1933 Act No. 333-37453
1940 Act No. 811-08413

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 135 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 132 [X]

EVERGREEN EQUITY TRUST
(Exact Name of Registrant as Specified in Charter)

200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

THE CORPORATION TRUST COMPANY
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is propsed that this filing will become effective: (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2010 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(i)
on [date] pursuant to paragraph (a)(i)
75 days after filing pursuant to paragraph (a)(ii)
on [date] pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment relates solely to Evergreen Asset Allocation Fund. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor superceded hereby.

EVERGREEN EQUITY TRUST

CONTENTS OF
POST-EFFECTIVE AMENDMENT NO. 135
TO
REGISTRATION STATEMENT

This Post-Effective Amendment No. 135 to Registrant's Registration Statement
No. 333-37453/811-08413 consists of the following pages, items of information and documents, together with the exhibits indicated in Part C as being filed herewith:

The Facing Sheet

PART A

Prospectus for Classes A, B, C and I shares of Evergreen Asset Allocation Fund, as supplemented from time to time, is contained herein.

Prospectus for Class R of Evergreen Asset Allocation Fund, as supplemented from time to time, is contained herein.

PART B

Statement of Additional Information for Evergreen Asset Allocation Fund, is contained herein.

PART C

Exhibits
Persons Controlled by or Under Common Control with Registrant
Indemnification
Business or Other Connections of Investment Advisor
Principal Underwriter
Location of Accounts and Records
Management Services
Undertakings
Notice
Signatures

EVERGREEN EQUITY TRUST

PART A
PROSPECTUS FOR EVERGREEN ASSET ALLOCATION FUND
CLASSES ABCI

SUPPLEMENT TO THE PROSPECTUSES

SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN BALANCED FUNDS

Fund Reorganization

                The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganization of the Evergreen Fund listed in the table below into the corresponding Wells Fargo Advantage Fund also listed in the table. The reorganization was proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds®, respectively.   In addition, the Wells Fargo Funds Trust Board of Trustees has also unanimously approved this fund reorganization.

Evergreen Fund	Wells Fargo Advantage Fund (Surviving Fund)	Portfolio Management Team of Surviving Fund
Evergreen Balanced Funds
Evergreen Asset Allocation Fund	Wells Fargo Advantage Asset Allocation Fund[1]	Ben Inker, Grantham, Mayo, Van Otterloo & Co. LLC

This fund will be newly created in order to receive the assets of the Evergreen Fund upon completion of the reorganization.

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In the reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.   Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

The reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to the reorganization, Evergreen Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the reorganization and information about fees, expenses, and risk factors, have been provided to shareholders of the Evergreen Fund in a Prospectus/Proxy Statement that mailed in April, 2010. The Prospectus/Proxy Statement provides information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement, please call 1.800.343.2898 or visit Evergreeninvestments.com.  The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

May 1, 2010                                                                                                                                             586996 (5/10)

Evergreen
BALANCED FUNDS
Prospectus May 1, 2010
Evergreen Asset Allocation Fund Class A EAAFX/Class B EABFX*/Class C EACFX/Class I EAIFX
* Class B shares of Evergreen funds are available for purchase only under certain circumstances. Please see the section entitled "Share Class Information" for more information.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Evergreen Balanced Funds

Fund Summary

Evergreen Asset Allocation Fund

INVESTMENT GOAL

The Fund seeks total return.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 16 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 72 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None

1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.33%	0.33%	0.33%	0.33%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.29%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses[1]	0.43%	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses[1]	1.30%	2.05%	2.05%	1.05%

1

The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$700	$708	$308	$107	$208	$208
3 Years	$963	$943	$643	$334	$643	$643
5 Years	$1,247	$1,303	$1,103	$579	$1,103	$1,103
10 Years	$2,053	$2,187	$2,379	$1,283	$2,187	$2,379

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by GMO, which invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. For more information regarding the underlying funds, see "Description of Underlying Funds" in the Fund's prospectus. GMO intends to expose at least 25% of Asset Allocation Trust's assets to fixed income investments and at least 25% of Asset Allocation Trust's assets to equity investments.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents and other short-term instruments, U.S. government securities and shares of registered investment companies.

Principal Risk Summaries. Because the Fund invests all of its investable assets in Asset Allocation Trust, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Concentration Risk. A Fund that concentrates its investments in a particular sector or industry is more vulnerable to adverse conditions affecting the sector or industry in which it concentrates and the value of the Fund's shares may be more volatile than a Fund that does not concentrate its investments.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. A Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to manage this risk.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Fund-of-Funds Risk. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds and Asset Allocation Trust.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Large Shareholder Risk. If a large shareholder of an underlying fund modifies its investment in an underlying fund, the underlying fund may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. Such transactions may accelerate the realization of taxable income by shareholders and could adversely affect an underlying fund's performance.

  Leverage Risk. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates or other factors.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Market Disruption and Geopolitical Risk. Geopolitical events such as wars and terrorist attacks, as well as other changes in foreign and domestic economic and political conditions, could adversely affect the individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments, and could make it more difficult for the Fund to stay fully invested in an asset class or implement its investment program for a period of time.

  Mortgage- and Asset-Backed Securities Risk. The values of mortgage- and asset-backed securities are extremely sensitive to the rate of prepayments and defaults on the underlying mortgages or obligations, and to changes in interest rates. In addition, these securities may be issued by private issuers that are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%)1

Highest Quarter: 2nd Quarter 2003	+12.82%
Lowest Quarter: 4th Quarter 2008	-11.80%
Year-to-date total return as of 3/31/2010 is +1.78%

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/29/1996	16.99%	3.16%	6.24%
Class A (after taxes on distributions)[2]	7/29/1996	16.04%	1.44%	4.51%
Class A (after taxes on distributions and the sale of Fund Shares)[2]	7/29/1996	11.04%	1.95%	4.48%
Class B (before taxes)	10/3/2002	18.14%	3.32%	6.49%
Class C (before taxes)	10/3/2002	22.08%	3.63%	6.33%
Class I (before taxes)	10/3/2002	24.40%	4.66%	7.08%
GMO Global Balanced Index (reflects no deduction for fees, expenses, or taxes)[3]		24.48%	3.34%	2.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		34.63%	3.10%	0.42%

1

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the Fund's predecessor fund, GMO Global Balanced Allocation Fund. Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown in the table above would have been lower. See "Adjusted Average Annual Total Return."

2

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

3

The GMO Global Balanced Index (GMOGBI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGBI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGBI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Adjusted Average Annual Total Returns. The following table lists the Fund's adjusted average annual total returns for the period ended 12/31/2009.

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/29/1996	16.99%	3.16%	5.93%
Class B (before taxes)	10/3/2002	18.14%	3.32%	5.96%
Class C (before taxes)	10/3/2002	22.08%	3.63%	5.80%
Class I (before taxes)	10/3/2002	24.40%	4.66%	6.84%

1

Historical performance for Classes A, B, C and I prior to 10/3/2002 is based on the performance of Class III of the fund's predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund's higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.06% for Class A, 1.81% for Classes B and C, and 0.81% for Class I. 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not and Class III of the predecessor fund did not pay a 12b-1 fee.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Ben Inker, Director of Asset Allocation for GMO1/1996

1

The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment advisor. Mr. Inker, an employee of GMO, is responsible for coordinating the portfolio management of Asset Allocation Trust.

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or a representative from your financial intermediary for more information.

Investment Goals, Strategies and Risks

INVESTMENT GOALS AND STRATEGIES

Evergreen Asset Allocation Fund

INVESTMENT GOAL

The Fund seeks total return.

The Fund's Board of Trustees can change this investment goal without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by GMO, which invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. Asset Allocation Trust is currently wholly owned by the Fund. The underlying funds in which the Fund indirectly invests primarily consist of GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO International Equity Funds (including one or more of GMO's emerging markets funds), GMO Alpha Only Fund, GMO Special Situations Fund, and GMO Flexible Equities Fund, all offered through separate prospectuses or private placement memoranda. For more information regarding the underlying funds, see "Description of Underlying Funds" at the back of this prospectus. Asset Allocation Trust may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities.

GMO uses proprietary quantitative models to determine the choice and weighting of the underlying funds in which Asset Allocation Trust invests. These models use multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) in which the underlying funds invest.

GMO shifts Asset Allocation Trust's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 25% of Asset Allocation Trust's assets to fixed income investments and at least 25% of Asset Allocation Trust's assets to equity investments.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies.

PRINCIPAL RISKS

Because the Fund invests all of its investable assets in Asset Allocation Trust, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary."

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are subject to greater credit risk and are less likely to be re-paid than are more highly rated instruments, such as investment grade bonds. Below investment grade bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually issued by companies or entities of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated bonds usually have a more limited market than higher-rated bonds, which may at times make it difficult to buy or sell them or to establish their fair value. They may also be or become illiquid.

  Concentration Risk. A Fund that concentrates its investments in a limited number of sectors, industries, states or countries is more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer or counterparty defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk is heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Derivatives Risk. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Emerging Markets Risk.  In addition to the risks normally associated with foreign investing, a Fund may be subject to the risks more specifically associated with investing in emerging markets. An "emerging market" is any market where sovereign-issued bonds, whether in local or hard currency, are not investment grade or whose local currency markets are not currently tradable. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Fund-of-Funds Risk. The Fund is exposed to the risk that one or more underlying funds will not perform as expected or will underperform other similar funds or that the combinations of underlying funds selected by GMO will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. The Fund will also indirectly bear expenses of Asset Allocation Trust and a proportionate share of the total fund operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which Asset Allocation Trust invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Asset Allocation Trust may, and intends to, invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, investments by Asset Allocation Trust in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Since GMO will receive fees from some of the underlying funds, GMO has a financial incentive to invest the assets of Asset Allocation Trust in underlying funds with higher fees, despite the investment interests of Asset Allocation Trust. However, GMO is legally obligated to disregard that incentive in selecting among shares of the underlying funds.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to other stocks, and if earnings growth expectations decline, their stock prices may fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Large Shareholder Risk. To the extent that shares of an underlying fund are held by large shareholders (e.g., institutional investors or asset allocation funds), they are subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the underlying funds, since they may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk is particularly pronounced if one shareholder owns a substantial portion of an underlying fund. These transactions could adversely affect the underlying funds' performance to the extent that the underlying funds are required to sell investments or invest cash at times when they would not otherwise do so. These transactions may also accelerate the realization of taxable income to the shareholder if such sales of investments result in gains, and may also increase transaction costs.

  Leverage Risk. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors by, in effect, increasing assets available for investment. The use of leverage may cause a Fund to liquidate investments when it may not be advantageous to do so.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The wars in Iraq and Afghanistan have had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008 may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. At such times, the Fund's exposure to the risks described elsewhere in this section, including stock market risk and credit risk, can increase. Also, the value of the Fund's investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. This risk is particularly acute in economic environments (like those prevailing recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Such market disruptions might prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause the underlying funds' derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury's ability to satisfy its obligations.

  Mortgage- and Asset-Backed Securities Risk. Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing, sale or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Stock Market Risk. Your investment in a Fund is affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly in periods of anticipated economic downturn.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Principal Investment Strategy," a Fund may also pursue the following non-principal investment strategies:

  Sell Strategy. A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate. There is no assurance that a Fund will sell an investment prior to a decline in its value or that a Fund will be able to sell an investment when a portfolio manager wishes to do so.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's  SAI.

ADDITIONAL INFORMATION ON EXPENSES

Expenses. The information shown in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses" is calculated as of a Fund's most recent fiscal year. If a Fund experiences a decline in average net assets due to market volatility or other factors, the Fund's current expense ratios may be higher than those shown in the table.

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $72 billion in assets for the Evergreen funds as of 12/31/2009. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a U.S. bank holding company.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid
Evergreen Fund	As a % of average daily net assets
Asset Allocation Fund	0.33%

EIMC oversees investment operations for the Fund, including oversight and supervision of the investment operations of Asset Allocation Trust and its investments in the underlying funds. GMO is the investment advisor to Asset Allocation Trust.

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of the Fund's investment advisory agreement by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended December 31st.

PORTFOLIO MANAGER(S)

The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment advisor to Asset Allocation Trust. Asset Allocation Trust does not pay a fee to GMO for its advisory services. However, Asset Allocation Trust (and indirectly, the Fund) bears the expenses of the underlying funds, including a share of management and other fees paid to GMO.

Day-to-day management of Asset Allocation Trust is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage Asset Allocation Trust's portfolio, and no one person is primarily responsible for day-to-day management of Asset Allocation Trust.

Ben Inker, the senior member of the Division, allocates the responsibility for portions of Asset Allocation Trust's portfolio to various members of the Division, oversees the implementation of the trades on behalf of Asset Allocation Trust, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows.

Mr. Inker has served as a senior member of the Division responsible for coordinating the portfolio management of Asset Allocation Trust (and previously the Fund) since the Fund's inception. Mr. Inker is Director of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

The SAI contains other information about how GMO determines the compensation of Mr. Inker, other accounts he manages, and his ownership of Fund shares.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC ("ESC"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Wells Fargo Funds Distributor, LLC ("WFFD"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Fund's principal underwriter. Certain of the Evergreen funds pay WFFD fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI. WFFD is located at 525 Market Street, San Francisco, California, 94105. WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds®.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent with respect to a portion of a Fund's securities and is compensated for its services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wells Fargo Advisers, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs, Turnover and Holdings."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's net asset value ("NAV") being overstated during the period; second, that Evergreen acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen Funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc., Evergreen's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, Evergreen has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. Evergreen neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and Evergreen Investment Services, Inc., the Evergreen funds' former distributor, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value ("NAV"), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the New York Stock Exchange closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided, as set forth in "Requests In Good Order" in the section entitled "Buying and Selling Fund Shares."

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. Because the Fund generally invests all of its assets in Asset Allocation Trust, which in turn invests in some or all of the underlying funds, the value of the Fund's portfolio is based on the NAV of the shares of the underlying funds in which Asset Allocation Trust invests. For information regarding the pricing policies of the underlying funds, including the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses or private placement memoranda of the underlying funds. The following describes the pricing policies of Asset Allocation Trust with respect to investments other than the underlying funds.

Asset Allocation Trust generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less from acquisition date are valued at amortized cost.

Asset Allocation Trust does not anticipate that it will fair value its securities often. However, if Asset Allocation Trust were to hold investments in certain types of government securities and short-term paper, the following would apply:

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, Asset Allocation Trust uses a "fair value" for the security as determined under policies established and reviewed periodically by its Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in Asset Allocation Trust's portfolio could be different from the actual value at which those securities could be sold in the market. For example, Asset Allocation Trust generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

SALES CHARGE BY CLASS

Each share class has its own sales charge and fee structure. For additional information regarding sales charges and fees, see "Purchase and Redemption of Shares" and "Principal Underwriter" in the SAI. Pay particularly close attention to the fee structure of each class to ensure that you invest in the appropriate share class for your investment needs and so that you know how much you will be paying before you invest. There are several ways in which you may be able to reduce or eliminate sales charges. Please see "Sales Charge Reduction" for more details.

Summary of Share Classes
	Class A	Class B	Class C	Class I
Front-End Sales Charge	Up to 5.75%, depending on amount invested	None	None	None
Contingent Deferred Sales Charge	None, except 1% on redemptions on purchases of $1,000,000 or more sold within 18 months of purchase	Up to 5% if you sell your shares - charge is reduced over time and not charged after six years	Up to 1% if you sell your shares within one year of purchase	None
12b-1 Fees	Currently up to 0.25% of average daily net assets	Up to 1% of average daily net assets	Up to 1% of average daily net assets	None
Annual Expenses	Lower than Class B or Class C shares; Higher than Class I shares	Higher than Class A and Class I shares; Same as Class C shares; Class B shares convert to Class A shares after eight years	Higher than Class A and Class I shares; Same as Class B shares	Lower than Class A, Class B and Class C shares

  12b-1 Fees. To compensate WFFD for the service it provides and for the expenses it bears in connection with the distribution of Fund shares, certain classes of the Evergreen funds make payments to WFFD from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads.

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" for more details). In addition, Class A shares are subject to ongoing 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price [3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge."

  Class B. Class B shares of a Fund are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) the Fund's dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class B Contingent Deferred Sales Charge
Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%

1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

  Class C. If you select Class C shares, you do not pay a front-end sales charge, but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" for information on how the contingent deferred sales charge is determined. Depending on your investment timeframe, the combined contingent deferred sales charge and 12b-1 fees may result in higher costs than if you had purchased Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%

1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction."

Calculating the Contingent Deferred Sales Charge
The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) your original cost for such shares. Upon request for redemption, the Fund will first seek to sell shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to minimize your contingent deferred sales charge. The contingent deferred sales charge on any redemption is, to the extent permitted by Financial Industry Regulatory Authority (FINRA), paid to WFFD or its predecessor. Please see "Purchase and Redemption of Shares" in the SAI for more information.

  Class I. The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Buying and Selling Fund Shares," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Additional Compensation to Financial Services Firms. EIMC or WFFD has entered into revenue sharing arrangements under which EIMC or WFFD, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or WFFD's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, WFFD or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or WFFD and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

SALES CHARGE REDUCTION

There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

Summary of Sales Charge Reductions
Programs Available (X)	Class A	Class B	Class C
Right of Accumulation	X	Balances may apply to reduce sales charge on Class A purchases	Balances may apply to reduce sales charge on Class A purchases
Letter of Intent	X	N/A	N/A
Combined Purchases	X	N/A	Concurrent purchases may apply to reduce sales charge on Class A purchases
NAV Privileges (e.g., Retirement Plans, Wrap Accounts, etc.)	X	N/A	N/A
CDSC Waiver	X (on purchases of $1M or more)	X	X

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts held by you or your immediate family members, or any other facts and circumstances that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. To determine who qualifies as an immediate family member, please see the section entitled "Immediate Family Members" at the end of this section.

Class A Front-End Sales Charge Reduction

  Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge applicable to your current Class A purchase. Only balances currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same firm through which you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge. You may include investments held by the members of your immediate family (please see the section entitled "Immediate Family Members" at the end of this section), including the value of Evergreen fund investments held by you or them in individual retirement plans, such as individual retirement accounts (IRAs) and trust accounts where either you or your immediate family member is the grantor of the trust, provided such balances are also currently held entirely either in accounts with the Evergreen funds or, if held in an account through a financial services firm, at the same financial services firm through which you are making your current purchase. The value of Evergreen funds investments held in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, will not be added to your current purchase for purposes of determining your Class A sales charge.

  Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13 month period. Purchases made within the previous 90 days are eligible to be included in the total amount. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met. If your commitment is not met, a portion of your investment will be redeemed to satisfy the higher front-end sales charge applicable to the amount actually purchased.

  Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A and/or Class C shares in multiple Evergreen funds at the same time, excluding amounts that you invest in any Evergreen money market funds on which no sales charge will be paid. The combined dollar amount invested in Class A and/or Class C shares will determine the front-end sales charge applied to all of your current Class A share purchases. Shares held through other financial service firms will not be added to your current purchase for purposes of determining your Class A sales charge.

  NAV Purchases. Class A shares may be sold at NAV (without a front-end sales charge and generally without a contingent deferred sales charge) to the following:

  Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wells Fargo and its affiliates, and members of each such individual's immediate family.

  Employees of broker-dealer firms that have entered into dealer agreements with WFFD, and members of each such individual's immediate family.

  Employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. In connection with purchases by such plans, WFFD will pay the applicable investment firm a commission that corresponds to the commission rate that applies at the first breakpoint where no sales charge is incurred, as set forth in the Class A table of the previous section entitled "Sales Charge by Class." If the total value of the plan's assets in the Fund exceeds this first breakpoint, the commission paid will correspond to the rate that applies at the appropriate breakpoint based on the value of the plan's holdings. Please note that certain redemptions may not qualify for a waiver of contingent deferred sales charges. See the following section entitled "Waivers of Contingent Deferred Sales Charge."

  Institutional investors (which may include bank trust departments and registered investment advisors).

  Wrap, or separately managed, accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen.

Waivers of Contingent Deferred Sales Charge

  You will not be assessed a contingent deferred sales charge for Class A (if applicable), Class B or Class C shares if you sell shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains.

  Death of a shareholder named on the relevant account, provided the redemption is made immediately upon registering the account in another name or changing the account registration to remove the decedent's name.

  Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities). In order to be considered disabled, the shareholder's condition must meet the Social Security Administration's definition of disability.

  Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.

  Shares in an account that has been closed because it falls below the minimum initial purchase amount.

  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.

  Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70 1/2 years old.

  Loan proceeds and financial hardship distributions from a retirement plan.

  Returns of excess contributions or excess deferral amounts made to a retirement plan participant.

  A redemption by an individual participant in employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

You can also find information relating to sales charges and sales charge reduction and elimination programs at EvergreenInvestments.com, as well as in the section entitled "Purchase and Redemption of Shares" in the SAI.

Immediate Family Members
Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

  an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  a domestic partner, who is an individual (including one of the same gender) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and

  an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

Account Minimums
	Minimum Initial Purchase of Classes A, B and C shares1,[2]	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,0003,4,[5]	$1,000,0003,6,[7]	None
IRAs	$1,0003,[4]	N/A6	None
Systematic Investment Plan	$500[4]	N/A6	$50 (for Classes A and C)[6]

1	The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.
2

Class B shares of all Evergreen funds are closed to new accounts and additional purchases by existing shareholders but remain available through exchange transactions or the dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise to modify this policy at any time.

3	The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.
4

The minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to below.

5

The minimum initial purchase amount for Class A shares may be waived for employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans as well as for fee-based mutual fund wrap programs.

6

The minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, or (iv) investment advisory clients of EIMC (or its advisory affiliates). Each of the aforementioned classes of investors may invest in Class I shares at the minimum investment amounts for Class A and C shares described above.

7

The minimum initial purchase amount does not apply to the following two types of investors: (i) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans with total plan assets of more than $1 million and (ii) fee-based mutual fund wrap accounts. In addition, EIMC or the Board of Trustees may waive, in their discretion, the minimum initial purchase amount under other circumstances.

  Small Account Fee. The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000. The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

RETIREMENT PLANS

You may invest in a Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative. See "Additional Shareholder Services" for information on the Exchange Privilege, Payroll Deduction, Systematic Investment Plan (SIP), and Systematic Withdrawal Plan (SWP).

Requests in "Good Order"
All purchase, exchange and redemption requests must be received in "good order." This means that the request must include:

  The Fund name and account number;

  The amount (in dollars or shares) and type (purchase or sale) of the request;

  Signature(s) of the registered owner(s);

  If required, a Medallion signature guarantee (see "Redemption Requests That Require a Signature Guarantee"); and

  Any supporting legal documentation that may be required.

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer before the Fund's closing time (usually 4:00 p.m. ET on market trading days) will be processed at the NAV calculated that day.[1]

Purchase, exchange and redemption requests that are in good order and are received by the Fund or an authorized investment dealer at or after the Fund's closing time will be processed at the next NAV calculated.[1]

The Evergreen funds reserve the right to reject any purchase or exchange order and to terminate a shareholder's investment or exchange privileges.

1

The Fund's shares may be made available through financial services firms which are also investment dealers and which have a service agreement with WFFD. The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the Fund's closing time. These financial services firms may charge transaction fees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to certain unusual circumstances.

Opening an Account
By Mail or through an Investment Professional	Step 1	Complete and sign an account application. You can download an account application from EvergreenInvestments.com.
	Step 2	Instruct your bank to wire or transfer your purchase (they may charge a wire fee) or make a check payable to "Evergreen Investments" in the amount of your investment.
	Step 3	Mail all applicable documents to the address below, or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with WFFD):
		Postal Service Address: Evergreen Investments P.O. Box 8400 Boston, MA 02266-8400	Overnight Address: Evergreen Investments 30 Dan Road Canton, MA 02021-2809

Adding to an Account
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Steps 2 and 3 under "Opening an Account" above.
By Phone	Step 1

Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.

Step 2

Either instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee) or, if your bank account is on file with WFFD, contact Evergreen to request an electronic transfer through the Automated Clearing House (ACH), so that you may avoid paying wiring fees. A purchase transferred through ACH may not be less than $100 and may not exceed $10,000.

Selling Fund Shares
To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions. For all other accounts, you may redeem shares as follows:
By Mail	Step 1 Step 2	Write a note that includes all the information listed under "Requests in Good Order" above. Complete Step 3 under "Opening an Account" above.
By Phone[1]

Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.343.2898 between 9 a.m. and 6 p.m. ET on any business day.

1

The telephone redemption service must be authorized ahead of time. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however, we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. If you have recently purchased shares by check or ACH transfer and the Fund has not yet collected payment for the shares you are redeeming, we may delay paying out the proceeds on your redemption until payment has been collected, which may take up to seven business days. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen Investments. The following circumstances require a Medallion signature guarantee:

  You are redeeming more than $50,000.

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

  The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation may be required:
corporate accounts: certified copy of corporate resolution
fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

ADDITIONAL SHAREHOLDER SERVICES

Evergreen Express Line
1.800.346.3858
Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or return; or order a statement or duplicate tax form.

For more information about these services, visit EvergreenInvestments.com.

  Exchange Privilege. You can easily exchange shares between Evergreen funds by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting EvergreenInvestments.com.

Exchanges must:

  meet the minimum initial purchase amount of the Fund into which you are exchanging; and

  be within the same class and under the same registration.

There is no sales charge when exchanging shares within the Evergreen funds family, except for exchanges from Class A shares of an Evergreen money market fund that have not been subject to a previous sales charge.

The telephone exchange service must be authorized ahead of time. Once you have authorized this service, anyone with a PIN or the required account information (including your investment professional) can request a telephone exchange in your account.

  Payroll Deduction (Classes A and C only). If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. Your payroll department will let you know the date of the pay period when your investment begins.

  Systematic Investment Plan (SIP). You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis. To enroll when opening an account, check off the box on the account application and provide: (i) your bank account information and (ii) the amount and date of your monthly or quarterly investment. To establish automatic investing for an existing account, call 1.800.343.2898 for an application. The minimum investment is $50 per month, quarter or year.

  Systematic Withdrawal Plan (SWP). You can transfer money automatically from your Fund account on a monthly or quarterly basis. The withdrawal can be mailed to you or deposited directly into your bank account. The minimum amount required to be withdrawn monthly, quarterly or annually is $75. To enroll, call 1.800.343.2898 for instructions. Enrolling in the SWP may subject you to a Small Account Fee if your account balance drops below $1,000.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Evergreen Asset Allocation Fund	Annually

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.343.2898 to change preferences. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, for taxable years beginning before January 1, 2011, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at rates applicable to long-term capital gains (that have been temporarily reduced in the case of individuals to no higher than 15%), provided that the Fund, Asset Allocation Trust and the underlying funds meet certain holding period and other requirements with respect to their respective underlying shares and that the shareholders of the Fund also meet similar holding periods and requirements with respect to their shares. It is currently unclear whether Congress will extend, modify or eliminate this reduced rate to or for tax years beginning on or after January 1, 2011. In addition, in order for dividends received from a foreign corporation by the Fund (via the underlying funds through Asset Allocation Trust) to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will be taxed at the applicable long-term capital gains rates, which for individuals have been temporarily reduced to no higher than 15% for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, modify or eliminate this provision to or for tax years beginning on or after January 1, 2011.

When the Fund redeems shares in the Asset Allocation Trust (through which it invests in the underlying funds), the full amount of the redemption proceeds will be characterized as a dividend  instead of as a capital gain or loss on the shares of Asset Allocation Trust. This dividend characterization is only to the extent the Trust has net earnings and profits that are undistributed. Moreover, the Fund's indirect investment in underlying funds could affect the amount, timing and character of distributions. See the "Special Considerations for Shareholders of Evergreen Asset Allocation Fund" section in the SAI for further discussion.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. In addition, with respect to investors who hold shares of an Evergreen Municipal Bond Fund or an Evergreen Municipal Money Market Fund, exempt-interest dividends are reported on Form 1099 INT. You must report these on your tax return. You could pay a penalty if you neglect to report them. You will not be provided with the above mentioned forms if you are exempt from certain reporting requirements. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com/tax. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TURNOVER AND HOLDINGS

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It could also result in a Fund realizing greater net short-term or long-term capital gains, distributions of which are taxable to shareholders at ordinary income or long-term capital gains rates, respectively, except to shareholders holding Fund shares in tax-deferred arrangements, such as a 401(k) plan or an individual retirement account. Portfolio turnover rates can be found in the "Financial Highlights" section.

Portfolio Holdings. A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's SAI in the section entitled "Fund Policies, Securities, Practices and Risks."

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Evergreen Asset Allocation Fund

	Year Ended December 31,
Class A	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.38	$14.91	$14.81	$14.09	$13.62
Income from investment operations
Net investment income (loss)	(0.08)	(0.11)[1]	0.27	0.35[1]	0.26
Net realized and unrealized gains or losses on investments	2.34	(3.17)	0.77	1.23	0.80
Total from investment operations	2.26	(3.28)	1.04	1.58	1.06
Distributions to shareholders from
Net investment income	(0.27)	(1.08)	(0.58)	(0.44)	(0.36)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0
Total distributions to shareholders	(0.27)	(2.25)	(0.94)	(0.86)	(0.59)
Net asset value, end of period	$11.37	$9.38	$14.91	$14.81	$14.09
Total return[2]	24.10%	(22.31)%	7.09%	11.32%	7.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,077,187	$2,640,410	$4,405,430	$3,873,495	$2,875,596
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	0.87%	0.81%	0.81%	0.89%	0.94%
Expenses excluding waivers/reimbursements and expense reductions[3]	0.87%	0.82%	0.84%	0.89%	0.97%
Net investment income (loss)	(0.87)%	(0.81)%	1.73%	2.39%	2.39%
Portfolio turnover rate	2%	6%	2%	1%	16%[4]

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
4

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

Evergreen Asset Allocation Fund

	Year Ended December 31,
Class B	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.30	$14.75	$14.65	$13.95	$13.50
Income from investment operations
Net investment income (loss)	(0.17)	(0.20)[1]	0.15	0.23	0.17
Net realized and unrealized gains or losses on investments	2.32	(3.13)	0.77	1.22	0.77
Total from investment operations	2.15	(3.33)	0.92	1.45	0.94
Distributions to shareholders from
Net investment income	(0.18)	(0.95)	(0.46)	(0.33)	(0.26)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0
Total distributions to shareholders	(0.18)	(2.12)	(0.82)	(0.75)	(0.49)
Net asset value, end of period	$11.27	$9.30	$14.75	$14.65	$13.95
Total return[2]	23.14%	(22.94)%	6.33%	10.53%	7.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,415,023	$1,369,657	$2,131,841	$2,050,316	$1,696,880
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.64%
Expenses excluding waivers/reimbursements and expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.67%
Net investment income (loss)	(1.62)%	(1.56)%	0.91%	1.60%	1.44%
Portfolio turnover rate	2%	6%	2%	1%	16%[4]

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
4

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

Evergreen Asset Allocation Fund

	Year Ended December 31,
Class C	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.12	$14.47	$14.39	$13.71	$13.28
Income from investment operations
Net investment income (loss)	(0.16)	(0.20)[1]	0.16	0.24	0.18
Net realized and unrealized gains or losses on investments	2.27	(3.06)	0.74	1.19	0.75
Total from investment operations	2.11	(3.26)	0.90	1.43	0.93
Distributions to shareholders from
Net investment income	(0.19)	(0.92)	(0.46)	(0.33)	(0.27)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0
Total distributions to shareholders	(0.19)	(2.09)	(0.82)	(0.75)	(0.50)
Net asset value, end of period	$11.04	$9.12	$14.47	$14.39	$13.71
Total return[2]	23.08%	(22.85)%	6.29%	10.56%	7.10%
Ratios and supplemental data
Net assets, end of period (thousands)	$3,490,657	$3,019,585	$4,666,033	$4,100,205	$3,017,854
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.64%
Expenses excluding waivers/reimbursements and expense reductions[3]	1.62%	1.56%	1.54%	1.59%	1.67%
Net investment income (loss)	(1.62)%	(1.56)%	1.01%	1.76%	1.69%
Portfolio turnover rate	2%	6%	2%	1%	16%[4]

1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
4

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

Evergreen Asset Allocation Fund

	Year Ended December 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.42	$14.99	$14.90	$14.16	$13.68
Income from investment operations
Net investment income (loss)	(0.06)[1]	(0.07)[1]	0.31	0.39	0.27
Net realized and unrealized gains or losses on investments	2.36	(3.20)	0.77	1.25	0.82
Total from investment operations	2.30	(3.27)	1.08	1.64	1.09
Distributions to shareholders from
Net investment income	(0.30)	(1.13)	(0.63)	(0.48)	(0.38)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0
Total distributions to shareholders	(0.30)	(2.30)	(0.99)	(0.90)	(0.61)
Net asset value, end of period	$11.42	$9.42	$14.99	$14.90	$14.16
Total return	24.40%	(22.12)%	7.29%	11.73%	8.11%
Ratios and supplemental data
Net assets, end of period (thousands)	$639,903	$348,394	$337,645	$272,772	$171,789
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[2]	0.62%	0.57%	0.54%	0.59%	0.64%
Expenses excluding waivers/reimbursements and expense reductions[2]	0.62%	0.57%	0.54%	0.59%	0.67%
Net investment income (loss)	(0.62)%	(0.56)%	2.18%	2.98%	2.75%
Portfolio turnover rate	2%	6%	2%	1%	16%[3]

1	Per share amount is based on average shares outstanding during the period.
2	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
3

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

DESCRIPTION OF UNDERLYING FUNDS

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed in this prospectus under "Principal Risks." For a more detailed explanation of each underlying fund's principal investments, investment methodology and risks, as well as a definition of each underlying fund's benchmark, see "Underlying Funds" in the Fund's Statement of Additional Information. References below to the "Manager" are to GMO.

GMO U.S. Equity Funds
Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Core Equity Fund S&P 500 Index

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, invests at least 80% of its assets in equity investments tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures.

GMO Quality Fund (formerly, GMO U.S. Quality Equity Fund) S&P 500 Index

Seeks high total return through investment in equities the Manager believes to be high quality. May make security investments in companies whose stocks are traded in any of the world's securities markets. The Manager relies principally on proprietary models, both quantitative and fundamental, to evaluate a company's quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity and revenues). The Manager seeks to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the fund's portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time. May hold fewer than 100 stocks. Does not seek to control risk relative to the S&P 500 Index, MSCI ACWI (All Country World Index) Index, or any other securities market index or benchmark. Reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. May make investments in emerging countries. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO U.S. Intrinsic Value Fund Russell 1000® Value Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO U.S. Growth Fund Russell 1000® Growth Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/ or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Real Estate Fund MSCI U.S. REIT Index

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index and in companies with similar characteristics. Has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related investments. For this purpose, the term "real estate-related investments" includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/ or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO U.S. Small/Mid Cap Value Fund Russell 2500® Value Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify small- and mid-cap company stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures.

GMO U.S. Small/Mid Cap Growth Fund Russell 2500® Growth Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify small- and mid-cap company stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Fixed Income Funds

Because of the deterioration in credit markets that became acute in 2008, the GMO Fixed Income Funds (other than GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO Debt Opportunities Fund, and GMO High Quality Short-Duration Bond Fund) previously effected nearly all redemptions of their shares in-kind. For all underlying funds, if GMO determines, in its sole discretion, that paying redemption proceeds wholly or partly in cash would be detrimental to the best interests of an underlying fund's remaining shareholders, the underying fund may pay the redemption proceed in whole or in part with securities instead of cash. Additionally, these GMO Fixed Income Funds will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with a fund's normal investment strategies) and may not achieve their respective investment objectives during the period in which they are taking temporary defensive measures. With respect to the GMO Fixed Income Funds' investments, the term "investment grade" refers to a rating of Baa3/P-2 or better given by Moody's Investors Service, Inc. ("Moody's") or BBB-/A-2 or better given by Standard & Poor's Rating Services (S&P) to a particular debt investment/commercial paper, and the term "below investment grade" refers to any rating below Baa3/P-2 given by Moody's or below BBB-/A-2 given by S&P to a particular debt investment/commercial paper. Fixed income securities rated below investment grade are also known as high yield or "junk" bonds. In addition, investment-grade securities/commercial paper that are given a rating of Aa/P-1 or better by Moody's or AA/A-1 or better by S&P are referred to as "high quality." Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody's and/or S&P, but also securities unrated by Moody's or S&P that are determined by the Manager to have credit qualities comparable to securities rated by Moody's or S&P as investment grade, below investment grade, or high quality, as applicable.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Domestic Bond Fund Barclays Capital U.S. Government Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset backed securities). Under normal circumstances, the fund invests at least 80% of its assets in bonds tied economically to the U.S. To implement its investment strategies, the fund may invest in or hold: (i) U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government); (ii) derivatives, including without limitation, futures contracts, credit default swaps and other swap contracts; (iii) shares of SDCF (to gain exposure to asset-backed securities); and (iv) shares of U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF currently holds and may continue to hold material positions of below investment grade securities. May also invest a portion of its assets in foreign bonds and lower-rated securities. May invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by the fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. The Manager employs fundamental investment techniques and quantitative models to identify investments the Manager believes are undervalued or may provide downside protection. The Manager considers issue-specific risk in the selection process. The Manager normally seeks to cause the duration of the fund to approximate that of its benchmark (4.7 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Core Plus Bond Fund Barclays Capital U.S. Aggregate Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/-2 years of the benchmark's duration (4.1 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO International Bond Fund JPMorgan Non-U.S. Government Bond Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.4 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Currency Hedged International Bond Fund JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. Generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.3 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Global Bond Fund JPMorgan Global Government Bond Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.1 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Emerging Country Debt Fund JPMorgan Emerging Markets Bond Index Global (EMBIG)

Seeks total return in excess of that of its benchmark. Invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by emerging countries, or in entities wholly unrelated to emerging countries. Under normal circumstances, invests (including through investment in other GMO funds) at least 80% of its assets in debt investments tied economically to emerging countries. Typically gains its investment exposure by purchasing debt of sovereign issuers of emerging countries or through the use of derivatives, typically credit default swaps. Also invests in asset-backed securities (including through GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund). May invest a substantial portion of its assets in below investment grade securities (also known as "junk bonds"). Generally, at least 75% of the fund's assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the fund also typically uses exchange-traded and over-the-counter ("OTC") derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures. The Manager emphasizes a "bottom-up" approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify those the Manager believes are undervalued. The assessment of the Manager also determines country allocations based on its fundamental outlook for a country. The Manager normally seeks to cause the interest rate duration of the fund's portfolio to approximate that of its benchmark (6.7 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Short-Duration Investment Fund JPMorgan U.S. 3 Month Cash Index

Seeks to provide current income to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, the fund may invest in asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers' acceptances, and other bank obligations. The fund has invested a substantial portion of its assets in GMO Short-Duration Collateral Fund ("SDCF") (which invests primarily in asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the fund, in particular through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities. In selecting fixed income securities for the fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain a duration of 365 days or less for the fund's portfolio. The fund's dollar-weighted average portfolio maturity may be substantially longer than the fund's dollar-weighted average portfolio duration. The fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Inflation Indexed Plus Bond Fund Barclays Capital U.S. Treasury Inflation Notes Index

Seeks total return in excess of that of its benchmark. Primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing inflation-indexed bonds. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests (including through investment in other GMO Funds) at least 80% of its assets in inflation indexed bonds. For this purpose, "inflation indexed bonds" include instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue. To implement its investment strategies, the fund may invest in or hold: (i) inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; (ii) non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position); (iii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to inflation indexed bonds and/or the global interest rate, credit, and currency markets); (iv) shares of SDCF (to gain exposure to asset-backed securities); (v) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (vi) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vii) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies outside of those in its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Short-Duration Collateral Fund ("SDCF") JPMorgan U.S. 3 Month Cash Index

Seeks total return comparable to that of its benchmark. Primarily invests in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The fund also may use exchange-traded and over-the-counter ("OTC") derivatives. The fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, the fund currently holds and may continue to hold material positions of below investment grade securities. In selecting fixed income securities for the fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain an interest rate duration of 365 days or less for the fund's portfolio. The fund's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration. SDCF is not currently accepting orders for the purchase of shares other than reinvestment of dividends. Since the deterioration in credit markets that became acute in 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Short-Duration Collateral Share Fund JPMorgan U.S. 3 Month Cash Index

Seeks total return comparable to that of its benchmark. The fund invests substantially all of its assets in GMO Short-Duration Collateral Fund ("SDCF") (an arrangement often referred to as a "master-feeder" structure) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in U.S. and foreign adjustable rate asset-backed securities and primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter ("OTC") derivatives. Because of the deterioration in credit markets that became acute in 2008, the fund, through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities. In selecting fixed income securities for SDCF's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain an interest rate duration of 365 days or less for SDCF's portfolio. SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average interest rate duration. SDCF is not currently accepting orders for the purchase of shares other than reinvestment of dividends. Since the deterioration in credit markets that became acute in 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO World Opportunity Overlay Fund JPMorgan U.S. 3 Month Cash Index

Seeks total return greater than that of its benchmark. The fund's investment program has two principal components. One component of the fund's investment program involves the use of derivatives to seek to exploit misvaluations in world interest rates, currencies and credit markets, and to add value relative to the fund's benchmark. The other component of the fund's investment program involves direct investments, primarily in asset-backed securities and other adjustable rate fixed income securities. To add value relative to the fund's benchmark, the Manager employs proprietary quantitative and other models to seek to identify and estimate the relative misvaluation of interest rate, currency, and credit markets. Based on such estimates, the fund establishes its positions, mainly through derivatives, across global interest rate, currency, and credit markets. Derivative positions taken by the fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. As a result of its derivative positions, the fund typically will have a net notional value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark. The fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The fund's fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, the fund currently holds and may continue to hold material positions of below investment grade securities. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Strategic Fixed Income Fund JPMorgan U.S. 3 Month Cash Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests (including through investment in other GMO funds) at least 80% of its assets in fixed income securities. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, credit default swaps and other swap contracts; (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. May invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by the fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. The Manager seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Asset Allocation Bond Fund Citigroup 3 Month Treasury Bill Index

Seeks total return in excess of that of its benchmark. May invest in bonds of any kind. Under normal circumstances, invests (including through investment in other GMO funds) at least 80% of its assets in bonds. May invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that the fund may invest in include, but are not limited to: (i) investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities; (ii) below investment grade bonds (also known as "junk bonds"); (iii) inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; (iv) sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as "junk bonds")); and (v) asset-backed securities, including mortgage related and mortgage-backed securities. May also invest in futures contracts, currency options, currency forwards, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives. May gain exposure to the investments described above through investments in shares of other GMO Funds, including GMO U.S. Treasury Fund. May invest up to 100% of its assets in below investment grade bonds (also known as "junk bonds"). May also hold securities that are downgraded to below investment grade status after the time of purchase by the fund. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of different sectors of the bond market, such as corporate, U.S. government, foreign, and asset-backed bond sectors, and to identify investments the Manager believes are undervalued, less overvalued and/or may provide downside protection. May take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to various sectors of the bond market. The Manager does not seek to maintain a specified portfolio duration for the fund, and the fund's portfolio duration will change depending on the fund's investments and the Manager's current outlook on different sectors of the bond market.

GMO U.S. Treasury Fund Citigroup 3 Month Treasury Bill Index

Seeks to achieve liquidity and safety of principal with current income as a secondary objective. Seeks to achieve its objective by investing primarily in U.S. Treasury securities. Under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing. As a principal investment strategy the fund may enter into repurchase agreements, under which the fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent upon the fund having an interest in the security that can be realized in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the fund may also invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). May also invest in unaffiliated money market funds. Normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, the fund may own a security with a stated or remaining maturity of greater than one year. Although the fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain a duration of one year or less for the fund's portfolio. The Manager determines the fund's dollar-weighted average portfolio duration by aggregating the durations of the fund's individual holdings and weighting each holding based on its market value. In selecting U.S. Treasury securities for the fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. Other GMO Funds may invest in the fund to achieve exposure to U.S. Treasury securities, to invest cash and/or to seek to generate a return similar to yields on U.S. Treasury securities.

GMO Debt Opportunities Fund N/A

Seeks positive total return. Invests primarily in debt investments. Under normal circumstances, the fund invests at least 80% of its assets in debt investments. May make investments in all types of U.S. and foreign debt investments, without regard to the credit rating of the obligor. May invest in debt investments issued by a wide range of private issuers and by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). May invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. May also use other exchange-traded and over-the-counter ("OTC") derivatives. The fund is not restricted in its exposure to any type of debt investment, and at times may be substantially exposed to a single type of debt investment (e.g., asset-backed securities). The fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. May invest in securities of any credit quality. There is no limit on the amount of the fund's total assets that may be invested in below investment grade securities, and the fund may invest in material positions of below investment grade securities. Debt investments rated below investment grade are also known as high yield or "junk" bonds. The fund initially expects to invest substantially all of its assets in asset-backed securities, a substantial portion of which will be junk bonds. The may also invest in unaffiliated money market funds. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. In selecting debt investments for the fund's portfolio, the Manager emphasizes a "bottom-up" approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of investments and to identify those the Manager believes are undervalued. The fund does not seek to maintain a specified interest rate duration for its portfolio. Does not seek to control risk relative to a particular securities market index or benchmark. In addition, the fund does not seek to outperform a particular securities market index or blend of market indices. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO High Quality Short-Duration Bond Fund J.P. Morgan U.S. 3 Month Cash Index

Seeks total return in excess that of its benchmark to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, the fund primarily invests in high quality U.S. and foreign fixed income securities. May invest in fixed income securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). May invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. May also use other exchange-traded and over-the-counter ("OTC") derivatives. The fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Under normal circumstances, the fund invests at least 80% of its assets in high quality bonds. While the fund primarily invests in high quality bonds, the fund may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality. The fund may also invest in unaffiliated money market funds. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. In selecting fixed income securities for the fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain an interest rate duration of 365 days or less for the fund's portfolio. The fund's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration. The Manager estimates the fund's dollar-weighted average interest rate duration by aggregating the durations of the fund's individual holdings and weighting each holding based on its market value. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO International Equity Funds
Fund Name and Benchmark	Investment Goals/Strategy
GMO International Core Equity Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO International Intrinsic Value Fund MSCI EAFE Value Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to countries other than the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager uses momentum measures to evaluate stocks that have been prescreened for value characteristics. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO International Growth Equity Fund MSCI EAFE Growth Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, the fund invests at least 80% of its assets in equity investments. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. When evaluating stocks, the Manager begins with a universe of stocks that are either included in the fund's growth-oriented benchmark or that are believed to have similar growth characteristics to such stocks. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures, contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO Currency Hedged International Equity Fund MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged)

Seeks total return greater than that of its benchmark. The fund is a fund of funds and invests primarily in other GMO funds. The fund may invest in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, and GMO Flexible Equities Fund (collectively, "underlying funds"). Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying funds and decide how much to invest in each. The models use multi-year forecasts of relative value and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth). The Manager shifts investments among the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the fund's investments. The Manager looks at the underlying funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar through the use of currency forwards and other derivatives. While the fund's benchmark is fully hedged, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Foreign Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies tied economically to non-U.S. countries, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, invests at least 80% of its assets in investments tied economically to countries outside the U.S. The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process. The fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. Typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the fund's benchmark. Generally seeks to be fully invested and normally does not take temporary defensive positions.  The fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. Typically invests in emerging countries, but these investments generally represent 10% or less of the fund's total assets. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Foreign Small Companies Fund S&P Developed ex-U.S. Small Cap Index

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies tied economically to non-U.S. countries that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization ("small companies"). Under normal circumstances, invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the fund is generally within the market capitalization range of companies in the fund's benchmark. Depending upon the country, as of May 31, 2009, the market capitalization of the largest company (in a particular country) included within the fund's definition of small companies ranged from approximately $427 million (New Zealand) to $14 billion (Switzerland) (based on exchange rates as of May 31, 2009). The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process. The fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. Typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the fund's benchmark. Generally seeks to be fully invested, and normally does not take temporary defensive positions.  The fund, however, may hold up to 10% of its total assets in cash and cash equivalents in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. Typically invests in emerging countries, but these investments (excluding investments in companies from emerging countries included in the fund's benchmark) generally represent 10% or less of the fund's total assets. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options.

GMO International Small Companies Fund MSCI EAFE Small Cap Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2009, the market capitalization of the largest company included within the fund's definition of small companies was approximately $5.67 billion. Under normal circumstances, invests at least 80% of its assets in securities of small companies. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO Emerging Markets Fund S&P/IFCI (Investable) Composite Index

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets ("emerging markets"). Under normal circumstances, invests at least 80% of its assets in investments tied economically to emerging markets. The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including: (i) countries – value, momentum, and macroeconomic models; and (ii) stocks – earnings and price momentum, price to earnings ratios, price to book ratios and quality. The factors considered and models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds ("ETFs") to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund has entered into an agreement with an ETF that allows the fund to invest in that ETF beyond 1940 Act statutory limitations, provided that the fund complies with the terms and conditions of the ETF's exemptive order. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Emerging Countries Fund S&P/IFCI (Investable) Composite Index

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, the fund invests at least 80% of its assets in investments tied economically to emerging countries. The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including: (i) countries – value, momentum, and macroeconomic models; and (ii) stocks – earnings and price momentum, price to earnings ratios, price to book ratios and quality. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds ("ETFs") to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund has entered into an agreement with an ETF that allows the fund to invest in that ETF beyond 1940 Act statutory limitations, provided that the fund complies with the terms and conditions of the ETF's exemptive order. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Developed World Stock Fund MSCI World Index

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to the world's developed markets, including the U.S. Under normal circumstances, invests at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depository receipts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Other Funds
Fund Name and Benchmark	Investment Goals/Strategy
GMO Alpha Only Fund Citigroup 3-Month Treasury Bill Index

Seeks to outperform its benchmark. Invests in shares of the GMO U.S. Equity Funds and GMO International Equity Funds and also may invest in shares of GMO Emerging Country Debt Fund and GMO Flexible Equities Fund (collectively, the "underlying funds"). In addition, the fund may invest in securities. The fund implements its strategy with investments in a combination of U.S., foreign, and emerging country equities, and emerging country debt. The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying funds and securities in which the fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes). The Manager seeks to hedge some or all of the broad market exposure of the underlying funds and assets in which the fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund). The Manager changes the fund's holdings in response to changes in its investment outlook and market valuations and may use redemption/ purchase activity to rebalance the fund's investments. To the extent that the fund's hedges are effective, the performance of the fund's portfolio is expected to have a low correlation to the performance of the underlying funds and assets in which the fund invests. Instead, the fund's performance is expected to approximate the performance of the underlying funds and assets in which the fund invests relative to the broader securities markets. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Special Situations Fund N/A

Seeks capital appreciation and capital preservation. Seeks to achieve its investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. May have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). The fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the fund is not restricted in its exposure (long or short) to any particular market. May have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The fund could be subject to material losses from a single investment. In managing the fund's strategy, the Manager employs proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors. In pursuing its investment objectives, the fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including options, futures, swap contracts, swaptions and foreign currency derivative transactions. For example, in circumstances that the Manager deems appropriate, the fund intends to use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by special purpose, corporate, or sovereign issuers. Additionally, in circumstances that the Manager deems appropriate, the fund intends to take significant active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as to hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there are no limitations on the extent of the fund's net long or net short positions. May elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for those services. May invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the the 1940 Act. Investments by the fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. Does not seek to control risk relative to a particular securities market index or benchmark. In addition, the fund does not seek to outperform a particular securities market index or blend of market indices. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Flexible Equities Fund MSCI World Index

Seeks total return in excess of its benchmark. Seeks to achieve its objective principally by investing in equity securities traded in any of the world's securities markets based on the Manager's assessment of relative opportunities in those markets. Does not seek to control risk relative to the MSCI World Index or any other benchmark. May make equity investments in any country, including the U.S. Under normal circumstances, the fund invests at least 80% of its assets in equity investments. The fund is permitted to make equity investments of all types, including equities issued by foreign and/or U.S. companies, growth and/or value style equities, and equities of any market capitalization. In addition, the fund is not restricted in its exposure to any market or type of equity security, and may invest all its assets in a limited number of equity securities of companies in a single country and/or capitalization range. The fund could be subject to material losses from a single investment. The Manager uses proprietary quantitative models and fundamental investment techniques to select the countries and equities in which the fund invests, to decide how much to invest in each, and to determine the fund's currency exposures. The Manager shifts investments among equities issued by companies in different countries in response to changes in its investment outlook and market valuations. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. If the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the fund also may make short sales of securities, including short sales of securities the fund does not own. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. May invest in unaffiliated money market funds. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. The fund is a non-diversified investment company within the meaning of the 1940 Act.

Fund Information Quick Reference Guide

Evergreen Express Line
Call 1.800.346.3858
24 hours a day to:

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Monday - Friday, 9 a.m. to 6 p.m. ET to

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Write us a letter

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

  buy, sell or exchange Fund shares

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  for general correspondence

Express, registered or certified mail

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Visit us on-line

EvergreenInvestments.com

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period. The independent registered public accounting firm's report and financial statements in the Fund's annual report were filed with the SEC on March 4, 2010 (Accession No. 0001133228-10-000313 for series within Evergreen Equity Trust) and are incorporated by reference into this prospectus, which means that their contents are legally considered to be part of this prospectus.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC
525 Market Street, San Francisco, California 94105
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2010.

563553 RV14 (5/10) 811-08413

PROSPECTUS FOR EVERGREEN ASSET ALLOCATION FUND
CLASS R

SUPPLEMENT TO THE PROSPECTUSES

SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN BALANCED FUNDS

Fund Reorganization

                The Evergreen Funds’ Boards of Trustees have unanimously approved the reorganization of the Evergreen Fund listed in the table below into the corresponding Wells Fargo Advantage Fund also listed in the table. The reorganization was proposed by Evergreen Investment Management Company, LLC, and Wells Fargo Funds Management, LLC, investment advisers to the Evergreen Funds and Wells Fargo Advantage Funds®, respectively.   In addition, the Wells Fargo Funds Trust Board of Trustees has also unanimously approved this fund reorganization.

Evergreen Fund	Wells Fargo Advantage Fund (Surviving Fund)	Portfolio Management Team of Surviving Fund
Evergreen Balanced Funds
Evergreen Asset Allocation Fund	Wells Fargo Advantage Asset Allocation Fund[1]	Ben Inker, Grantham, Mayo, Van Otterloo & Co. LLC

This fund will be newly created in order to receive the assets of the Evergreen Fund upon completion of the reorganization.

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Evergreen Funds at special meetings of the shareholders expected to be held in June, 2010. In the reorganization, if various conditions to the closing of the reorganization are satisfied, the Wells Fargo Advantage Fund will receive all of the assets and assume all of the liabilities of the Evergreen Fund, and Evergreen Fund shareholders will receive shares of the Wells Fargo Advantage Fund in exchange for their shares of the Evergreen Fund. The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.   Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

The reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to the reorganization, Evergreen Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Fund’s prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the reorganization and information about fees, expenses, and risk factors, have been provided to shareholders of the Evergreen Fund in a Prospectus/Proxy Statement that mailed in April, 2010. The Prospectus/Proxy Statement provides information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement, please call 1.800.343.2898 or visit Evergreeninvestments.com.  The Prospectus/Proxy Statement is also available for free on the Securities and Exchange Commission’s website (www.sec.gov).  Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

May 1, 2010                                                                                                                                             586996 (5/10)

Evergreen
BALANCED FUNDS
Prospectus May 1, 2010
Evergreen Asset Allocation Fund Class R EAXFX*
* Class R shares are only available to participants in certain retirement plans.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Evergreen Balanced Funds

Fund Summary

Evergreen Asset Allocation Fund

INVESTMENT GOAL

The Fund seeks total return.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class R
Management Fees	0.33%
12b-1 Fees	0.50%
Other Expenses	0.29%
Acquired Fund Fees and Expenses[1]	0.43%
Total Annual Fund Operating Expenses[1]	1.55%

1

The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you held or sold your shares, you would pay:
After:	Class R
1 Year	$158
3 Years	$490
5 Years	$845
10 Years	$1,845

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by GMO, which invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. For more information regarding the underlying funds, see "Description of Underlying Funds" in the Fund's prospectus. GMO intends to expose at least 25% of Asset Allocation Trust's assets to fixed income investments and at least 25% of Asset Allocation Trust's assets to equity investments.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents and other short-term instruments, U.S. government securities and shares of registered investment companies.

Principal Risk Summaries. Because the Fund invests all of its investable assets in Asset Allocation Trust, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Concentration Risk. A Fund that concentrates its investments in a particular sector or industry is more vulnerable to adverse conditions affecting the sector or industry in which it concentrates and the value of the Fund's shares may be more volatile than a Fund that does not concentrate its investments.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. A Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to manage this risk.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Fund-of-Funds Risk. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds and Asset Allocation Trust.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Large Shareholder Risk. If a large shareholder of an underlying fund modifies its investment in an underlying fund, the underlying fund may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. Such transactions may accelerate the realization of taxable income by shareholders and could adversely affect an underlying fund's performance.

  Leverage Risk. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates or other factors.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Market Disruption and Geopolitical Risk. Geopolitical events such as wars and terrorist attacks, as well as other changes in foreign and domestic economic and political conditions, could adversely affect the individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments, and could make it more difficult for the Fund to stay fully invested in an asset class or implement its investment program for a period of time.

  Mortgage- and Asset-Backed Securities Risk. The values of mortgage- and asset-backed securities are extremely sensitive to the rate of prepayments and defaults on the underlying mortgages or obligations, and to changes in interest rates. In addition, these securities may be issued by private issuers that are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class R Shares (%)1

Highest Quarter: 2nd Quarter 2003	+12.82%[1]
Lowest Quarter: 4th Quarter 2008	-11.89%
Year-to-date total return as of 3/31/2010 is +1.79%

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R (before taxes)	10/10/2003	23.77%	4.14%	6.73%
GMO Global Balanced Index (reflects no deduction for fees, expenses, or taxes)[2]		24.48%	3.34%	2.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		34.63%	3.10%	0.42%

1

Historical performance shown for Class R prior to its inception is based on the performance of Class A shares of the Fund, which are offered through a separate prospectus. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the Fund's predecessor fund, GMO Global Balanced Allocation Fund. Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. These fees are 0.50% for Class R and 0.25% for Class A. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown in the table above would have been lower. See "Adjusted Average Annual Total Return."

2

The GMO Global Balanced Index (GMOGBI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGBI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGBI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

Adjusted Average Annual Total Returns. The following table lists the Fund's adjusted average annual total returns for the period ended 12/31/2009.

Average Annual Total Returns for the periods ended 12/31/2009[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R (before taxes)	10/10/2003	23.77%	4.14%	6.35%

1

Historical performance for Class R prior to its inception is based on the performance of Class A shares of the Fund, which are offered through a separate prospectus. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the fund's predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund's higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.31% for Class R. 12b-1 fees are 0.50% for Class R, Class III of the predecessor fund did not pay a 12b-1 fee.

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Ben Inker, Director of Asset Allocation for GMO1/1996

1

The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment advisor. Mr. Inker, an employee of GMO, is responsible for coordinating the portfolio management of Asset Allocation Trust.

PURCHASE AND SALE OF FUND SHARES

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. By investing in a Fund through a tax-deferred retirement arrangement, you will not be subject to tax on these distributions from the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or a representative from your financial intermediary for more information.

Investment Goals, Strategies and Risks

INVESTMENT GOALS AND STRATEGIES

Evergreen Asset Allocation Fund

INVESTMENT GOAL

The Fund seeks total return.

The Fund's Board of Trustees can change this investment goal without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by GMO, which invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. Asset Allocation Trust is currently wholly owned by the Fund. The underlying funds in which the Fund indirectly invests primarily consist of GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO International Equity Funds (including one or more of GMO's emerging markets funds), GMO Alpha Only Fund, GMO Special Situations Fund, and GMO Flexible Equities Fund, all offered through separate prospectuses or private placement memoranda. For more information regarding the underlying funds, see "Description of Underlying Funds" at the back of this prospectus. Asset Allocation Trust may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities.

GMO uses proprietary quantitative models to determine the choice and weighting of the underlying funds in which Asset Allocation Trust invests. These models use multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, U.S. fixed income, and foreign fixed income) in which the underlying funds invest.

GMO shifts Asset Allocation Trust's investments in the underlying funds in response to changes in GMO's investment outlook and market valuations and to accommodate cash flows, and intends to expose at least 25% of Asset Allocation Trust's assets to fixed income investments and at least 25% of Asset Allocation Trust's assets to equity investments.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents, such as money market instruments, and other short-term instruments, including notes, certain short-term asset-backed securities, certificates of deposit, commercial paper, banker's acceptances, bank deposits, U.S. government securities or shares of registered investment companies.

PRINCIPAL RISKS

Because the Fund invests all of its investable assets in Asset Allocation Trust, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile.

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary."

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are subject to greater credit risk and are less likely to be re-paid than are more highly rated instruments, such as investment grade bonds. Below investment grade bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually issued by companies or entities of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated bonds usually have a more limited market than higher-rated bonds, which may at times make it difficult to buy or sell them or to establish their fair value. They may also be or become illiquid.

  Concentration Risk. A Fund that concentrates its investments in a limited number of sectors, industries, states or countries is more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries, states or countries than a fund that invests its assets more broadly, and the value of the Fund's shares may be more volatile.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer or counterparty defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk is heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Derivatives Risk. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Emerging Markets Risk.  In addition to the risks normally associated with foreign investing, a Fund may be subject to the risks more specifically associated with investing in emerging markets. An "emerging market" is any market where sovereign-issued bonds, whether in local or hard currency, are not investment grade or whose local currency markets are not currently tradable. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. To manage this risk, a Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Fund-of-Funds Risk. The Fund is exposed to the risk that one or more underlying funds will not perform as expected or will underperform other similar funds or that the combinations of underlying funds selected by GMO will not perform as expected. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying funds. The Fund will also indirectly bear expenses of Asset Allocation Trust and a proportionate share of the total fund operating expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other fund expenses) of the underlying funds in which Asset Allocation Trust invests, as well as any purchase premiums or redemption fees charged by such underlying funds. Asset Allocation Trust may, and intends to, invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, investments by Asset Allocation Trust in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Since GMO will receive fees from some of the underlying funds, GMO has a financial incentive to invest the assets of Asset Allocation Trust in underlying funds with higher fees, despite the investment interests of Asset Allocation Trust. However, GMO is legally obligated to disregard that incentive in selecting among shares of the underlying funds.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term. Growth stocks may be more expensive relative to their current earnings or assets compared to other stocks, and if earnings growth expectations decline, their stock prices may fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Large Shareholder Risk. To the extent that shares of an underlying fund are held by large shareholders (e.g., institutional investors or asset allocation funds), they are subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the underlying funds, since they may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk is particularly pronounced if one shareholder owns a substantial portion of an underlying fund. These transactions could adversely affect the underlying funds' performance to the extent that the underlying funds are required to sell investments or invest cash at times when they would not otherwise do so. These transactions may also accelerate the realization of taxable income to the shareholder if such sales of investments result in gains, and may also increase transaction costs.

  Leverage Risk. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors by, in effect, increasing assets available for investment. The use of leverage may cause a Fund to liquidate investments when it may not be advantageous to do so.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The wars in Iraq and Afghanistan have had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008 may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. At such times, the Fund's exposure to the risks described elsewhere in this section, including stock market risk and credit risk, can increase. Also, the value of the Fund's investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. This risk is particularly acute in economic environments (like those prevailing recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Such market disruptions might prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause the underlying funds' derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury's ability to satisfy its obligations.

  Mortgage- and Asset-Backed Securities Risk. Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing, sale or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Stock Market Risk. Your investment in a Fund is affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly in periods of anticipated economic downturn.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Principal Investment Strategy," a Fund may also pursue the following non-principal investment strategies:

  Sell Strategy. A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate. There is no assurance that a Fund will sell an investment prior to a decline in its value or that a Fund will be able to sell an investment when a portfolio manager wishes to do so.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's  Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ON EXPENSES

Expenses. The information shown in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses" is calculated as of a Fund's most recent fiscal year. If a Fund experiences a decline in average net assets due to market volatility or other factors, the Fund's current expense ratios may be higher than those shown in the table.

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $72 billion in assets for the Evergreen funds as of 12/31/2009. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a U.S. bank holding company.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid
Evergreen Fund	As a % of average daily net assets
Asset Allocation Fund	0.33%

EIMC oversees investment operations for the Fund, including oversight and supervision of the investment operations of Asset Allocation Trust and its investments in the underlying funds. GMO is the investment advisor to Asset Allocation Trust.

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of the Fund's investment advisory agreement by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended December 31st.

PORTFOLIO MANAGER(S)

The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment advisor to Asset Allocation Trust. Asset Allocation Trust does not pay a fee to GMO for its advisory services. However, Asset Allocation Trust (and indirectly, the Fund) bears the expenses of the underlying funds, including a share of management and other fees paid to GMO.

Day-to-day management of Asset Allocation Trust is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage Asset Allocation Trust's portfolio, and no one person is primarily responsible for day-to-day management of Asset Allocation Trust.

Ben Inker, the senior member of the Division, allocates the responsibility for portions of Asset Allocation Trust's portfolio to various members of the Division, oversees the implementation of the trades on behalf of Asset Allocation Trust, reviews the overall composition of the portfolio, including compliance with stated investment objectives and strategies, and monitors cash flows.

Mr. Inker has served as a senior member of the Division responsible for coordinating the portfolio management of Asset Allocation Trust (and previously the Fund) since the Fund's inception. Mr. Inker is Director of the Division. He has been responsible for overseeing the portfolio management of GMO's asset allocation portfolios since 1996.

The SAI contains other information about how GMO determines the compensation of Mr. Inker, other accounts he manages, and his ownership of Fund shares.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC ("ESC"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Wells Fargo Funds Distributor, LLC ("WFFD"), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Fund's principal underwriter. Certain of the Evergreen funds pay WFFD fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI. WFFD is located at 525 Market Street, San Francisco, California, 94105. WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds®.

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's net asset value ("NAV") being overstated during the period; second, that Evergreen acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen Funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc., Evergreen's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, Evergreen has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. Evergreen neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and Evergreen Investment Services, Inc., the Evergreen funds' former distributor, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value ("NAV"), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the New York Stock Exchange closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges).

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. Because the Fund generally invests all of its assets in Asset Allocation Trust, which in turn invests in some or all of the underlying funds, the value of the Fund's portfolio is based on the NAV of the shares of the underlying funds in which Asset Allocation Trust invests. For information regarding the pricing policies of the underlying funds, including the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing, please refer to the prospectuses or private placement memoranda of the underlying funds. The following describes the pricing policies of Asset Allocation Trust with respect to investments other than the underlying funds.

Asset Allocation Trust generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days or less from acquisition date are valued at amortized cost.

Asset Allocation Trust does not anticipate that it will fair value its securities often. However, if Asset Allocation Trust were to hold investments in certain types of government securities and short-term paper, the following would apply:

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, Asset Allocation Trust uses a "fair value" for the security as determined under policies established and reviewed periodically by its Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in Asset Allocation Trust's portfolio could be different from the actual value at which those securities could be sold in the market. For example, Asset Allocation Trust generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts. Class R shares incur an annual service (Rule 12b-1) fee of 0.50% of the average daily net assets of the class for services rendered to shareholders and/or the maintenance of accounts.

  Additional Compensation to Financial Services Firms. EIMC or WFFD has entered into revenue sharing arrangements under which EIMC or WFFD, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or WFFD's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, WFFD or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or WFFD and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

BUYING AND SELLING FUND SHARES

Eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

You may exchange Class R shares of a Fund for shares of the same class of other Evergreen funds.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Evergreen Asset Allocation Fund	Annually

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

Dividends and capital gains distributed by the Fund to retirement plan accounts currently are not subject to federal income tax. Distributions taken from retirement plan accounts generally are taxable as ordinary income. Please consult your tax advisor for further information.

TAXES

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor.

PORTFOLIO TURNOVER AND HOLDINGS

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It could also result in a Fund realizing greater net short-term or long-term capital gains, distributions of which are taxable to shareholders at ordinary income or long-term capital gains rates, respectively, except to shareholders holding Fund shares in tax-deferred arrangements, such as a 401(k) plan or an individual retirement account. Portfolio turnover rates can be found in the "Financial Highlights" section.

Portfolio Holdings. A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's SAI in the section entitled "Fund Policies, Securities, Practices and Risks."

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Evergreen Asset Allocation Fund

	Year Ended December 31,
Class R	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.32	$14.82	$14.73	$14.02	$13.59
Income from investment operations
Net investment income (loss)	(0.11)[1]	(0.14)[1]	0.25	0.34[1]	0.31
Net realized and unrealized gains or losses on investments	2.33	(3.15)	0.75	1.20	0.71
Total from investment operations	2.22	(3.29)	1.00	1.54	1.02
Distributions to shareholders from
Net investment income	(0.25)	(1.04)	(0.55)	(0.41)	(0.36)
Net realized gains	0	(0.85)	(0.36)	(0.42)	(0.23)
Tax basis return of capital	0	(0.32)	0	0	0
Total distributions to shareholders	(0.25)	(2.21)	(0.91)	(0.83)	(0.59)
Net asset value, end of period	$11.29	$9.32	$14.82	$14.73	$14.02
Total return	23.77%	(22.52)%	6.83%	11.10%	7.63%
Ratios and supplemental data
Net assets, end of period (thousands)	$16,279	$11,035	$12,935	$9,546	$7,066
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[2]	1.12%	1.06%	1.04%	1.09%	1.15%
Expenses excluding waivers/reimbursements and expense reductions[2]	1.12%	1.06%	1.04%	1.09%	1.18%
Net investment income (loss)	(1.12)%	(1.06)%	1.61%	2.33%	5.19%
Portfolio turnover rate	2%	6%	2%	1%	16%[3]

1	Per share amount is based on average shares outstanding during the period.
2	Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.
3

Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

DESCRIPTION OF UNDERLYING FUNDS

The following information has been provided to the Fund by GMO and the underlying funds in which the Asset Allocation Trust invests. These summaries are qualified in their entirety by reference to the prospectus and SAI of each underlying fund.

GMO may change the investment policies and/or programs of the underlying funds at any time without notice to shareholders of the Fund. Each of the underlying funds is subject to some or all of the risks detailed in this prospectus under "Principal Risks." For a more detailed explanation of each underlying fund's principal investments, investment methodology and risks, as well as a definition of each underlying fund's benchmark, see "Underlying Funds" in the Fund's Statement of Additional Information. References below to the "Manager" are to GMO.

GMO U.S. Equity Funds
Fund Name and Benchmark	Investment Goal/Strategy
GMO U.S. Core Equity Fund S&P 500 Index

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, invests at least 80% of its assets in equity investments tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures.

GMO Quality Fund (formerly, GMO U.S. Quality Equity Fund) S&P 500 Index

Seeks high total return through investment in equities the Manager believes to be high quality. May make security investments in companies whose stocks are traded in any of the world's securities markets. The Manager relies principally on proprietary models, both quantitative and fundamental, to evaluate a company's quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity and revenues). The Manager seeks to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the fund's portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time. May hold fewer than 100 stocks. Does not seek to control risk relative to the S&P 500 Index, MSCI ACWI (All Country World Index) Index, or any other securities market index or benchmark. Reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. May make investments in emerging countries. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO U.S. Intrinsic Value Fund Russell 1000® Value Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO U.S. Growth Fund Russell 1000® Growth Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, invests at least 80% of its assets in investments tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/ or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Real Estate Fund MSCI U.S. REIT Index

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index and in companies with similar characteristics. Has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related investments. For this purpose, the term "real estate-related investments" includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/ or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO U.S. Small/Mid Cap Value Fund Russell 2500® Value Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify small- and mid-cap company stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures.

GMO U.S. Small/Mid Cap Growth Fund Russell 2500® Growth Index

Seeks long-term capital growth. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select stocks for the fund. The Manager also employs fundamental investment techniques to select stocks for the fund. The Manager seeks to identify small- and mid-cap company stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing the fund's investment exposures. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Fixed Income Funds

Because of the deterioration in credit markets that became acute in 2008, the GMO Fixed Income Funds (other than GMO U.S. Treasury Fund, GMO Asset Allocation Bond Fund, GMO Debt Opportunities Fund, and GMO High Quality Short-Duration Bond Fund) previously effected nearly all redemptions of their shares in-kind. For all underlying funds, if GMO determines, in its sole discretion, that paying redemption proceeds wholly or partly in cash would be detrimental to the best interests of an underlying fund's remaining shareholders, the underying fund may pay the redemption proceed in whole or in part with securities instead of cash. Additionally, these GMO Fixed Income Funds will, if deemed prudent by the Manager, take temporary defensive measures (until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with a fund's normal investment strategies) and may not achieve their respective investment objectives during the period in which they are taking temporary defensive measures. With respect to the GMO Fixed Income Funds' investments, the term "investment grade" refers to a rating of Baa3/P-2 or better given by Moody's Investors Service, Inc. ("Moody's") or BBB-/A-2 or better given by Standard & Poor's Rating Services (S&P) to a particular debt investment/commercial paper, and the term "below investment grade" refers to any rating below Baa3/P-2 given by Moody's or below BBB-/A-2 given by S&P to a particular debt investment/commercial paper. Fixed income securities rated below investment grade are also known as high yield or "junk" bonds. In addition, investment-grade securities/commercial paper that are given a rating of Aa/P-1 or better by Moody's or AA/A-1 or better by S&P are referred to as "high quality." Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody's and/or S&P, but also securities unrated by Moody's or S&P that are determined by the Manager to have credit qualities comparable to securities rated by Moody's or S&P as investment grade, below investment grade, or high quality, as applicable.

Fund Name and Benchmark	Investment Goals/Strategy
GMO Domestic Bond Fund Barclays Capital U.S. Government Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset backed securities). Under normal circumstances, the fund invests at least 80% of its assets in bonds tied economically to the U.S. To implement its investment strategies, the fund may invest in or hold: (i) U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government); (ii) derivatives, including without limitation, futures contracts, credit default swaps and other swap contracts; (iii) shares of SDCF (to gain exposure to asset-backed securities); and (iv) shares of U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF currently holds and may continue to hold material positions of below investment grade securities. May also invest a portion of its assets in foreign bonds and lower-rated securities. May invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by the fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. The Manager employs fundamental investment techniques and quantitative models to identify investments the Manager believes are undervalued or may provide downside protection. The Manager considers issue-specific risk in the selection process. The Manager normally seeks to cause the duration of the fund to approximate that of its benchmark (4.7 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Core Plus Bond Fund Barclays Capital U.S. Aggregate Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/-2 years of the benchmark's duration (4.1 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO International Bond Fund JPMorgan Non-U.S. Government Bond Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.4 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Currency Hedged International Bond Fund JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. The fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. Generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.3 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Global Bond Fund JPMorgan Global Government Bond Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests at least 80% of its assets in bonds. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets); (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. The Manager normally seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.1 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Emerging Country Debt Fund JPMorgan Emerging Markets Bond Index Global (EMBIG)

Seeks total return in excess of that of its benchmark. Invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by emerging countries, or in entities wholly unrelated to emerging countries. Under normal circumstances, invests (including through investment in other GMO funds) at least 80% of its assets in debt investments tied economically to emerging countries. Typically gains its investment exposure by purchasing debt of sovereign issuers of emerging countries or through the use of derivatives, typically credit default swaps. Also invests in asset-backed securities (including through GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund). May invest a substantial portion of its assets in below investment grade securities (also known as "junk bonds"). Generally, at least 75% of the fund's assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the fund also typically uses exchange-traded and over-the-counter ("OTC") derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures. The Manager emphasizes a "bottom-up" approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify those the Manager believes are undervalued. The assessment of the Manager also determines country allocations based on its fundamental outlook for a country. The Manager normally seeks to cause the interest rate duration of the fund's portfolio to approximate that of its benchmark (6.7 years as of 5/31/09). The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Short-Duration Investment Fund JPMorgan U.S. 3 Month Cash Index

Seeks to provide current income to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, the fund may invest in asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers' acceptances, and other bank obligations. The fund has invested a substantial portion of its assets in GMO Short-Duration Collateral Fund ("SDCF") (which invests primarily in asset-backed securities). Because of the deterioration in credit markets that became acute in 2008, the fund, in particular through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities. In selecting fixed income securities for the fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain a duration of 365 days or less for the fund's portfolio. The fund's dollar-weighted average portfolio maturity may be substantially longer than the fund's dollar-weighted average portfolio duration. The fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Inflation Indexed Plus Bond Fund Barclays Capital U.S. Treasury Inflation Notes Index

Seeks total return in excess of that of its benchmark. Primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO Funds and/or (ii) directly by purchasing inflation-indexed bonds. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO Funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests (including through investment in other GMO Funds) at least 80% of its assets in inflation indexed bonds. For this purpose, "inflation indexed bonds" include instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue. To implement its investment strategies, the fund may invest in or hold: (i) inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; (ii) non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position); (iii) derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to inflation indexed bonds and/or the global interest rate, credit, and currency markets); (iv) shares of SDCF (to gain exposure to asset-backed securities); (v) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (vi) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vii) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies outside of those in its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Short-Duration Collateral Fund ("SDCF") JPMorgan U.S. 3 Month Cash Index

Seeks total return comparable to that of its benchmark. Primarily invests in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The fund also may use exchange-traded and over-the-counter ("OTC") derivatives. The fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, the fund currently holds and may continue to hold material positions of below investment grade securities. In selecting fixed income securities for the fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain an interest rate duration of 365 days or less for the fund's portfolio. The fund's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration. SDCF is not currently accepting orders for the purchase of shares other than reinvestment of dividends. Since the deterioration in credit markets that became acute in 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Short-Duration Collateral Share Fund JPMorgan U.S. 3 Month Cash Index

Seeks total return comparable to that of its benchmark. The fund invests substantially all of its assets in GMO Short-Duration Collateral Fund ("SDCF") (an arrangement often referred to as a "master-feeder" structure) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in U.S. and foreign adjustable rate asset-backed securities and primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter ("OTC") derivatives. Because of the deterioration in credit markets that became acute in 2008, the fund, through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities. In selecting fixed income securities for SDCF's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain an interest rate duration of 365 days or less for SDCF's portfolio. SDCF's dollar-weighted average portfolio maturity may be substantially longer than SDCF's dollar-weighted average interest rate duration. SDCF is not currently accepting orders for the purchase of shares other than reinvestment of dividends. Since the deterioration in credit markets that became acute in 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO World Opportunity Overlay Fund JPMorgan U.S. 3 Month Cash Index

Seeks total return greater than that of its benchmark. The fund's investment program has two principal components. One component of the fund's investment program involves the use of derivatives to seek to exploit misvaluations in world interest rates, currencies and credit markets, and to add value relative to the fund's benchmark. The other component of the fund's investment program involves direct investments, primarily in asset-backed securities and other adjustable rate fixed income securities. To add value relative to the fund's benchmark, the Manager employs proprietary quantitative and other models to seek to identify and estimate the relative misvaluation of interest rate, currency, and credit markets. Based on such estimates, the fund establishes its positions, mainly through derivatives, across global interest rate, currency, and credit markets. Derivative positions taken by the fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. As a result of its derivative positions, the fund typically will have a net notional value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark. The fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. The fund's fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, the fund currently holds and may continue to hold material positions of below investment grade securities. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Strategic Fixed Income Fund JPMorgan U.S. 3 Month Cash Index

Seeks total return in excess of that of its benchmark. Typically invests in bonds included in the fund's benchmark and in securities and instruments with similar characteristics. Seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. May implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, the fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, the fund invests (including through investment in other GMO funds) at least 80% of its assets in fixed income securities. To implement its investment strategies, the fund may invest in or hold: (i) investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers; (ii) derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, credit default swaps and other swap contracts; (iii) shares of SDCF (to gain exposure to asset-backed securities); (iv) shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets); (v) shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and (vi) shares of GMO U.S. Treasury Fund (for liquidity management purposes). Because of the deterioration in credit markets that became acute in 2008, the fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to the fund's emerging country debt investments. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. May take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets. May invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by the fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. The Manager seeks to maintain the fund's estimated portfolio duration within +/- 2 years of the benchmark's duration. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Asset Allocation Bond Fund Citigroup 3 Month Treasury Bill Index

Seeks total return in excess of that of its benchmark. May invest in bonds of any kind. Under normal circumstances, invests (including through investment in other GMO funds) at least 80% of its assets in bonds. May invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that the fund may invest in include, but are not limited to: (i) investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities; (ii) below investment grade bonds (also known as "junk bonds"); (iii) inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations; (iv) sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as "junk bonds")); and (v) asset-backed securities, including mortgage related and mortgage-backed securities. May also invest in futures contracts, currency options, currency forwards, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives. May gain exposure to the investments described above through investments in shares of other GMO Funds, including GMO U.S. Treasury Fund. May invest up to 100% of its assets in below investment grade bonds (also known as "junk bonds"). May also hold securities that are downgraded to below investment grade status after the time of purchase by the fund. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of different sectors of the bond market, such as corporate, U.S. government, foreign, and asset-backed bond sectors, and to identify investments the Manager believes are undervalued, less overvalued and/or may provide downside protection. May take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to various sectors of the bond market. The Manager does not seek to maintain a specified portfolio duration for the fund, and the fund's portfolio duration will change depending on the fund's investments and the Manager's current outlook on different sectors of the bond market.

GMO U.S. Treasury Fund Citigroup 3 Month Treasury Bill Index

Seeks to achieve liquidity and safety of principal with current income as a secondary objective. Seeks to achieve its objective by investing primarily in U.S. Treasury securities. Under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing. As a principal investment strategy the fund may enter into repurchase agreements, under which the fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent upon the fund having an interest in the security that can be realized in the event of the insolvency of the counterparty. In addition to Direct U.S. Treasury Obligations, the fund may also invest in other fixed-income securities that are backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). May also invest in unaffiliated money market funds. Normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, the fund may own a security with a stated or remaining maturity of greater than one year. Although the fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain a duration of one year or less for the fund's portfolio. The Manager determines the fund's dollar-weighted average portfolio duration by aggregating the durations of the fund's individual holdings and weighting each holding based on its market value. In selecting U.S. Treasury securities for the fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. Other GMO Funds may invest in the fund to achieve exposure to U.S. Treasury securities, to invest cash and/or to seek to generate a return similar to yields on U.S. Treasury securities.

GMO Debt Opportunities Fund N/A

Seeks positive total return. Invests primarily in debt investments. Under normal circumstances, the fund invests at least 80% of its assets in debt investments. May make investments in all types of U.S. and foreign debt investments, without regard to the credit rating of the obligor. May invest in debt investments issued by a wide range of private issuers and by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). May invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. May also use other exchange-traded and over-the-counter ("OTC") derivatives. The fund is not restricted in its exposure to any type of debt investment, and at times may be substantially exposed to a single type of debt investment (e.g., asset-backed securities). The fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. May invest in securities of any credit quality. There is no limit on the amount of the fund's total assets that may be invested in below investment grade securities, and the fund may invest in material positions of below investment grade securities. Debt investments rated below investment grade are also known as high yield or "junk" bonds. The fund initially expects to invest substantially all of its assets in asset-backed securities, a substantial portion of which will be junk bonds. The may also invest in unaffiliated money market funds. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. In selecting debt investments for the fund's portfolio, the Manager emphasizes a "bottom-up" approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of investments and to identify those the Manager believes are undervalued. The fund does not seek to maintain a specified interest rate duration for its portfolio. Does not seek to control risk relative to a particular securities market index or benchmark. In addition, the fund does not seek to outperform a particular securities market index or blend of market indices. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO High Quality Short-Duration Bond Fund J.P. Morgan U.S. 3 Month Cash Index

Seeks total return in excess that of its benchmark to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, the fund primarily invests in high quality U.S. and foreign fixed income securities. May invest in fixed income securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). May invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, the fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. May also use other exchange-traded and over-the-counter ("OTC") derivatives. The fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Under normal circumstances, the fund invests at least 80% of its assets in high quality bonds. While the fund primarily invests in high quality bonds, the fund may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality. The fund may also invest in unaffiliated money market funds. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. In selecting fixed income securities for the fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The Manager normally seeks to maintain an interest rate duration of 365 days or less for the fund's portfolio. The fund's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration. The Manager estimates the fund's dollar-weighted average interest rate duration by aggregating the durations of the fund's individual holdings and weighting each holding based on its market value. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO International Equity Funds
Fund Name and Benchmark	Investment Goals/Strategy
GMO International Core Equity Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO International Intrinsic Value Fund MSCI EAFE Value Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to countries other than the U.S. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager uses momentum measures to evaluate stocks that have been prescreened for value characteristics. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO International Growth Equity Fund MSCI EAFE Growth Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, the fund invests at least 80% of its assets in equity investments. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. When evaluating stocks, the Manager begins with a universe of stocks that are either included in the fund's growth-oriented benchmark or that are believed to have similar growth characteristics to such stocks. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures, contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO Currency Hedged International Equity Fund MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged)

Seeks total return greater than that of its benchmark. The fund is a fund of funds and invests primarily in other GMO funds. The fund may invest in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, and GMO Flexible Equities Fund (collectively, "underlying funds"). Under normal circumstances, invests at least 80% of its assets in equity investments. The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying funds and decide how much to invest in each. The models use multi-year forecasts of relative value and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth). The Manager shifts investments among the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the fund's investments. The Manager looks at the underlying funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar through the use of currency forwards and other derivatives. While the fund's benchmark is fully hedged, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Foreign Fund MSCI EAFE Index (Europe, Australasia, and Far East)

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies tied economically to non-U.S. countries, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, invests at least 80% of its assets in investments tied economically to countries outside the U.S. The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process. The fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. Typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the fund's benchmark. Generally seeks to be fully invested and normally does not take temporary defensive positions.  The fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. Typically invests in emerging countries, but these investments generally represent 10% or less of the fund's total assets. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Foreign Small Companies Fund S&P Developed ex-U.S. Small Cap Index

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies tied economically to non-U.S. countries that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization ("small companies"). Under normal circumstances, invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the fund is generally within the market capitalization range of companies in the fund's benchmark. Depending upon the country, as of May 31, 2009, the market capitalization of the largest company (in a particular country) included within the fund's definition of small companies ranged from approximately $427 million (New Zealand) to $14 billion (Switzerland) (based on exchange rates as of May 31, 2009). The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process. The fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. Typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to the fund's benchmark. Generally seeks to be fully invested, and normally does not take temporary defensive positions.  The fund, however, may hold up to 10% of its total assets in cash and cash equivalents in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. Typically invests in emerging countries, but these investments (excluding investments in companies from emerging countries included in the fund's benchmark) generally represent 10% or less of the fund's total assets. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options.

GMO International Small Companies Fund MSCI EAFE Small Cap Index (Europe, Australasia, and Far East)

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2009, the market capitalization of the largest company included within the fund's definition of small companies was approximately $5.67 billion. Under normal circumstances, invests at least 80% of its assets in securities of small companies. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

GMO Emerging Markets Fund S&P/IFCI (Investable) Composite Index

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets ("emerging markets"). Under normal circumstances, invests at least 80% of its assets in investments tied economically to emerging markets. The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including: (i) countries – value, momentum, and macroeconomic models; and (ii) stocks – earnings and price momentum, price to earnings ratios, price to book ratios and quality. The factors considered and models used by the Manager may change over time. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds ("ETFs") to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund has entered into an agreement with an ETF that allows the fund to invest in that ETF beyond 1940 Act statutory limitations, provided that the fund complies with the terms and conditions of the ETF's exemptive order. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Emerging Countries Fund S&P/IFCI (Investable) Composite Index

Seeks total return in excess of that of its benchmark. Typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, the fund invests at least 80% of its assets in investments tied economically to emerging countries. The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting the fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including: (i) countries – value, momentum, and macroeconomic models; and (ii) stocks – earnings and price momentum, price to earnings ratios, price to book ratios and quality. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds ("ETFs") to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund has entered into an agreement with an ETF that allows the fund to invest in that ETF beyond 1940 Act statutory limitations, provided that the fund complies with the terms and conditions of the ETF's exemptive order. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Developed World Stock Fund MSCI World Index

Seeks high total return. Seeks to achieve its objective by outperforming its benchmark. Typically makes equity investments in companies tied economically to the world's developed markets, including the U.S. Under normal circumstances, invests at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depository receipts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics. The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining the fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment. The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time. Generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Other Funds
Fund Name and Benchmark	Investment Goals/Strategy
GMO Alpha Only Fund Citigroup 3-Month Treasury Bill Index

Seeks to outperform its benchmark. Invests in shares of the GMO U.S. Equity Funds and GMO International Equity Funds and also may invest in shares of GMO Emerging Country Debt Fund and GMO Flexible Equities Fund (collectively, the "underlying funds"). In addition, the fund may invest in securities. The fund implements its strategy with investments in a combination of U.S., foreign, and emerging country equities, and emerging country debt. The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying funds and securities in which the fund invests and to decide how much to invest in each. The models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes). The Manager seeks to hedge some or all of the broad market exposure of the underlying funds and assets in which the fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund). The Manager changes the fund's holdings in response to changes in its investment outlook and market valuations and may use redemption/ purchase activity to rebalance the fund's investments. To the extent that the fund's hedges are effective, the performance of the fund's portfolio is expected to have a low correlation to the performance of the underlying funds and assets in which the fund invests. Instead, the fund's performance is expected to approximate the performance of the underlying funds and assets in which the fund invests relative to the broader securities markets. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the fund takes temporary defensive positions, it may not achieve its investment objective. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Special Situations Fund N/A

Seeks capital appreciation and capital preservation. Seeks to achieve its investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. May have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). The fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, the fund is not restricted in its exposure (long or short) to any particular market. May have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). The fund could be subject to material losses from a single investment. In managing the fund's strategy, the Manager employs proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors. In pursuing its investment objectives, the fund is permitted to use a wide variety of exchange-traded and over-the-counter ("OTC") derivatives, including options, futures, swap contracts, swaptions and foreign currency derivative transactions. For example, in circumstances that the Manager deems appropriate, the fund intends to use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by special purpose, corporate, or sovereign issuers. Additionally, in circumstances that the Manager deems appropriate, the fund intends to take significant active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as to hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there are no limitations on the extent of the fund's net long or net short positions. May elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for those services. May invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the the 1940 Act. Investments by the fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. Does not seek to control risk relative to a particular securities market index or benchmark. In addition, the fund does not seek to outperform a particular securities market index or blend of market indices. The fund is a non-diversified investment company within the meaning of the 1940 Act.

GMO Flexible Equities Fund MSCI World Index

Seeks total return in excess of its benchmark. Seeks to achieve its objective principally by investing in equity securities traded in any of the world's securities markets based on the Manager's assessment of relative opportunities in those markets. Does not seek to control risk relative to the MSCI World Index or any other benchmark. May make equity investments in any country, including the U.S. Under normal circumstances, the fund invests at least 80% of its assets in equity investments. The fund is permitted to make equity investments of all types, including equities issued by foreign and/or U.S. companies, growth and/or value style equities, and equities of any market capitalization. In addition, the fund is not restricted in its exposure to any market or type of equity security, and may invest all its assets in a limited number of equity securities of companies in a single country and/or capitalization range. The fund could be subject to material losses from a single investment. The Manager uses proprietary quantitative models and fundamental investment techniques to select the countries and equities in which the fund invests, to decide how much to invest in each, and to determine the fund's currency exposures. The Manager shifts investments among equities issued by companies in different countries in response to changes in its investment outlook and market valuations. Generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. If the fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, the fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing the fund's investment exposures; and/or (iv) adjust its foreign currency exposure. The fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, the fund also may make short sales of securities, including short sales of securities the fund does not own. In addition, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. May invest in unaffiliated money market funds. Additionally, the fund may (but is not required to) invest in GMO U.S. Treasury Fund. The fund is a non-diversified investment company within the meaning of the 1940 Act.

Fund Information Quick Reference Guide

For Retirement Plan Services

Please call your employer or plan administrator

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Please call 1.800.343.2898

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Visit us on-line at EvergreenInvestments.com

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period. The independent registered public accounting firm's report and financial statements in the Fund's annual report were filed with the SEC on March 4, 2010 (Accession No. 0001133228-10-000313 for series within Evergreen Equity Trust) and are incorporated by reference into this prospectus, which means that their contents are legally considered to be part of this prospectus.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the SEC and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents may be downloaded from EvergreenInvestments.com.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC
525 Market Street, San Francisco, California 94105
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2010.

567270 RV11 (5/10) 811-08413

EVERGREEN EQUITY TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR EVERGREEN ASSET ALLOCATION FUND

Statement of Additional Information
May 1, 2010

EVERGREEN EQUITY TRUST
200 Berkeley Street, Boston, MA 02116-5034. 1.800.343.2898
EVERGREEN BALANCED FUNDS
Evergreen Asset Allocation Fund
Evergreen Asset Allocation Fund (the "Fund") is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").

This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund listed above. It is not a prospectus but should be read in conjunction with the prospectus dated May 1, 2010, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Fund is offered through two separate prospectuses: one offering Class A (EAAFX), Class B (EABFX), Class C (EACFX) and Class I (EAIFX) shares of the Fund and one offering Class R (EAXFX) shares of the Fund.

Audited financial statements for the Fund, as of December 31, 2009, for the fiscal year then ended, including notes thereto, and the reports of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference (which means they are considered part of this SAI) to the Trust's Annual Report dated December 31, 2009 relating to the Fund. The Trust's December 31, 2009 Annual Report relating to the Fund was filed electronically with the SEC on March 4, 2010 (Accession No. 0001133228-10-000313).

You may obtain a copy of the Fund's prospectus, Annual Report, Semiannual Report and SAI without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from EvergreenInvestments.com.

TRUST HISTORY AND ORGANIZATION

TRUST HISTORY

The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. The Fund is a diversified series the Trust. A copy of the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

ORGANIZATION

The following is qualified in its entirety by reference to the Declaration of Trust.

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and class. Upon liquidation, shares of a Fund are entitled to a pro rata share of the Fund based on the relative net assets of each series and class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights. Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of net asset value ("NAV") applicable to such share. Shares generally vote together as one class on all matters. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Fund has agreed with Asset Allocation Trust that the Fund will seek instructions from its security holders with regard to the voting of all proxies relating to shares of Asset Allocation Trust held by the Fund and will vote such proxies only in accordance with the instructions from its security holders.

Limitation of Trustees' Liability. The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Shareholder Liability. Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

FUND POLICIES, SECURITIES, PRACTICES AND RISKS

FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In some cases, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of the Fund are in terms of current market value.

Diversification. The Fund may not make any investment that is inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) the Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.

Concentration. The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

Issuing Senior Securities. Except as permitted under the 1940 Act, the Fund may not issue senior securities.

Borrowing. The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy: Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

Underwriting. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

Real Estate. The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy. The Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

Commodities. The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Lending. The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy: To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).

ADDITIONAL INFORMATION ON SECURITIES, INVESTMENT PRACTICES AND RISKS

The Fund seeks to provide investors with total return through investments in open-end mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its assets in Asset Allocation Trust, a fund-of-funds which allocates its assets among GMO-managed mutual funds (the "underlying funds") investing in both U.S. and foreign equity and debt securities, and, from time to time, other alternative asset classes. Asset Allocation Trust may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. Through its indirect investment in the underlying funds, the Fund may be invested in a wide range of securities. For a further description of each underlying fund's investment objective and principal strategies and risks, as well as a description of each underlying fund's benchmark, see "Underlying Funds" below.

The following is a description of securities and investment practices in which the Evergreen funds may generally invest or engage. With respect to any particular Fund, to the extent that any security or practice is described in such Fund's prospectus as being part of its investment strategy, the information provided below regarding such security or investment practice is intended to supplement, but not supersede, the information contained in the prospectus, and the Fund may invest in such security or engage in such investment practice, in accordance with the limitations set forth in the prospectus. A Fund may also invest in any security or engage in any investment practice listed below that is not contained in such Fund's prospectus, if the Fund's advisor believes that the security or practice is not inconsistent with the Fund's investment goal, strategy and risk profile. In such case, the Fund may invest in such security or engage in such investment practice with up to 5% of its assets, or in such other amount specified below.

Unless otherwise specified, references to the term "advisor" are intended to include any sub-advisor to a Fund.

Illiquid and Restricted Securities. A Fund may not invest more than 15% (currently 10% for money market funds and 5% as of May 28, 2010) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

A Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, the Trust's portfolio manager, pursuant to procedures adopted by the Trust's Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Illiquid investments and restricted securities involve liquidity risk. Certain investments that may be determined to be liquid under the Fund's policy described above may nonetheless be subject to liquidity risk. Generally, liquidity risk exists when particular investments cannot be disposed or closed out of quickly in the normal course of business. The ability of a Fund to dispose or close out of such investments at advantageous prices may be greatly limited. A Fund may have to continue to hold an illiquid investment during periods when it would otherwise have sold the investment or a Fund may have to dispose of other investments at unfavorable times or prices to raise cash. In addition, a Fund, by itself or together with other Evergreen funds, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. The market for certain investments may become illiquid under adverse market or economic conditions notwithstanding the condition of a particular issuer. Illiquid investments may be highly volatile, difficult to value and more likely to be fair valued. Among investments that involve liquidity risk are the following: illiquid securities, restricted securities, securities traded in emerging markets, securities of companies with smaller market capitalizations, certain derivatives (particularly over-the-counter transactions), and securities with substantial market or credit risk.

Temporary Investment Strategy. In addition, a Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high quality money market instruments if, in the opinion of the Fund's advisor, a temporary defensive investment strategy is warranted in order to protect the value of the Fund in response to adverse economic, political or market conditions. For a definition of these securities, see "Money Market Instruments" below. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

Money Market Instruments. Money market instruments include notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities.

U.S. Government Agency Securities. The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association ("GNMA"), which are backed by the full faith and credit of the U.S. Government.

Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following:

  Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

  Farmers Home Administration;

  Federal Home Loan Banks;

  Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac");

  Federal National Mortgage Association("FNMA" or "Fannie Mae"); and

  Student Loan Marketing Association.

Securities Issued by the GNMA. The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Recent Events Regarding FNMA and FHLMC Securities.  In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship, including entering into a contractual arrangement (each a "Senior Preferred Stock Purchase Agreement") with each of FNMA and FHLMC under which, if FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The aggregate amount that may be contributed under each Senior Preferred Stock Purchase Agreement may not exceed the greater of (a) $200 billion, or (b) $200 billion plus the cumulative total of amount due under the Senior Preferred Stock Purchase Agreement determined for calendar quarters in calendar years 2010, 2011, and 2012, less the amount by which the recipient's (FNMA or FHLMC, as the case may be) total assets exceed its total liabilities determined as of December 31, 2012. FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses.

On February 18, 2009, the Obama Administration announced the Making Home Affordable Plan (formerly the Homeowner Affordability and Stability Plan). Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; and (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners. To the extent that servicers and borrowers of FNMA and FHLMC participate in these programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that prices secured at the time of commitment may be higher than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives. The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund's performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund's ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").

Swaps, Caps, Floors and Collars. A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, and total return swaps, as well as caps, floors, and collars.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total Return Swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, Floors, Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment advisor is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option on the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing put or call options on securities or indices. The premium a Fund receives for writing an option will increase the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund's income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option's exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter ("OTC") options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund's ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option's life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund's ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under "Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as "contract markets"—approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as "initial margin." Initial margin is similar to a performance bond or good faith deposit, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on Futures Contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of Transactions in Futures Contracts and Related Options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by contract markets of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for any particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund's net asset value will generally fluctuate with the value of the security or other instrument as if it were already in the Fund's portfolio. Futures transactions may have the effect of creating investment leverage in a Fund's portfolio.

U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see "Foreign Securities" below).

Structured Notes and Other Hybrid Instruments. Structured notes and other "hybrid" investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument. The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

Structured notes and other "hybrid" instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments may provide a leveraged return and may be highly volatile. They may also be highly illiquid. There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund. Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level. In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal. In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount. The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note. The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

The tax treatment of a Fund's investments in reverse convertible structured notes is unclear, and the Internal Revenue Service ("IRS") may disagree with a Fund's tax treatment of these investments. If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year. See "Tax Information" in this Statement of Additional Information. In such a situation, the Fund may correct the failure by paying "deficiency dividends" to shareholders and significant interest and penalty payments to the IRS. In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund's investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund's distributions to shareholders. Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund's book income and its taxable income. In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund's exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Currency Cross-hedge. A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the Pound Sterling is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound Sterling versus the Euro increases.

Currency Proxy-hedge. A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency. Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Repurchase Agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Dollar Roll Transactions. The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any return earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls. The Fund may enter into covered dollar rolls, which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position in an amount equal to the Fund's obligation to repurchase substantially similar securities at the end of the roll period. This serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transactions.

Leverage.  The Fund may engage in transactions that create leverage in accordance with Evergreen Investment Management Company, LLC's ("EIMC") Leverage Policy. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBAs") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions will generally be fully collateralized at all times but involve some risk that the borrower will default on its obligations to the Fund, including the obligation to return the borrowed security timely, and some risk that the Fund will be delayed or prevented from exercising its rights in respect of the collateral. Additionally, if a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. If a borrower fails to return borrowed securities timely, the Fund's ability to sell those securities will be impaired, potentially preventing the Fund from selling the securities at advantageous prices or meeting its obligations to other parties. The Fund may lose its rights in collateral if a borrower fails financially.

Upon the return of the borrowed security, the Fund must return to the borrower an amount equal to the collateral posted by the borrower. As a result, the Fund bears the risk that the value of investments made with collateral declines or that the investment made with the collateral becomes illiquid during the term of the loan. In order to meet its obligations to the borrower, the Fund may have to liquidate other portfolio assets at disadvantageous times or prices.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower for the term of the loan. The Fund has the right to call loans at any time in order to vote those shares. However, the Fund bears the risk of delay in the return of the security, which may impair the Fund's ability to vote on such matters.

The Fund has retained lending agents that are compensated in part based on a percentage of the Fund's return on its securities lending activities. Accordingly, the securities lending agent's interest may conflict at times with the Fund's interest. The Fund may pay fees in connection with arranging loans of its portfolio securities, including shipping fees and custodian fees.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks. The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Brady Bonds. The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks. The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks. The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Foreign Securities. The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriated but unpaid commitments of member countries, there is no assurance that these entities will be able to meet their obligations.

Premium Securities. The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds. The Fund may invest a portion of its assets in below investment grade bonds. Bonds rated below BBB by Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "high yield" or "junk" bonds, typically offer high yields, but also usually high risk. While investment in junk bonds may provide opportunities to obtain increased returns over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

  The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

  The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

  The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" in Appendix B.

Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment in Other Investment Companies. The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund's ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund's shares.

Short Sales. A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant. The Fund's ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Municipal Securities. The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico. The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes. The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but which may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's investment advisor considers earning power, cash flow and other liquidity ratios of the borrower and monitors the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Residual Interest Bonds (Inverse Floaters). Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs") are created by depositing a municipal bond in a trust. The trust then issues interests in the municipal bond in the form of both variable rate securities and RIBs. The interest rate on the variable rate securities is reset by an index or auction process normally every seven to thirty-five days, and RIB holders receive the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa.

An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. The interest rate of RIBs resets in the opposite direction from the market rate of interest on the security or index to which they are related. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holders when short term interest rates rise, and increase the interest paid to holders when short-term interest rates fall. RIBs have varying degrees of liquidity, and may be less liquid than municipal bonds of comparable maturity. RIBs may be considered to be leveraged to the extent that their interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and are subject to many of the same risks as derivatives. The higher degree of leverage inherent in RIBs is associated with greater volatility in their market values. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Payment-in-kind Securities (PIKs). The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zero coupon securities since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See "Zero Coupon 'Stripped' Bonds" and "Tax Information" below.

Zero Coupon "Stripped" Bonds. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See "Tax Information" below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities. TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments. The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts. The Fund may invest in investments related to real estate, including real estate investment trusts ("REITs") such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships. The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.

Stand-by Commitments. When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts. The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange). Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Loans. A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, a Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen VA Core Bond Fund and Evergreen VA Diversified Income Builder Fund: a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds: a complete listing of portfolio holdings will generally be posted on a weekly basis at EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms' products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data prior to its public dissemination as discussed above.

This policy applies to affiliates of Evergreen such as Wells Fargo Bank, N.A. and Wells Fargo Advisors, LLC. Officers of a Fund may authorize disclosure of the Fund's portfolio securities in accordance with this policy. The Trust's Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

As of the date of this SAI, the Fund(s) had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Fund(s):

Dissemination of Portfolio Holdings
Recipient	Purpose	Timing
Capital Access International	Analytical	Monthly
EIMC	Funds' investment advisor and administrator	Daily
Evergreen Service Company, LLC	Funds' transfer agent	Quarterly
KPMG LLP	Funds' independent registered public accounting firm	As necessary in connection with financial statement audits and SEC filings
Lipper	Analytical	Monthly
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Northern Trust Company	Analytical	Monthly
State Street Bank and Trust Company	Funds' custodian, tax service provider and securities lending agent	Daily
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Bank, N.A.	Funds' securities lending agent	Daily
Wells Fargo Funds Distributor, LLC	Funds' distributor	Daily
Wells Fargo Trust Operations Regulatory Reporting	Compliance Filings	Quarterly

Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CODE OF ETHICS

The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

UNDERLYING FUNDS

The following is a brief summary of each of the underlying funds (referred to in the following summaries as a "fund") in which the Fund may indirectly invest, which are managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"). The summaries are based solely on information provided in the prospectus, private placement memorandum or SAI of each underlying fund, as filed with the Securities and Exchange Commission. The summaries are qualified in their entirety by reference to the prospectus, SAI and/or private placement memorandum for each underlying fund. Following the summaries is a list of definitions of each underlying fund's benchmark.

The principal risks of each GMO fund are identified in the summaries below under "Principal Risks." Certain of the risks are described under "Principal Risks" in the Fund's prospectus. In addition, the following are descriptions of other risks identified below:

Management Risk. Each fund is subject to management risk because it relies on the Manager's ability to achieve its investment objective. The Manager uses proprietary investment techniques and risk analyses in making investment decisions for the funds, but there can be no assurance that the Manager will achieve the desired results and a fund may incur significant losses. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. The funds generally do not take temporary defensive positions and instead generally stay fully invested in the asset classes in which they are permitted to invest, such as domestic equities, foreign equities, or emerging country debt. A fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a fund's performance to differ from that of its benchmark. In those cases, a fund's performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark. Management risk may be particularly pronounced for GMO Quality Fund because this fund does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. In addition, management risk is pronounced for GMO Asset Allocation Bond Fund because the Manager may focus the fund's investments in a particular bond sector, and the Manager's expectation regarding the performance of that sector may prove to be inaccurate. Investors in this fund are more likely to incur tax liabilities that exceed their economic returns.

Focused Investment Risk. Funds whose investments are focused in particular countries, regions, sectors, or companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) may be subject to greater overall risk than funds whose investments are more diversified. Additionally, funds that invest in securities of a small number of issuers may be subject to greater overall risk than funds that invest in securities of many different issuers. Therefore, those funds should only be considered as part of a diversified portfolio that includes other investments.

A fund that focuses its investments in a particular sector, or in securities of companies in a particular industry, may be especially vulnerable to events affecting those sectors or companies because those securities, sectors, or companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Sectors of the securitized credit markets have become more highly correlated since the deterioration of worldwide economic and liquidity conditions that became acute in 2008. This risk also is particularly pronounced for GMO Real Estate Fund, which has a fundamental policy to concentrate its assets in real estate-related investments.

Similarly, funds that invest a significant portion of their assets in investments tied economically to a particular geographic region or foreign country have more exposure to regional and country economic risks than funds making foreign investments throughout the world's economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a fund invests in the debt or equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Emerging Country Debt Fund.

A fund that invests its assets in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the fund may affect the fund's performance more than if the fund invested in the securities of a larger number of issuers. This risk is particularly pronounced for GMO Quality Fund.

Liquidity Risk. A fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent the fund from selling securities or closing derivative positions at desirable prices. All of the funds are subject to liquidity risk. Funds with principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, investment in securities of companies with smaller market capitalizations, investment in foreign securities (in particular emerging market securities), and/or the use of derivatives (in particular over-the-counter ("OTC") derivatives) have the greatest exposure to liquidity risk. These types of investments are more likely to be fair valued. A fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. In addition, a fund's holdings in assets for which the relevant market is or becomes less liquid are more susceptible to loss of value. Less liquid securities also may fall more in price than other securities during periods when markets decline generally.

A fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing out a short position).

Some of the markets, exchanges, or securities in which a fund invests may prove to be less liquid and this would affect the price at which, and the time period in which, the fund may liquidate positions to meet redemption requests or other funding requirements. Although U.S. Treasury securities have historically been among the most liquid fixed income investments, there can be no assurance that the market will not become less liquid in the future.

Liquidity risk is particularly pronounced for GMO Emerging Country Debt Fund, which invests a substantial portion of its assets in sovereign debt of emerging countries that typically is less liquid than the debt securities in its benchmark. Likewise, liquidity risk would be particularly pronounced for GMO Asset Allocation Bond Fund to the extent that this fund invests in emerging country fixed income securities. This risk also is particularly pronounced for GMO Currency Hedged International Equity Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, and the Asset Allocation Funds, which make (or may make) investments in emerging market securities that are not widely traded and that may be subject to purchase and sale restrictions and in securities of companies with smaller market capitalizations that are not widely held and trade less frequently and in lesser quantities than securities of companies with larger market capitalizations. Also, a fund may be unable to repatriate capital, dividends, interest, and other income from emerging market countries, or it may require government consents to do so.

All of the funds may buy securities that are less liquid than those in their benchmarks. Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, liquidity risk has been pronounced for funds that invest in fixed income securities, and particularly asset-backed securities. There can be no assurance that in the future the market for such securities will become more liquid.

Real Estate Risk. Because a fundamental policy of GMO Real Estate Fund is to concentrate its assets in real-estate related investments, the value of the fund's portfolio can be expected to change in light of factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. REITs also are subject to cash flow dependency, defaults by borrowers, and the risk of failing to qualify for special tax treatment accorded REITs under the Internal Revenue Code of 1986, and/or to maintain exemption from investment company status under the 1940 Act.

Short Sales Risk. A fund may seek to hedge investments or realize additional gains through short sales. A fund may make short sales "against the box," meaning the fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. A fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect a fund against the risk of loss in the value of a portfolio security by offsetting a decline in value of the security by a corresponding gain in the short position. The converse, however, is that any increase in the value of the security will be offset by a corresponding loss in the short position.

In implementing its principal investment strategies, GMO Alpha Only Fund is permitted to engage in short sales of securities that it does not own. To do so, the fund would borrow a security (ordinarily shares of an exchange-traded fund ("ETF")) from a broker and sell it to a third party. This type of short sale would expose GMO Alpha Only Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. If the fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest it receives on the securities while they are borrowed. Short sales of securities the fund does not own involve a form of investment leverage, and the amount of the fund's potential loss is theoretically unlimited. Accordingly, GMO Alpha Only Fund may be subject to increased leveraging risk and other investment risks as a result of engaging in short sales of securities it does not own.

Customized Investment Program Risk. GMO Special Situations Fund is not intended to provide a complete investment program and is intended generally to complement the long-only investments in global equities and fixed income instruments utilized in its manager's asset allocation strategies. As a result, the risks associated with GMO Special Situations Fund's investments often will be far greater (and GMO Special Situations Fund's investment returns may be far more volatile) than if GMO Special Situations Fund served as a stand-alone investment vehicle.

Additional Risks Associated with Asset-Backed Securities. In addition to the risks described above and under "Mortgage- and Asset-Backed Securities Risk" in the Trust's PPM, additional market risks apply to funds that invest a substantial portion of their assets in asset-backed securities, which include GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund and the GMO Fixed Income Funds and GMO Alpha Only Fund holding and/or investing in those funds. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as "collateralized debt obligations"). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment and a GMO fund may be unable to invest prepayments at as high a yield as the asset-backed security.

Funds investing in asset-backed securities are subject to greater risk because asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Market risk for fixed income securities is amplified by liquidity risk which has become more pronounced since the deterioration of worldwide economic and liquidity conditions referred to above. Even in the absence of a credit downgrade or default, the price of fixed income securities held by the GMO funds may decline significantly due to reduction in market demand. Market risk for fixed income securities denominated in foreign securities is also amplified by currency risk.

Portfolio Transactions

In certain cases, the Manager may identify investment opportunities that are suitable for the underlying funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member ("GMO Private Funds"). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of an underlying fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person's investment in a similar underlying fund (or, in some cases, may have no investment in the similar underlying fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with GMO Trust's Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings ("IPOs") and other limited opportunities that takes into account the needs and objectives of each underlying fund and other GMO clients. One of the Private Funds managed by GMO's Emerging Markets Division, GMO Emerging Illiquid Fund L.P. ("EIF"), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within GMO's Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other GMO Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, GMO Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.

Unless otherwise specified in an underlying fund's prospectus, private placement memorandum, or statement of additional information, the Manager is not obligated to, and generally will not, consider tax consequences when seeking to achieve an underlying fund's investment objective (e.g., the fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when the Manager makes investment decisions for an underlying fund. Based on its assessment of market conditions and purchase or redemption requests, the Manager may trade an underlying fund's investments more frequently at some times than at others. High turnover rates may adversely affect an underlying fund's performance by generating additional expenses and may result in additional taxable income for its shareholders.

Purchase Premiums and Redemption Fees

Some share classes of the GMO funds charge purchase premiums and/or redemption fees. Purchase premiums and redemption fees are paid to and retained by a GMO fund to help offset non de minimis estimated portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) incurred by the GMO fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating these estimated costs to the purchasing or redeeming shareholder. A GMO fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Asset Allocation Trust may invest in the share classes of the GMO funds that charge purchase premiums and/or redemption fees. To the extent that Asset Allocation Trust invests in those share classes, including indirectly, it will bear the the redemption fees and purchase premiums listed below.

GMO Fund	Maximum Purchase Premium (as a percentage of amount invested)	Maximum Redemption Fee (as a percentage of amount redeemed)
Developed World Stock Fund	0.25%	0.25%
Emerging Country Debt Fund	0.50%	0.50%
Emerging Markets Fund	0.80%	0.80%
Foreign Small Companies Fund	0.50%	0.50%
International Small Companies Fund	0.50%	0.50%
U.S. Small/Mid Cap Growth Fund	0.50%	0.50%
U.S. Small/Mid Cap Value Fund	0.50%	0.50%

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a GMO fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

GMO U.S. EQUITY FUNDS

GMO U.S. CORE EQUITY FUND

Investment Objective: GMO U.S. Core Equity Fund ("U.S. Core Equity Fund") seeks high total return. U.S. Core Equity Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: U.S. Core Equity Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, U.S. Core Equity Fund invests at least 80% of its assets in equity investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for U.S. Core Equity Fund. The Manager also employs fundamental investment techniques to select stocks for U.S. Core Equity Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

U.S. Core Equity Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent U.S. Core Equity Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, U.S. Core Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing U.S. Core Equity Fund's investment exposures.

Benchmark: U.S. Core Equity Fund's benchmark is the S&P 500 Index.

Principal Risks: Stock Market Risk is a principal risk of an investment in U.S. Core Equity Fund. Other principal risks of an investment in U.S. Core Equity Fund include Investment Style Risk, Derivatives Risk, Credit Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Fund-of-Funds Risk.

GMO QUALITY FUND
 (formerly, GMO U.S. QUALITY EQUITY FUND)

Investment Objective: GMO Quality Fund ("Quality Fund") seeks high total return through investment in equities the Manager believes to be high quality.

Principal investment strategies: Quality Fund may make security investments in companies whose stocks are traded in any of the world's securities markets.

The Manager relies principally on proprietary models, both quantitative and fundamental, to evaluate a company's quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity and revenues).

The Manager seeks to identify stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) and/or stocks it believes have improving fundamentals.

The Manager also uses proprietary techniques to adjust the Fund's portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

Quality Fund may hold fewer than 100 stocks. Quality Fund does not seek to control risk relative to the S&P 500 Index, MSCI ACWI (All Country World Index) Index, or any other securities market index or benchmark.

Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. Quality Fund may make investments in emerging countries. In pursuing its investment objective, Quality Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing Quality Fund's investment exposures.

Benchmark: Quality Fund's benchmark is the S&P 500 Index.

Principal Risks: Principal risks of an investment in Quality Fund include Stock Market Risk, Non-Diversification Risk, Foreign Investment Risk, and Foreign Currency Transactions Risk. Other principal risks of an investment in Quality Fund include Fund-of-Funds Risk, Investment Style Risk, Derivatives Risk, Credit Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Emerging Markets Risk.

GMO U.S. INTRINSIC VALUE FUND

Investment Objective: GMO U.S. Intrinsic Value Fund ("U.S. Intrinsic Value Fund") seeks long-term capital growth. U.S. Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: U.S. Intrinsic Value Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, U.S. Intrinsic Value Fund invests at least 80% of its assets in investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for U.S. Intrinsic Value Fund. The Manager also employs fundamental investment techniques to select stocks for U.S. Intrinsic Value Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

U.S. Intrinsic Value Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent U.S. Intrinsic Value Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, U.S. Intrinsic Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of  futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing U.S. Intrinsic Value Fund's investment exposures.

Benchmark: U.S. Intrinsic Value Fund's benchmark is the Russell 1000® Value Index.

Principal Risks: Principal risks of an investment in U.S. Intrinsic Value Fund include Stock Market Risk, and Investment Style Risk. Other principal risks of an investment in U.S. Intrinsic Value Fund include Derivatives Risk, Credit Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Fund-of-Funds Risk.

GMO U.S. GROWTH FUND

Investment Objective: GMO U.S. Growth Fund ("U.S. Growth Fund") seeks long-term capital growth. U.S. Growth Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: U.S. Growth Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000® Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, U.S. Growth Fund invests at least 80% of its assets in investments tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for U.S. Growth Fund. The Manager also employs fundamental investment techniques to select stocks for U.S. Growth Fund.

The Manager seeks to identify stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value).

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.

U.S. Growth Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent U.S. Growth Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, U.S. Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing U.S. Growth Fund's investment exposures.

Benchmark: U.S. Growth Fund's benchmark is the Russell 1000® Growth Index.

Principal Risks: Principal risks of an investment in U.S. Growth Fund include Stock Market Risk and Investment Style Risk. Other principal risks of an investment in U.S. Growth Fund include Derivatives Risk, Credit Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Fund-of-Funds Risk.

GMO REAL ESTATE FUND

Investment Objective: GMO Real Estate Fund ("Real Estate Fund") seeks high total return. Real Estate Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: Real Estate Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index and in companies with similar characteristics. Real Estate Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, Real Estate Fund invests at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments.

REITs are managed vehicles that invest in real estate or real estate-related investments. For purposes of the GMO Trust Prospectus, the term "real estate-related investments" includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, construction, management or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for Real Estate Fund. The Manager also employs fundamental investment techniques to select stocks for Real Estate Fund.

The Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

Real Estate Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent Real Estate Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Real Estate Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing Real Estate Fund's investment exposures.

Benchmark: Real Estate Fund's benchmark is the MSCI U.S. REIT Index.

Principal Risks: Principal risks of an investment in Real Estate Fund include Real Estate Risk, Stock Market Risk, and Focused Investment Risk. Other principal risks of an investment in Real Estate Fund include Derivatives Risk, Investment Style Risk, Credit Risk, Market Capitalization Risk, Non-Diversification Risk, Small- and Medium-sized Companies Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Fund-of-Funds Risk.

GMO U.S. SMALL/MID CAP VALUE FUND

Investment Objective: GMO U.S. Small/Mid Cap Value Fund ("Small/Mid Cap Value Fund") seeks long-term capital growth. Small/Mid Cap Value Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: Small/Mid Cap Value Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, Small/Mid Cap Value Fund invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for Small/Mid Cap Value Fund. The Manager also employs fundamental investment techniques to select stocks for Small/Mid Cap Value Fund.

The Manager seeks to identify small- and mid-cap company stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment.

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

Small/Mid Cap Value Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent Small/Mid Cap Value Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Small/Mid Cap Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing Small/Mid Cap Value Fund's investment exposures.

Benchmark: Small/Mid Cap Value Fund's benchmark is the Russell 2500® Value Index.

Principal Risks: Principal risks of an investment in Small/Mid Cap Value Fund include Stock Market Risk, Market Capitalization Risk, and Investment Style Risk. Other principal risks of an investment in Small/Mid Cap Value Fund include Derivatives Risk, Credit Risk, Liquidity Risk, Small- and Medium-sized Companies Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Fund-of-Funds Risk.

GMO U.S. SMALL/MID CAP GROWTH FUND

Investment Objective: GMO U.S. Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund") seeks long-term capital growth. Small/Mid Cap Growth Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: Small/Mid Cap Growth Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500® Index, a U.S. stock index, and in companies with similar market capitalizations ("small- and mid-cap companies"). Under normal circumstances, Small/Mid Cap Growth Fund invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select stocks for Small/Mid Cap Growth Fund. The Manager also employs fundamental investment techniques to select stocks for Small/Mid Cap Growth Fund.

The Manager seeks to identify small- and mid-cap company stocks it believes (i) have superior fundamentals; (ii) have shown indications of improving investor sentiment; and/or (iii) are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value).

The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

Small/Mid Cap Growth Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent Small/Mid Cap Growth Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Small/Mid Cap Growth Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating investment exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by increasing or decreasing Small/Mid Cap Growth Fund's investment exposures.

Benchmark: The benchmark of Small/Mid Cap Growth Fund is the Russell 2500® Growth Index.

Principal Risks: Principal risks of an investment in the Small/Mid Cap Growth Fund include Stock Market Risk, Market Capitalization Risk, and Investment Style Risk. Other principal risks of an investment in the Small/Mid Cap Growth Fund include Derivatives Risk, Credit Risk, Liquidity Risk, Non-Diversification Risk, Small- and Medium-sized Companies Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk and Fund-of-Funds Risk.

GMO FIXED INCOME FUNDS

GMO DOMESTIC BOND FUND

Investment Objective: GMO Domestic Bond Fund ("Domestic Bond Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Domestic Bond Fund typically invests in bonds included in its benchmark and in securities and instruments with similar characteristics. Domestic Bond Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds. Domestic Bond Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, Domestic Bond Fund has substantial holdings of Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset backed securities). Under normal circumstances, Domestic Bond Fund invests at least 80% of its assets in bonds tied economically to the U.S.

To implement its investment strategies, Domestic Bond Fund may invest in or hold:

  U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government);

  derivatives, including without limitation, futures contracts, credit default swaps and other swap contracts;

  shares of SDCF (to gain exposure to asset-backed securities); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, Domestic Bond Fund through its investment in SDCF currently holds and may continue to hold material positions of below investment grade securities.

Domestic Bond Fund also may invest a portion of its assets in foreign bonds and lower-rated securities.

Domestic Bond Fund may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by Domestic Bond Fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act.

The Manager employs fundamental investment techniques and quantitative models to identify investments the Manager believes are undervalued or may provide downside protection. The Manager considers issue-specific risk in the selection process.

The Manager normally seeks to cause the duration of Domestic Bond Fund to approximate that of its benchmark (4.7 years as of 5/31/09).

Benchmark: Domestic Bond Fund's benchmark is the Barclays Capital U.S. Government Index (formerly, the Lehman Brothers U.S. Government Index).

Principal Risks: Principal risks of an investment in Domestic Bond Fund include Liquidity Risk, Interest Rate Risk, Derivatives Risk, and Focused Investment Risk. Other principal risks of an investment in Domestic Bond Fund include Fund-of-Funds Risk, Leverage Risk, Credit Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO CORE PLUS BOND FUND

Investment Objective: GMO Core Plus Bond Fund ("Core Plus Bond Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Core Plus Bond Fund typically invests in bonds included in its benchmark and in securities and instruments with similar characteristics. Core Plus Bond Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. Core Plus Bond Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Core Plus Bond Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, Core Plus Bond Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, Core Plus Bond Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, Core Plus Bond Fund may invest in or hold:

  investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

  derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

  shares of SDCF (to gain exposure to asset-backed securities);

  shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

  shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, Core Plus Bond Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to Core Plus Bond Fund's emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Core Plus Bond Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain Core Plus Bond Fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (4.1 years as of 5/31/09).

Benchmark: Core Plus Bond Fund's benchmark is the Barclays Capital U.S. Aggregate Index (formerly, the Lehman Brothers U.S. Aggregate Index).

Principal Risks: Principal risks of an investment in Core Plus Bond Fund include Interest Rate Risk, Liquidity Risk, Foreign Investment Risk, Derivatives Risk, and Credit Risk. Other principal risks of an investment in Core Plus Bond Fund include Fund-of-Funds Risk, Non-Diversification Risk, Foreign Currency Transactions Risk, Leverage Risk, Focused Investment Risk, Emerging Market Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO INTERNATIONAL BOND FUND

Investment Objective: GMO International Bond Fund ("International Bond Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: International Bond Fund typically invests in bonds included in its benchmark and in securities and instruments with similar characteristics. International Bond Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. International Bond Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. International Bond Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, International Bond Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, International Bond Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, International Bond Fund may invest in or hold:

  investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

  derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

  shares of SDCF (to gain exposure to asset-backed securities);

  shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

  shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, International Bond Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to International Bond Fund's emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. International Bond Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain International Bond Fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.4 years as of 5/31/09).

Benchmark: International Bond Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index.

Principal Risks: Principal risks of an investment in International Bond Fund include Interest Rate Risk, Foreign Currency Transactions Risk, Foreign Investment Risk, Derivatives Risk, Liquidity Risk, and Credit Risk. Other principal risks of an investment in International Bond Fund include Fund-of-Funds Risk, Non-Diversification Risk, Leverage Risk, Focused Investment Risk, Emerging Market Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND

Investment Objective: GMO Currency Hedged International Bond Fund ("Currency Hedged International Bond Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Currency Hedged International Bond Fund typically invests in bonds included in its benchmark and in securities and instruments with similar characteristics. Currency Hedged International Bond Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. Currency Hedged International Bond Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Currency Hedged International Bond Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, Currency Hedged International Bond Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, Currency Hedged International Bond Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, Currency Hedged International Bond Fund may invest in or hold:

  investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

  derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

  shares of SDCF (to gain exposure to asset-backed securities);

  shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

  shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, the Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to Currency Hedged International Bond Fund's emerging country debt investments.

Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Currency Hedged International Bond Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain Currency Hedged International Bond Fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.3 years as of 5/31/09).

Benchmark: Currency Hedged International Bond Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

Principal Risks: Principal risks of an investment in Currency Hedged International Bond Fund include Interest Rate Risk, Foreign Investment Risk, Derivatives Risk, Liquidity Risk, and Credit Risk. Other principal risks of an investment in Currency Hedged International Bond Fund include Fund-of-Funds Risk, Non-Diversification Risk, Leverage Risk, Foreign Currency Transactions Risk, Focused Investment Risk, Emerging Market Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO GLOBAL BOND FUND

Investment Objective: GMO Global Bond Fund ("Global Bond Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Global Bond Fund typically invests in bonds included in its benchmark and in securities and instruments with similar characteristics. Global Bond Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. Global Bond Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Global Bond Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, Global Bond Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, Global Bond Fund invests at least 80% of its assets in bonds.

To implement its investment strategies, Global Bond Fund may invest in or hold:

  investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

  derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to the global interest rate, credit, and currency markets);

  shares of SDCF (to gain exposure to asset-backed securities);

  shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

  shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, Global Bond Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to Global Bond Fund's emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Global Bond Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

The Manager normally seeks to maintain Global Bond Fund's estimated portfolio duration within +/- 2 years of the benchmark's duration (6.1 years as of 5/31/09).

Benchmark: Global Bond Fund's benchmark is the JPMorgan Global Government Bond Index.

Principal Risks: Principal risks of an investment in Global Bond Fund include Interest Rate Risk, Foreign Currency Transactions Risk, Foreign Investment Risk, Derivatives Risk, Liquidity Risk, and Credit Risk. Other principal risks of an investment in Global Bond Fund include Fund-of-Funds Risk, Non-Diversification Risk, Leverage Risk, Emerging Market Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO EMERGING COUNTRY DEBT FUND

Investment Objective: GMO Emerging Country Debt Fund ("ECDF") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: ECDF invests primarily in sovereign debt of emerging countries, although it may also make investments in entities related to, but not guaranteed by emerging countries, or in entities wholly unrelated to emerging countries. Under normal circumstances, ECDF invests (including through investment in other GMO funds) at least 80% of its assets in debt investments tied economically to emerging countries. ECDF typically gains its investment exposure by purchasing debt of sovereign issuers of emerging countries or through the use of derivatives, typically credit default swaps. ECDF also invests in asset-backed securities (including through GMO Short-Duration Collateral Fund ("SDCF") and GMO World Opportunity Overlay Fund ("Overlay Fund")). ECDF may invest a substantial portion of its assets in below investment grade securities (also known as "junk bonds"). Generally, at least 75% of ECDF's assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, ECDF also typically uses exchange-traded and over-the-counter ("OTC") derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures.

The Manager emphasizes a "bottom-up" approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify those the Manager believes are undervalued. The assessment of the Manager also determines country allocations based on its fundamental outlook for a country.

The Manager normally seeks to cause the interest rate duration of ECDF's portfolio to approximate that of its benchmark (6.7 years as of 5/31/09).

Benchmark: ECDF's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG).

Principal Risks: Principal risks of an investment in ECDF include Interest Rate Risk, Foreign Investment Risk, Credit Risk, Derivatives Risk, Leverage Risk, Liquidity Risk and Below Investment Grade Bond Risk. Other principal risks of an investment in ECDF include Fund-of-Funds Risk, Focused Investment Risk, Non-Diversification Risk, Emerging Market Risk, Foreign Currency Transactions Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO SHORT-DURATION INVESTMENT FUND

Investment Objective: GMO Short-Duration Investment Fund ("Short-Duration Investment Fund") seeks to provide current income.

Principal Investment Strategies: Short-Duration Investment Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, Short-Duration Investment Fund may invest in asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers' acceptances, and other bank obligations. Short-Duration Investment Fund has invested a substantial portion of its assets in GMO Short-Duration Collateral Fund ("SDCF") (which invests primarily in asset-backed securities).

Because of the deterioration in credit markets that became acute in 2008, Short-Duration Investment Fund, in particular through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities.

In selecting fixed income securities for Short-Duration Investment Fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

The Manager normally seeks to maintain a duration of 365 days or less for Short-Duration Investment Fund's portfolio. Short-Duration Investment Fund's dollar-weighted average portfolio maturity may be substantially longer than Short-Duration Investment Fund's dollar-weighted average portfolio duration.

Short-Duration Investment Fund is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds.

Benchmark: Short-Duration Investment Fund's current benchmark is the JPMorgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in Short-Duration Investment Fund include Liquidity Risk, Credit Risk, Focused Investment Risk, and Interest Rate Risk. Other principal risks of an investment in Short-Duration Investment Fund include Fund-of-Funds Risk, Derivatives Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO INFLATION INDEXED PLUS BOND FUND

Investment Objective: GMO Inflation Indexed Plus Bond Fund ("IIPBF") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: IIPBF primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. IIPBF seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. IIPBF may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing inflation-indexed bonds. IIPBF has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, IIPBF has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, IIPBF invests (including through investment in other GMO funds) at least 80% of its assets in inflation indexed bonds. For this purpose, "inflation indexed bonds" include instruments that are "linked" to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.

To implement its investment strategies, IIPBF may invest in or hold:

  inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

  non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position);

  derivatives, including without limitation, futures contracts, currency options, currency forwards, credit default swaps and other swap contracts (to gain exposure to inflation indexed bonds and/or the global interest rate, credit, and currency markets);

  shares of SDCF (to gain exposure to asset-backed securities);

  shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

  shares of GMO Emerging Country Debt Fund ("ECDF") (to gain exposure to sovereign debt of emerging countries); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, IIPBF through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to IIPBF's emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. IIPBF may take active overweighted and underweighted positions in particular interest rate markets and currencies outside of those in its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets.

Benchmark: IIPBF's benchmark is the Barclays Capital U.S. Treasury Inflation Notes Index (formerly, the Lehman Brothers U.S. Treasury Inflation Notes Index).

Principal Risks: Principal risks of an investment in IIPBF include Interest Rate Risk, Liquidity Risk, Foreign Investment Risk, Derivatives Risk, and Credit Risk. Other principal risks of an investment in IIPBF include Fund-of-Funds Risk, Emerging Market Risk, Non-Diversification Risk, Foreign Currency Transactions Risk, Leverage Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO SHORT-DURATION COLLATERAL FUND

Investment Objective: GMO Short-Duration Collateral Fund ("SDCF") seeks total return comparable to that of its benchmark.

Principal Investment Strategies: SDCF primarily invests in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. SDCF also may use exchange-traded and over-the-counter ("OTC") derivatives. SDCF also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, SDCF currently holds and may continue to hold material positions of below investment grade securities.

In selecting fixed income securities for SDCF's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

The Manager normally seeks to maintain an interest rate duration of 365 days or less for SDCF's portfolio. SDCF's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration.

SDCF is not currently accepting orders for the purchase of shares other than reinvestment of dividends. Since the deterioration in credit markets that became acute in 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

Benchmark: SDCF's benchmark is the JPMorgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in SDCF include Liquidity Risk, Credit Risk, Focused Investment Risk, Interest Rate Risk, Derivatives Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk and Management Risk.

GMO SHORT-DURATION COLLATERAL SHARE FUND

Investment Objective: GMO Short-Duration Collateral Share Fund seeks total return comparable to that of its benchmark.

Principal Investment Strategies: GMO Short-Duration Collateral Share Fund ("SDCSF") invests substantially all of its assets in GMO Short-Duration Collateral Fund ("SDCF"), another series of GMO Trust, (an arrangement often referred to as a "master-feeder" structure) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF. SDCF invests primarily in U.S. and foreign adjustable rate asset-backed securities and primarily holds asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements and repurchase agreements. SDCF may also use exchange-traded and over-the-counter ("OTC") derivatives. Because of the deterioration in credit markets that became acute in 2008, SDCSF, through its holdings of SDCF, currently holds and may continue to hold material positions of below investment grade securities.

In selecting fixed income securities for SDCF's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

The Manager normally seeks to maintain an interest rate duration of 365 days or less for SDCF's portfolio. SDCF's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average portfolio duration.

SDCF is not currently accepting orders for the purchase of shares other than reinvestment of dividends. Since the deterioration in credit markets that became acute in 2008, SDCF has declared and paid distributions when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF currently intends to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders for tax purposes.

Benchmark: SDCSF's benchmark is the JPMorgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in SDCSF include Liquidity Risk, Credit Risk, Focused Investment Risk, and Interest Rate Risk. Other principal risks of an investment in SDCSF include Fund-of-Funds Risk, Derivatives Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO WORLD OPPORTUNITY OVERLAY FUND

Investment Objective: GMO World Opportunity Overlay Fund ("Overlay Fund") seeks total return greater than that of its benchmark.

Principal Investment Strategies: Overlay Fund's investment program has two principal components. One component of Overlay Fund's investment program involves the use of derivatives to seek to exploit misvaluations in world interest rates, currencies and credit markets, and to add value relative to Overlay Fund's benchmark. The other component of Overlay Fund's investment program involves direct investments, primarily in asset-backed securities and other adjustable rate fixed income securities.

To add value relative to Overlay Fund's benchmark, the Manager employs proprietary quantitative and other models to seek to identify and estimate the relative misvaluation of interest rate, currency, and credit markets. Based on such estimates, Overlay Fund establishes its positions, mainly through derivatives, across global interest rate, currency, and credit markets.

Derivative positions taken by Overlay Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indexes. As a result of its derivative positions, Overlay Fund typically will have a net notational value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark.

Overlay Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Overlay Fund may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Overlay Fund's fixed income securities primarily have adjustable interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into adjustable rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Overlay Fund also may invest in unaffiliated money market funds. Because of the deterioration in credit markets that became acute in 2008, Overlay Fund currently holds and may continue to hold material positions of below investment grade securities.

Benchmark: Overlay Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Leverage Risk, Interest Rate Risk, Credit Risk, Liquidity Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, Market Disruption and Geopolitical Risk and Large Shareholder Risk.

GMO STRATEGIC FIXED INCOME FUND

Investment Objective: GMO Strategic Fixed Income Fund ("Strategic Fixed Income Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Strategic Fixed Income Fund typically invests in bonds included in its benchmark and in securities and instruments with similar characteristics. Strategic Fixed Income Fund seeks additional returns by seeking to exploit differences in global interest rates, sectors, and credit, currency, and emerging country debt markets. Strategic Fixed Income Fund may implement its strategies: (i) synthetically by using exchange-traded and over-the-counter ("OTC") derivatives and investing in other GMO funds and/or (ii) directly by purchasing bonds denominated in various currencies. Strategic Fixed Income Fund has historically gained its investment exposure primarily through the use of derivatives and investments in other GMO funds. As a result, Strategic Fixed Income Fund has substantial holdings of GMO Short-Duration Collateral Fund ("SDCF") (a fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund ("Overlay Fund") (a fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets). Under normal circumstances, Strategic Fixed Income Fund invests (including through investment in other GMO funds) at least 80% of its assets in fixed income securities.

To implement its investment strategies, Strategic Fixed Income Fund may invest in or hold:

  investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

  derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, credit default swaps and other swap contracts;

  shares of SDCF (to gain exposure to asset-backed securities);

  shares of Overlay Fund (to attempt to exploit misvaluations in world interest rates, currencies, and credit markets);

  shares of GMO Emerging Country Debt Fund (to gain exposure to sovereign debt of emerging countries); and

  shares of GMO U.S. Treasury Fund (for liquidity management purposes).

Because of the deterioration in credit markets that became acute in 2008, Strategic Fixed Income Fund through its investment in SDCF and Overlay Fund currently holds and may continue to hold material positions of below investment grade securities. This is in addition to Strategic Fixed Income Fund's emerging country debt investments.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. Strategic Fixed Income Fund may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.

Strategic Fixed Income Fund may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the 1940 Act. Investments by Strategic Fixed Income Fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act.

The Manager seeks to maintain Strategic Fixed Income Fund's estimated portfolio duration within +/- 2 years of the benchmark's duration. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change Strategic Fixed Income Fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

Benchmark: Strategic Fixed Income Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in Strategic Fixed Income Fund include Interest Rate Risk, Foreign Currency Transactions Risk, Foreign Investment Risk, Derivatives Risk and Credit Risk. Other principal risks of an investment in Strategic Fixed Income Fund include Fund-of-Funds Risk, Liquidity Risk, Leverage Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Management Risk, Large Shareholder Risk, and Non-Diversification Risk.

GMO ASSET ALLOCATION BOND FUND

Investment Objective: GMO Asset Allocation Bond Fund ("Asset Allocation Bond Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Asset Allocation Bond Fund may invest in bonds of any kind. Under normal circumstances, Asset Allocation Bond Fund invests (including through investment in other GMO funds) at least 80% of its assets in bonds. Asset Allocation Bond Fund may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds that Asset Allocation Bond Fund may invest in include, but are not limited to:

  investment grade bonds denominated in various currencies, including securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, taxable and tax-exempt municipal bonds, and Rule 144A securities;

  below investment grade bonds (also known as "junk bonds");

  inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

  sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds (also known as "junk bonds")); and

  asset-backed securities, including mortgage related and mortgage-backed securities.

Asset Allocation Bond Fund may also invest in futures contracts, currency options, currency forwards, swap contracts (including credit default swaps), interest rate options, swaps on interest rates, and other types of derivatives.

Asset Allocation Bond Fund may gain exposure to the investments described above through investments in shares of other GMO funds, including U.S. Treasury Fund.

Asset Allocation Bond Fund may invest up to 100% of its assets in below investment grade bonds (also known as "junk bonds"). Asset Allocation Bond Fund may also hold securities that are downgraded to below investment grade status after the time of purchase by Asset Allocation Bond Fund.

The Manager employs fundamental investment techniques and quantitative models to determine the relative values of different sectors of the bond market, such as corporate, U.S. government, foreign, and asset-backed bond sectors, and to identify investments the Manager believes are undervalued, less overvalued and/or may provide downside protection. Asset Allocation Bond Fund may take substantial positions in particular sectors of the bond market, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to various sectors of the bond market.

The Manager does not seek to maintain a specified portfolio duration for Asset Allocation Bond Fund, and Asset Allocation Bond Fund's portfolio duration will change depending on Asset Allocation Bond Fund's investments and the Manager's current outlook on different sectors of the bond market.

Benchmark: Asset Allocation Bond Fund's benchmark is the Citigroup 3 Month Treasury Bill Index.

Principal Risks: Principal risks of an investment in Asset Allocation Bond Fund include Interest Rate Risk, Credit Risk, Derivatives Risk, and Below Investment Grade Bond Risk. Other principal risks of an investment in Asset Allocation Bond Fund include Non-Diversification Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, Liquidity Risk, Leverage Risk, Fund-of-Funds Risk, Market Disruption and Geopolitical Risk, Management Risk, Focused Investment Risk and Large Shareholder Risk.

GMO U.S. TREASURY FUND

Investment Objective: GMO U.S. Treasury Fund ("U.S. Treasury Fund") seeks to achieve liquidity and safety of principal with current income as a secondary objective.

Principal Investment Strategies: U.S. Treasury Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury securities. Under normal circumstances, U.S. Treasury Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. "Direct U.S. Treasury Obligations" include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing.

As a principal investment strategy U.S. Treasury Fund may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent upon U.S. Treasury Fund having an interest in the security that can be realized in the event of the insolvency of the counterparty.

In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund may also invest in other fixed-income securities that are also backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). U.S. Treasury Fund may also invest in unaffiliated money market funds.

U.S. Treasury Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if the counterparty to the repurchase agreement defaults, U.S. Treasury Fund may own a security with a stated or remaining maturity of greater than one year.

Although U.S. Treasury Fund primarily invests in short-term obligations, it is not a money market fund and is not subject to the duration, quality, diversification, and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain a duration of one year or less for U.S. Treasury Fund's portfolio. The Manager determines U.S. Treasury Fund's dollar-weighted average portfolio duration by aggregating the durations of U.S. Treasury Fund's individual holdings and weighting each holding based on its market value.

In selecting U.S. Treasury securities for U.S. Treasury Fund's portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions.

Other GMO funds may invest in U.S. Treasury Fund to achieve exposure to U.S. Treasury securities, to invest cash and/or to seek to generate a return similar to yields on U.S. Treasury securities.

Benchmark: U.S. Treasury Fund's benchmark is the Citigroup 3 Month Treasury Bill Index.

Principal Risks: Principal risks of an investment in U.S. Treasury Fund include Interest Rate Risk, Liquidity Risk, Focused Investment Risk and Credit Risk. Other principal risks of an investment in U.S. Treasury Fund include Fund-of-Funds Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO DEBT OPPORTUNITIES FUND

Investment Objective: GMO Debt Opportunities Fund ("Debt Opportunities Fund") seeks positive total return.

Principal Investment Strategies: Debt Opportunities Fund seeks to achieve its investment objective by investing primarily in debt investments. Debt Opportunities Fund is permitted to make investments in all types of U.S. and foreign debt investments, without regard to the credit rating of the obligor. Debt Opportunities Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). Debt Opportunities Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Debt Opportunities Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Debt Opportunities Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. Debt Opportunities Fund is not restricted in its exposure to any type of debt investment, and at times may be substantially exposed to a single type of debt investment (e.g., asset-backed securities). Debt Opportunities Fund's debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Debt Opportunities Fund may invest in securities of any credit quality. There is no limit on the amount of Debt Opportunities Fund's total assets that may be invested in below investment grade securities, and Debt Opportunities Fund may invest in material positions of below investment grade securities. Debt investments rated below investment grade are also known as high yield or "junk" bonds. Under normal circumstances, Debt Opportunities Fund invests at least 80% of its assets in debt investments.

Debt Opportunities Fund initially expects to invest substantially all of its assets in asset-backed securities, a substantial portion of which will be junk bonds.

Debt Opportunities Fund may invest in unaffiliated money market funds. Additionally, Debt Opportunities Fund may (but is not required to) invest in GMO U.S. Treasury Fund.

In selecting debt investments for Debt Opportunities Fund's portfolio, the Manager emphasizes a "bottom-up" approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of investments and to identify those the Manager believes are undervalued.

Debt Opportunities Fund does not seek to maintain a specified interest rate duration for its portfolio.

Benchmark: Debt Opportunities Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, Debt Opportunities Fund does not seek to outperform a particular securities market index or blend of market indices.

Principal Risks: Principal risks of an investment in Debt Opportunities Fund include Interest Rate Risk, Liquidity Risk, Focused Investment Risk, Credit Risk, and Derivatives Risk. Other principal risks of an investment in Debt Opportunities Fund include Market Disruption and Geopolitical Risk, Non-Diversification Risk, Large Shareholder Risk, Management Risk, and Fund of Funds Risk.

GMO HIGH QUALITY SHORT-DURATION BOND FUND

Investment Objective: GMO High Quality Short-Duration Bond Fund ("High Quality Fund") seeks total return in excess that of its benchmark.

Principal Investment Strategies: High Quality Fund seeks a total return in excess of that of its benchmark to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, High Quality Fund primarily invests in high quality U.S. and foreign fixed income securities. High Quality Fund may invest in fixed income securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). High Quality Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, High Quality Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. High Quality Fund also may use other exchange-traded and over-the-counter ("OTC") derivatives. High Quality Fund's fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Under normal circumstances, High Quality Fund invests at least 80% of its assets in high quality bonds. While High Quality Fund primarily invests in high quality bonds, High Quality Fund may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality.

High Quality Fund may invest in unaffiliated money market funds. Additionally, High Quality Fund may (but is not required to) invest in GMO U.S. Treasury Fund.

In selecting fixed income securities for High Quality Fund's portfolio, the Manager focuses primarily on the securities' credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

The Manager normally seeks to maintain an interest rate duration of 365 days or less for High Quality Fund's portfolio. High Quality Fund's dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration.
 High Quality Fund is a non-diversified investment company within the meaning of the 1940 Act.

Benchmark: The Fund's benchmark is the J.P. Morgan U.S. 3 Month Cash Index.

Principal Risks: Principal risks of an investment in High Quality Fund include Interest Rate Risk, Credit Risk, Liquidity Risk, and Focused Investment Risk. Other principal risks of an investment in High Quality Fund include Market Disruption and Geopolitical Risk, Large Shareholder Risk, Non-Diversification Risk, Management Risk, Derivatives Risk, and Fund of Funds Risk.

GMO INTERNATIONAL EQUITY FUNDS

GMO INTERNATIONAL CORE EQUITY FUND

Investment Objective: GMO International Core Equity Fund ("International Core Equity Fund") seeks high total return. International Core Equity Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: International Core Equity Fund typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, International Core Equity Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining International Core Equity Fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

International Core Equity Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent International Core Equity Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, International Core Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing International Core Equity Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. International Core Equity Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, International Core Equity Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark: International Core Equity Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Principal Risks. Principal risks of an investment in International Core Equity Fund include Stock Market Risk, Foreign Investment Risk, and Foreign Currency Transactions Risk. Other principal risks of an investment in International Core Equity Fund include Fund-of-Funds Risk, Investment Style Risk, Derivatives Risk, Credit Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO INTERNATIONAL INTRINSIC VALUE FUND

Investment Objective: GMO International Intrinsic Value Fund ("International Intrinsic Value Fund") seeks high total return. International Intrinsic Value Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: International Intrinsic Value Fund typically makes equity investments in companies tied economically to countries other than the U.S.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes (i) are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. The Manager uses momentum measures to evaluate stocks that have been prescreened for value characteristics. In selecting countries in which to invest and determining International Intrinsic Value Fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

International Intrinsic Value Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent International Intrinsic Value Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, International Intrinsic Value Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing International Intrinsic Value Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. International Intrinsic Value Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, International Intrinsic Value Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark: International Intrinsic Value Fund's benchmark is the MSCI EAFE Value Index (Europe, Australasia, and Far East).

Principal Risks: Principal risks of an investment in International Intrinsic Value Fund include Stock Market Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, and Investment Style Risk. Other principal risks of an investment in International Intrinsic Value Fund include Fund-of-Funds Risk, Derivatives Risk, Credit Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO INTERNATIONAL GROWTH EQUITY FUND

Investment Objective: GMO International Growth Equity Fund ("International Growth Equity Fund") seeks high total return. International Growth Equity Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: International Growth Equity Fund typically makes equity investments in companies tied economically to countries other than the U.S. Under normal circumstances, International Growth Equity Fund invests at least 80% of its assets in equity investments.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

When evaluating stocks, the Manager begins with a universe of stocks that are either included in International Growth Equity Fund's growth-oriented benchmark or that are believed to have similar growth characteristics to such stocks. In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining International Growth Equity Fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

International Growth Equity Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent International Growth Equity Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, International Growth Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures, contracts or other types of derivatives); (iii) manage risk by increasing or decreasing International Growth Equity Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. International Growth Equity Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, International Growth Equity Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark: International Growth Equity Fund's benchmark is the MSCI EAFE Growth Index (Europe, Australasia, and Far East).

Principal Risks: Principal risks of an investment in International Growth Equity Fund include Stock Market Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, and Investment Style Risk. Other principal risks of an investment in International Growth Equity Fund include Fund-of-Funds Risk, Derivatives Risk, Credit Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Investment Objective: GMO Currency Hedged International Equity Fund ("Currency Hedged International Equity Fund") seeks total return greater than that of its benchmark.

Principal Investment Strategies: Currency Hedged International Equity Fund is a fund of funds and invests primarily in other GMO funds. The Fund may invest in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, GMO International Small Companies Fund, and GMO Flexible Equities Fund (collectively, "underlying funds"). Under normal circumstances, Currency Hedged International Equity Fund invests at least 80% of its assets in equity investments.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying funds and decide how much to invest in each. The models use multi-year forecasts of relative value and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value and small- and mid-cap growth). The Manager shifts investments among the underlying funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance Currency Hedged International Equity Fund's investments.

The Manager looks at the underlying funds' holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar through the use of currency forwards and other derivatives. While Currency Hedged International Equity Fund's benchmark is fully hedged, the fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Currency Hedged International Equity Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent the Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark: Currency Hedged International Equity Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged).

Principal Risks: Principal risks of an investment in Currency Hedged International Equity Fund include Stock Market Risk, Derivatives Risk, Foreign Investment Risk, and Fund-of-Funds Risk. Other principal risks of an investment in Currency Hedged International Equity Fund include Investment Style Risk, Credit Risk, Foreign Currency Transactions Risk, Liquidity Risk, Non-Diversification Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO FOREIGN FUND

Investment Objective: GMO Foreign Fund ("Foreign Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Foreign Fund typically makes equity investments in companies tied economically to non-U.S. countries, including companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index, a developed markets index, is constructed) and companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, Foreign Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

  Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those that it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

  Country selection – Foreign Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. Foreign Fund typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to Foreign Fund's benchmark.

Foreign Fund generally seeks to be fully invested and normally does not take temporary defensive positions.  Foreign Fund may, however, hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent Foreign Fund takes temporary defensive positions, it may not achieve its investment objective. Foreign Fund typically invests in emerging countries, but these investments generally will represent 10% or less of Foreign Fund's total assets. In pursuing its investment objective, Foreign Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options.

Benchmark: Foreign Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Principal Risks: Principal risks of an investment in Foreign Fund include Stock Market Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, and Investment Style Risk. Other principal risks of an investment in Foreign Fund include Fund-of-Funds Risk, Liquidity Risk, Credit Risk, Derivatives Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Non-Diversification Risk, Emerging Market Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO FOREIGN SMALL COMPANIES FUND

Investment Objective: GMO Foreign Small Companies Fund ("Foreign Small Companies Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Foreign Small Companies Fund typically makes equity investments in companies tied economically to non-U.S. countries that are in the smallest 25% of companies in a particular country as measured by total float-adjusted market capitalization ("small companies"). Under normal circumstances, Foreign Small Companies Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by Foreign Small Companies Fund is generally within the market capitalization range of companies in Foreign Small Companies Fund's benchmark. Depending upon the country, as of May 31, 2009, the market capitalization of the largest company (in a particular country) included within Foreign Small Companies Fund's definition of small companies ranged from approximately $427 million (New Zealand) to $14 billion (Switzerland) (based on exchange rates as of May 31, 2009).

  Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

  Country selection – Foreign Small Companies Fund's country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager's evaluation of the country's fundamentals. Foreign Small Companies Fund typically overweights or underweights (sometimes to a significant extent) its investment exposures in particular countries relative to Foreign Small Companies Fund's benchmark.

Foreign Small Companies Fund generally seeks to be fully invested, and normally does not take temporary defensive positions. Foreign Small Companies Fund, however, may hold up to 10% of its total assets in cash and cash equivalents to manage cash inflows and outflows as a result of shareholder purchases and redemptions. To the extent Foreign Small Companies Fund takes temporary defensive positions, it may not achieve its investment objective. Foreign Small Companies Fund typically invests in emerging countries, but these investments (excluding investments in companies from emerging countries included in Foreign Small Companies Fund's benchmark) generally represent 10% or less of Foreign Small Companies Fund's total assets. In pursuing its investment objective, Foreign Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including, without limitation, futures and options.

Benchmark: Foreign Small Companies Fund's current benchmark is the S&P Developed ex-U.S. Small Cap Index (formerly, the S&P/Citigroup EMI World ex-U.S. Index).

Principal Risks: Principal risks of an investment in the Foreign Small Companies Fund include Small- and Medium-sized Companies Risk, Market Capitalization Risk, Stock Market Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, Investment Style Risk, and Liquidity Risk. Other principal risks of an investment in the Foreign Small Companies Fund include Fund-of-Funds Risk, Credit Risk, Derivatives Risk, Emerging Market Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO INTERNATIONAL SMALL COMPANIES FUND

Investment Objective: GMO International Small Companies Fund ("International Small Companies Fund") seeks high total return. International Small Companies Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: International Small Companies Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies ("small companies"). A company's full, non-float adjusted market capitalization includes all of the company's outstanding equity securities. As of May 31, 2009, the market capitalization of the largest company included within International Small Companies Fund's definition of small companies was approximately $5.67 billion. Under normal circumstances, International Small Companies Fund invests at least 80% of its assets in securities of small companies.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining International Small Companies Fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

International Small Companies Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent International Small Companies Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, International Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing International Small Companies Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. International Small Companies Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, International Small Companies Fund may also take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark: The benchmark of International Small Companies Fund is the MSCI EAFE Small Cap Index (Europe, Australasia, and Far East).

Principal Risks: Principal risks of an investment in the International Small Companies Fund include Stock Market Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, and Liquidity Risk. Other Principal risks of an investment in the International Small Companies Fund include Fund-of-Funds Risk, Investment Style Risk, Derivatives Risk, Emerging Market Risk, Credit Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO EMERGING MARKETS FUND

Investment Objective: GMO Emerging Markets Fund ("Emerging Markets Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Emerging Markets Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets ("emerging markets"). Under normal circumstances, Emerging Markets Fund invests at least 80% of its assets in investments tied economically to emerging markets.

The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting Emerging Markets Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including:

  Countries – value, momentum, and macroeconomic models; and

  Stocks – earnings and price momentum, price to earnings ratios, price to book ratios and quality.

The factors considered and models used by the Manager may change over time.

Emerging Markets Fund seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent Emerging Markets Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Emerging Markets Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds ("ETFs") to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing Emerging Markets Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. Emerging Markets Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, Emerging Markets Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Emerging Markets Fund has entered into an agreement with an ETF that allows Emerging Markets Fund to invest in that ETF beyond 1940 Act statutory limitations, provided that Emerging Markets Fund complies with the terms and conditions of the ETF's exemptive order.

Benchmark: Emerging Markets Fund's benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Risks: Principal risks of an investment in Emerging Markets Fund include Stock Market Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, Liquidity Risk, Small- and Medium-sized Companies Risk, and Market Capitalization Risk. Other principal risks of an investment in Emerging Markets Fund include Fund-of-Funds Risk, Focused Investment Risk, Investment Style Risk, Derivatives Risk, Credit Risk, Emerging Market Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO EMERGING COUNTRIES FUND

Investment Objective: GMO Emerging Countries Fund ("Emerging Countries Fund") seeks total return in excess of that of its benchmark.

Principal Investment Strategies: Emerging Countries Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed countries ("emerging countries"). Under normal circumstances, Emerging Countries Fund invests at least 80% of its assets in investments tied economically to emerging countries.

The Manager uses proprietary quantitative models and fundamental analysis to decide which countries to invest in and to identify potential stocks. Country selection generally is the most significant factor affecting Emerging Countries Fund's performance relative to its benchmark. The Manager's evaluation and selection decisions for countries and stocks are based on several factors and models, including:

  Countries – value, momentum, and macroeconomic models; and

  Stocks – earnings and price momentum, price to earnings ratios, price to book ratios and quality.

The factors considered and the models used by the Manager may change over time.

Emerging Countries Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent Emerging Countries Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Emerging Countries Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives (including options, futures, warrants, and swap contracts) and exchange-traded funds ("ETFs") to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing Emerging Countries Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. Emerging Countries Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, Emerging Countries Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Emerging Countries Fund has entered into an agreement with an ETF that allows Emerging Countries Fund to invest in that ETF beyond 1940 Act statutory limitations, provided that Emerging Countries Fund complies with the terms and conditions of the ETF's exemptive order.

Benchmark: Emerging Countries Fund's benchmark is the S&P/IFCI (Investable) Composite Index.

Principal Risks: Principal risks of an investment in Emerging Countries Fund include Stock Market Risk, Foreign Investment Risk, Foreign Currency Transactions Risk, Liquidity Risk, Small- and Medium-sized Companies Risk, and Market Capitalization Risk. Other principal risks of an investment in Emerging Countries Fund include Fund-of-Funds Risk, Focused Investment Risk, Derivatives Risk, Credit Risk, Investment Style Risk, Emerging Market Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO DEVELOPED WORLD STOCK FUND

Investment Objective: GMO Developed World Stock Fund ("Developed World Stock Fund") seeks high total return. Developed World Stock Fund seeks to achieve its objective by outperforming its benchmark.

Principal Investment Strategies: Developed World Stock Fund typically makes equity investments in companies tied economically to the world's developed markets, including the U.S. Under normal circumstances, Developed World Stock Fund invests at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term "stocks" refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depository receipts, and the term "developed markets" refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics.

The Manager relies principally on proprietary quantitative models to evaluate and select individual stocks, countries, and currencies. The Manager also employs fundamental investment techniques in selecting stocks, countries, and currencies for the portfolio.

In selecting stocks for the portfolio, the Manager seeks to identify stocks it believes are (i) undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value); (ii) have superior fundamentals; and/or (iii) have shown indications of improving investor sentiment. In selecting countries in which to invest and determining Developed World Stock Fund's currency exposures, the Manager considers many factors, which may include aggregate stock market valuations, global competitiveness, and investor sentiment.

The Manager also uses proprietary techniques to adjust the composition of the portfolio for other factors such as position size, country, industry and sector weights, and market capitalization. The factors considered and the models used by the Manager may change over time.

Developed World Stock Fund generally seeks to be fully invested, and normally does not take temporary defensive positions through investment in cash and cash equivalents. To the extent Developed World Stock Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Developed World Stock Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing Developed World Stock Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. Developed World Stock Fund's foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, Developed World Stock Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Benchmark: Developed World Stock Fund's benchmark is the MSCI World Index.

Principal Risks: Principal risks of an investment in Developed World Stock Fund include Stock Market Risk, Foreign Investment Risk, and Foreign Currency Transactions Risk. Other principal risks of an investment in Developed World Stock Fund include Fund-of-Funds Risk, Investment Style Risk, Derivatives Risk, Credit Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

OTHER FUNDS

GMO ALPHA ONLY FUND

Investment Objective: GMO Alpha Only Fund ("Alpha Only Fund") seeks to outperform its benchmark.

Investment Universe and Principal Investments: Alpha Only Fund invests in shares of GMO U.S. Equity Funds and GMO International Equity Funds, and also may invest in shares of GMO Emerging Country Debt Fund and GMO Flexible Equities Fund (collectively, the "underlying funds"). In addition, Alpha Only Fund may invest in securities. Alpha Only Fund implements its strategy with investments in a combination of U.S., foreign, and emerging country equities, and emerging country debt.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the underlying funds and securities in which Alpha Only Fund invests and to decide how much to invest in each. These models use multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes). The Manager seeks to hedge some or all of the broad market exposure of the underlying funds and assets in which Alpha Only Fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund). The Manager changes Alpha Only Fund's holdings in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance Alpha Only Fund's investments.

To the extent that Alpha Only Fund's hedges are effective, the performance of Alpha Only Fund's portfolio is expected to have a low correlation to the performance of the underlying funds and assets in which Alpha Only Fund invests. Instead, Alpha Only Fund's performance is expected to approximate the performance of the underlying funds and assets in which Alpha Only Fund invests relative to the broader securities markets.

Alpha Only Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash equivalents. To the extent Alpha Only Fund takes temporary defensive positions, it may not achieve its investment objective.

Benchmark: Alpha Only Fund's benchmark is the Citigroup 3 Month Treasury Bill Index.

Principal Risks: Principal risks of an investment in Alpha Only Fund include Stock Market Risk, Interest Rate Risk, Derivatives Risk, Foreign Investment Risk, and Fund-of-Funds Risk. Other principal risks of an investment in Alpha Only Fund include Liquidity Risk, Foreign Currency Transactions Risk, Non-Diversification Risk, Leverage Risk, Credit Risk, Real Estate Risk, Short Sales Risk, Small- and Medium-sized Companies Risk, Market Capitalization Risk, Emerging Market Risk, Market Disruption and Geopolitical Risk, Management Risk and Large Shareholder Risk.

GMO SPECIAL SITUATIONS FUND

Investment Objective: GMO Special Situations Fund ("Special Situations Fund") seeks capital appreciation and capital preservation.

Principal Investment Strategies: Special Situations Fund seeks to achieve its investment objectives by implementing investment strategies that complement long-only investments in global equities and fixed income instruments. Special Situations Fund may have long or short exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). Special Situations Fund is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, Special Situations Fund is not restricted in its exposure (long or short) to any particular market. Special Situations Fund may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). Special Situations Fund could be subject to material losses from a single investment.

In managing Special Situations Fund's strategy, the Manager employs proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

In pursuing its investment objectives, Special Situations Fund is permitted to use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, swaptions and foreign currency derivative transactions. For example, in circumstances that the Manager deems appropriate, Special Situations Fund intends to use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by special purpose, corporate, or sovereign issuers. Additionally, in circumstances that the Manager deems appropriate, Special Situations Fund intends to take significant active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as to hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there are no limitations on the extent of Special Situations Fund's net long or net short positions.

Special Situations Fund may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for those services.

Special Situations Fund may invest in unaffiliated money market funds in reliance on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Investments by Special Situations Fund in unaffiliated money market funds may exceed the limits expressed in Section 12(d)(1)(A) of the 1940 Act. Additionally, Special Situations Fund may (but is not required to) invest in GMO U.S. Treasury Fund.

Benchmark: Special Situations Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, Special Situations Fund does not seek to outperform a particular securities market index or blend of market indices.

Principal Risks: Principal risks of an investment in Special Situations Fund include Customized Investment Program Risk, Management Risk, Derivatives Risk, Foreign Currency Transactions Risk, Leverage Risk, Credit Risk, Liquidity Risk, Focused Investment Risk, Interest Rate Risk, Non-Diversification Risk, Foreign Investment Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Stock Market Risk and Fund-of-Funds Risk.

GMO FLEXIBLE EQUITIES FUND

Investment Objective: GMO Flexible Equities Fund ("Flexible Equities Fund") seeks total return in excess of its benchmark.

Principal Investment Strategies: Flexible Equities Fund plans to pursue its investment objective principally by investing in equity securities traded in any of the world's securities markets based on the Manager's assessment of relative opportunities in those markets. Under normal circumstances, Flexible Equities Fund invests at least 80% of its assets in equity investments.

Flexible Equities Fund is permitted to make equity investments of all types, including equities issued by foreign and/or U.S. companies, growth and/or value style equities, and equities of any market capitalization. In addition, Flexible Equities Fund is not restricted in its exposure to any market or type of equity security, and may invest all its assets in a limited number of equity securities of companies in a single country and/or capitalization range. Flexible Equities Fund could be subject to material losses from a single investment.

The Manager uses proprietary quantitative models and fundamental investment techniques to select the countries and equities in which Flexible Equities Fund invests, to decide how much to invest in each, and to determine Flexible Equities Fund's currency exposures. The Manager shifts investments among equities issued by companies in different countries in response to changes in its investment outlook and market valuations and to accommodate cash flows.

Flexible Equities Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and cash equivalents. If Flexible Equities Fund takes temporary defensive positions, it may not achieve its investment objective. In pursuing its investment objective, Flexible Equities Fund is permitted to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by increasing or decreasing Flexible Equities Fund's investment exposures; and/or (iv) adjust its foreign currency exposure. Flexible Equities Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. For investment and hedging purposes, Flexible Equities Fund also may make short sales of securities, including short sales of securities Flexible Equities Fund does not own. In addition, Flexible Equities Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

Flexible Equities Fund may invest in unaffiliated money market funds. Additionally, Flexible Equities Fund may (but is not required to) invest in GMO U.S. Treasury Fund.

Benchmark: Flexible Equities Fund's primary benchmark is the MSCI World Index. Flexible Equities Fund also may identify and measure its performance against one or more secondary benchmarks from time to time. Flexible Equities Fund does not seek to control risk relative to the MSCI World Index or any other benchmark.

Principal Risks: Principal risks of an investment in Flexible Equities Fund include Management Risk, Stock Market Risk, Foreign Investment Risk, Focused Investment Risk, Foreign Currency Transactions Risk, Liquidity Risk, Market Capitalization Risk, Small- and Medium-Sized Companies Risk, Non-Diversification Risk, Large Shareholder Risk, Fund-of-Funds Risk, Market Disruption and Geopolitical Risk, Derivatives Risk, Leverage Risk, Credit Risk and Short Sales Risk.

BENCHMARKS

Each underlying fund has a stated benchmark (each, a "Benchmark"). Notwithstanding its Benchmark, an underlying fund may buy securities not included in its Benchmark or hold securities in very different proportions than its Benchmark. Each underlying fund's Benchmark is listed in the summaries above. General information about each Benchmark is provided in the table below. In some cases, an underlying fund's Benchmark differs from the broad-based index that the SEC requires a fund to use in the average annual return table. In addition, GMO may change an underlying fund's Benchmark and use additional benchmarks from time to time.

Index	Description
Barclays Capital U.S. Aggregate Index	Independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.
Barclays Capital U.S. Government Index	Independently maintained and published U.S. government bond index.
Barclays Capital U.S. Treasury Inflation Notes Index	Independently maintained index of Inflation- Protection Securities issued by the U.S. Treasury.
Citigroup 3 Month Treasury Bill Index	Independently maintained and published short-term Treasury bill index.
JPMorgan Emerging Markets Bond Index Global

Independently maintained and published index composed of debt securities of countries, which includes Brady Bonds, sovereign debt, local debt and Eurodollar debt, all of which are U.S. dollar denominated.

JPMorgan Global Government Bond Index	Independently maintained and published index composed of government bonds of developed countries, including the U.S. with maturities of one year or more.
JPMorgan Non-U.S. Government Bond Index	Independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)	Independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.
JPMorgan U.S. 3 Month Cash Index	Independently maintained and published index measuring the total return performance of three-month U.S. dollar Euro-Deposits.
MSCI EAFE Index (Europe, Australasia, and Far East)	Independently maintained and published large capitalization international stock index.
MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged)	Independently maintained and published large capitalization international stock index that is hedged into U.S. dollars.
MSCI EAFE Growth Index (Europe, Australasia, and Far East)	Independently maintained and published large capitalization international stock index that measures the performance of large- and mid-cap growth stocks in developed markets.
MSCI EAFE Small Cap Index (Europe, Australasia, and Far East)	Independently maintained and published small capitalization international stock index.
MSCI EAFE Value Index (Europe, Australasia, and Far East)	Independently maintained and published large capitalization international stock index that measures the performance of large- and mid-cap value stocks in developed markets.
MSCI U.S. REIT Index	Independently maintained and published index of equity securities issued by REITs.
MSCI World Index	Independently maintained and published global developed markets equity index.
Russell 1000® Growth Index	Independently maintained and published index, measuring the performance of stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Russell 1000® Value Index	Independently maintained and published index, measuring the performance of stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Russell 2500® Growth Index	Independently maintained and published index, measuring the performance of stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Value Index	Independently maintained and published index, measuring the performance of stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index	Independently maintained and published index of large capitalization U.S. stocks.
S&P Developed ex-U.S. Small Cap Index (formerly, the S&P/Citigroup EMI World ex-U.S. Index)

Independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index (BMI). The BMI includes listed shares of companies from developed and emerging market countries with total available market capitalization (float) of at least the local equivalent of USD100 million. The S&P Developed ex-U.S. Small Cap Index represents the bottom 15% of available capital (float) of the BMI in each country. The S&P Developed ex- U.S. Small Cap Index excludes the stocks of U.S. companies included in the BMI.

S&P/IFCI (Investable) Composite Index	Independently maintained and published market capitalization-weighted index of the performance of securities traded on stock exchanges of emerging markets.

TRUSTEES AND OFFICERS

THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE

The Trust is supervised by a Board of Trustees (the "Board"). The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Trustee Compensation" below.

The Board currently consists of eleven Trustees, nine of whom the Board has determined to consider Trustees who are not interested persons of the Fund as defined in the 1940 Act (each, an "Independent Trustee"). Information about each Trustee is included below in the section entitled "Qualifications of Trustees."

The current Chairman of the Board, Mr. Michael S. Scofield, is an Independent Trustee. The Independent Trustees meet periodically in the absence of the members of the Board not considered to be Independent Trustees. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as certain matters that are scheduled to come before the full Board, including fund governance and leadership issues. The Independent Trustees are advised by independent legal counsel. In connection with each regular meeting of the Board, the Trustees meet separately from Evergreen and Wells Fargo management, including with counsel for the Independent Trustees and, periodically, with the Evergreen funds' Chief Compliance Officer. No member of the Board serves as an officer or employee of the Trust or any service provider to the Trust. Three of the five standing Committees of the Board are comprised exclusively of Independent Trustees. The Chairperson of each Committee is an Independent Trustee. A description of the responsibilities of each of the Committees is included below.

As described below, the Board conducts much of its work through certain standing Committees, each of which is chaired by an Independent Trustee.

The Board has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee acts on routine matters between scheduled Board meetings, and reviews and resolves conflicts of interest between the Evergreen funds and each fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; and nonroutine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). For the fiscal year ended December 31, 2009, the Executive Committee held twenty-two scheduled committee meetings.

The Nominating Committee is responsible for nominating candidates for election to the Board. The Committee may solicit suggestions for persons to fill vacancies on the Board from such sources as it deems appropriate, including EIMC and its affiliates. The Committee will consider nominations for openings on the Board from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of an Evergreen fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Evergreen fund's Secretary, and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the proposed nominee's qualifications, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by an Evergreen fund or by any officer, Trustee, employee, or agent of an Evergreen fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.

The Board has a 15(c) Committee which consists of K. Dun Gifford, Dr. Leroy Keith, Jr., Carol A. Kosel, Patricia B. Norris, Dr. Russell A. Salton, III, and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to an Evergreen fund's investment advisor and its affiliates in order for the full Board to determine whether or not to enter into or renew fund contracts. For the fiscal year ended December 31, 2009, the 15(c) Committee held four committee meetings.

The Board has an Audit Committee which consists of Gerald M. McDonnell, Dr. Russell A. Salton, III, and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, oversee financial reporting and accounting, meet regularly with EIMC's Fund Administration group and the independent auditors of the Evergreen funds, and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended December 31, 2009, the Audit Committee held sixteen committee meetings.

The Board has a Distribution, 12b-1, and Service Committee which consists of David M. Richardson, William W. Pettit, and the Chairperson of the Committee, Carol A. Kosel. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the Evergreen funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen funds' transfer agent; and the overall level of servicing provided to shareholders in the Evergreen funds. With the exception of Mr. Pettit, the members of the Distribution, 12b-1, and Service Committee are Independent Trustees. For the fiscal year ended December 31, 2009, the Distribution, 12b-1, and Service Committee held four committee meetings.

The Board has a Performance Committee which consists of K. Dun Gifford, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended December 31, 2009, the Performance Committee held five committee meetings.

The Board reviews its leadership structure periodically and believes that its leadership structure, with Independent Trustees comprising a large majority of the Board and serving as the Chairpersons of the Board and each of its Committees, is appropriate to enable the Board to exercise independent oversight over the Trust and the conduct of its business. The Board believes that its independent leadership is particularly important in monitoring the performance of the Trust's service providers, including EIMC, who may face conflicts of interest or the appearance of conflicts of interest in their dealings with the Trust. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund's current operations.

Set forth below are the Trustees of each of the sixteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2009[2]	Other Directorships held outside of Evergreen Fund Complex
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College	74	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.	74	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	74	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)	74	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	74	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	74	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	74	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	74	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)	74	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2009, the Evergreen fund complex consisted of seventy-four open-end investment management companies representing sixty-eight separate series and six closed-end funds.

Interested Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2009[2]	Other Directorships held outside of Evergreen Fund Complex
William Walt Pettit DOB: 8/26/1955[3]	Trustee	1988	Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	74	None
Richard K. Wagoner, CFA DOB: 12/12/1937[4]	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	74	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2009, the Evergreen fund complex consisted of seventy-four open-end investment management companies representing sixty-eight separate series and six closed-end funds.
3	It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo & Company ("Wells Fargo"), the parent company of the Evergreen funds' investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested Trustee for the time being.
4	Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wells Fargo, the parent company of the Evergreen funds' investment advisor.

THE BOARD OF TRUSTEES AND RISK OVERSIGHT

The Board's role is one of oversight, rather than active management. The Board meets regularly with investment professionals at EIMC, including EIMC's Chief Investment Officer. The Trustees also meet regularly with the Evergreen funds' Chief Compliance Officer to discuss compliance and other risks involving the Evergreen funds. Various personnel, including the Evergreen funds' Chief Compliance Officer, as well as various personnel of EIMC and other service providers such as an Evergreen fund's independent accountants, may report to the Board or the Audit Committee with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. Not all risks that may affect an Evergreen fund can be identified and it may not be practical or cost-effective to eliminate or mitigate certain risks. Moreover, there can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board. The Trustees considered that it may be necessary to bear certain risks (such as investment-related risks) to achieve an Evergreen fund's goals. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Evergreen funds.

QUALIFICATIONS OF TRUSTEES

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual's business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other members of the Board; (iii) the individual's prior experience, if any, serving on the boards of public companies (including, where relevant, other mutual funds) and other complex enterprises and organizations; and (iv) how the individual's skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each Trustee, the individual's substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee's recent prior professional experience is summarized in the tables above.

In certain cases, additional considerations contributed to the Board's conclusion that an individual should serve on the Board. For example, with regard to the current Trustees of the Trust, the Board considered each of the following in concluding that the individual should serve as a Trustee of the Trust: Mr. Gifford's leadership experience, including as the Chairman of the Finance Committee and Treasurer of Cambridge College and his experience since 1974 as trustee of investment companies related to the Trust; Dr. Keith's experience serving as a director of other companies, including investment companies in an unrelated fund family; Ms. Kosel's experience as a consultant to the Board, as Treasurer of the Evergreen funds, and as an executive at Evergreen Investments, Inc.; Mr. McDonnell's, Mr. Richardson's, and Dr. Salton's substantial management and business experience and prior service as trustees of investment companies related to the Trust; Ms. Norris' experience as a partner of a major independent registered public accounting firm; Mr. Pettit's career in the legal field and service as a director of several companies; Mr. Scofield's career in the legal field, his experience since 1984 as a trustee of investment companies related to the Trust, including his experience as Chairman of the Evergreen funds, and his service as chairman of the Independent Directors Council, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry; Mr. Shima's leadership experience, including as an executive, director, or trustee of several organizations and his long career and investment experience in the insurance industry; and Mr. Wagoner's experience as an executive in the finance industry.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

TRUSTEE COMPENSATION

Listed below is the Trustee compensation paid by the Fund for the fiscal year ended December 31, 2009 and by the Evergreen fund complex1 for the twelve months ended December 31, 2009. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Fund	Total Compensation from the Evergreen Fund Complex1,[2]
Charles A. Austin III	Asset Allocation Fund	$20,694	$214,000
K. Dun Gifford	Asset Allocation Fund	$23,007	$237,550
Dr. Leroy Keith, Jr.	Asset Allocation Fund	$22,673	$236,250
Carol A. Kosel	Asset Allocation Fund	$22,999	$242,500[3]
Gerald M. McDonnell	Asset Allocation Fund	$20,491	$214,000
Patricia B. Norris	Asset Allocation Fund	$24,611	$259,650
William Walt Pettit	Asset Allocation Fund	$20,546	$211,500
David M. Richardson	Asset Allocation Fund	$20,491	$211,500
Russell A. Salton, III, MD	Asset Allocation Fund	$23,252	$240,400
Michael S. Scofield	Asset Allocation Fund	$33,907	$354,050
Richard J. Shima	Asset Allocation Fund	$20,816	$214,500
Richard K. Wagoner	Asset Allocation Fund	$20,491	$211,500
1	As of December 31, 2009, the Evergreen fund complex consisted of ten open-end investment management companies representing sixty-eight separate series and six closed-end funds.
2	The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2009. The amounts listed below will be payable in later years to the respective Trustees: McDonnell: $107,000.
3	Ms. Kosel received compensation from the Evergreen Fund Complex for her role as consultant to the Evergreen funds' Boards of Trustees for the period from January 2007 to November 2007.

TRUSTEE OWNERSHIP OF EVERGREEN FUND SHARES

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees' Deferred Compensation Plan. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2009.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
K. Dun Gifford	Evergreen Asset Allocation Fund Evergreen Emerging Markets Growth Fund Evergreen Equity Income Fund Evergreen Fundamental Large Cap Fund Evergreen Global Opportunities Fund Evergreen Health Care Fund	$50,001-$100,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000	Over $100,000
Dr. Leroy Keith. Jr.

Evergreen Asset Allocation Fund
Evergreen Core Plus Bond Fund
Evergreen Global Opportunities Fund
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund
Evergreen Utility and Telecommunications Fund

		$1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	Over $100,000
Carol A. Kosel	Evergreen Asset Allocation Fund Evergreen Small Cap Value Fund	$50,001-$100,000 $50,001-$100,000	Over $100,000
Gerald M. McDonnell

Evergreen Adjustable Rate Fund
Evergreen Core Bond Fund[1]
Evergreen Core Plus Bond Fund[1]
Evergreen Diversified Income Builder Fund[1]
Evergreen Equity Income Fund
Evergreen International Equity Fund[2]
Evergreen Money Market Fund[2]
Evergreen Omega Fund[1]
Evergreen Short Intermediate Bond Fund[2]
Evergreen Strategic Municipal Bond Fund
Evergreen U.S. Government Fund[1]

		$10,001-$50,000 Over $100,000 $10,001-$50,000 Over $100,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 Over $100,000	Over $100,000
Patricia B. Norris

Evergreen Disciplined Value Fund
Evergreen Diversified Capital Builder Fund
Evergreen Emerging Markets Growth Fund
Evergreen Global Opportunities Fund
Evergreen Growth Fund
Evergreen Health Care Fund
Evergreen International Equity Fund
Evergreen Municipal Money Market Fund
Evergreen Precious Metals Fund
Evergreen Utility and Telecommunications Fund

		$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund Evergreen Multi-Sector Income Fund Evergreen Precious Metals Fund Evergreen Utilities and High Income Fund	$10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Russell A. Salton, III, MD

Evergreen Asset Allocation Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Opportunities Fund[1]
Evergreen International Bond Fund[1]
Evergreen Intrinsic Value Fund[1]

		Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000 $50,001-$100,000	Over $100,000
Michael S. Scofield

Evergreen Adjustable Rate Fund
Evergreen Asset Allocation Fund
Evergreen Core Bond Fund[1]
Evergreen Disciplined Value Fund[2]
Evergreen Diversified Capital Builder Fund[1]
Evergreen Equity Index Fund
Evergreen Global Opportunities Fund[2]
Evergreen Golden Core Opportunities Fund
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[2]
Evergreen Utility and Telecommunications Fund[2]

		$10,001-$50,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Richard J. Shima

Evergreen Asset Allocation Fund[1]
Evergreen Core Plus Bond Fund[1]
Evergreen Diversified Capital Builder Fund
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen International Balanced Income Fund
Evergreen International Bond Fund[1]
Evergreen Intrinsic Value Fund[1]
Evergreen Multi-Sector Income Fund
Evergreen Municipal Bond Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund

Over $100,000
$10,001-$50,000
$50,001-$100,000
Over $100,000
Over $100,000
Over $100,000
$1-$10,000
$10,001-$50,000
$50,001-$100,000
Over $100,000
$10,001-$50,000
$50,001-$100,000
$50,001-$100,000
$1-$10,000

Over $100,000

Interested Trustees:
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
William Walt Pettit

Evergreen Asset Allocation Fund[1]
Evergreen Disciplined Value Fund[1]
Evergreen Diversified Capital Builder Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Equity Income Fund[1]
Evergreen Fundamental Large Cap Fund[2]
Evergreen Global Large Cap Equity Fund[2]
Evergreen Global Opportunities Fund[2]
Evergreen Growth Fund[1]
Evergreen Health Care Fund[2]
Evergreen International Equity Fund[2]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Municipal Money Market Fund
Evergreen Omega Fund[1]
Evergreen Small-Mid Growth Fund[1]
Evergreen Utility and Telecommunications Fund[2]

$1-$10,000
$1-$10,000
$1-$10,000
$10,001-$50,000
Over $100,000
$1-$10,000
Over $100,000
$10,001-$50,000
Over $100,000
Over $100,000
Over $100,000
$10,001-$50,000
$1-$10,000
$1-$10,000
$50,001-$100,000
$1-$10,000
$1-$10,000
Over $100,000

Over $100,000
Richard K. Wagoner

Evergreen Equity Income Fund
Evergreen Income Advantage Fund
Evergreen Mid Cap Growth Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Special Values Fund
Evergreen Utilities and High Income Fund

		Over $100,000 $1-$10,000 $50,001-$100,000 Over $100,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000	Over $100,000
1	Invested through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.
2	Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. McDonnell – Evergreen Money Market Fund: $1-$10,000; and Evergreen Short Intermediate Bond Fund $1-$10,000; Mr. Pettit – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Health Care Fund: $10,001-$50,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: $10,001-$50,000; and Mr. Scofield – Evergreen Disciplined Value Fund: $10,001-$50,000; Evergreen Diversified Capital Builder Fund: $10,001-$50,000; Evergreen Global Opportunities Fund: $10,001-$50,000; Evergreen Omega Fund: $1-$10,000; and Evergreen Utility and Telecommunications Fund: $1-$10,000.

OFFICER INFORMATION

Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Principal Officers
Name, Address and Date of Birth	Position with Trust	Principal Occupation for the Last Five Years
W. Douglas Munn 200 Berkeley Street Boston, MA 02116 DOB: 4/21/1963	President since 2009

President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]

Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]

Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC.

Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1	Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund, Evergreen Diversified Income Opportunities Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer for Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Fund may be affiliated persons of the Fund and an affiliated person of EIMC or Wells Fargo Funds Distributor, LLC ("WFFD") by virtue of their positions as an officer or employee of EIMC or WFFD. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of April 1, 2010, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of April 1, 2010.

Any person who owns beneficially 25% or more of the outstanding shares of the Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.

Principal Fund Holders
Asset Allocation Fund Class A
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	16.04%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	6.63%
Asset Allocation Fund Class B
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	5.56%
Asset Allocation Fund Class C
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	24.04%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	12.07%
Asset Allocation Fund Class I
Prudential Investment Mgmt. Services For The Benefit Of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Cetner, Floor 11 Newark, NJ 07102-4000	45.02%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	20.20%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	7.40%
Charles Schwab & Co., Inc. Special Custody Acct. FBO Exclusive Benefit Of Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104	6.31%
Asset Allocation Fund Class R
Hartford Life Insurance Co. Sperate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	53.52%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	20.57%

INVESTMENT ADVISOR

EIMC, a wholly owned subsidiary of Wells Fargo, is the investment advisor to the Fund. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104.

On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the applicable Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Board, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays all of the expenses incurred in connection with the provision of its services.

The Fund pays all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described below); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Advisory Agreement may be renewed from year to year only if approved at least annually by the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

For a discussion regarding the considerations of the Board for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report most recently issued after the approval or renewal of the Fund's advisory agreement for the most recent fiscal period.

EIMC is entitled to receive from the Fund a fee at an annual rate based on the Fund's average daily net assets as follows:

Evergreen Asset Allocation Fund
Aggregate Average Daily Net Assets of the Fund	Fee
First $1 billion	0.47%
Next $2 billion	0.40%
Next $2 billion	0.30%
Next $4 billion	0.25%
Over $9 billion	0.20%

Below are the advisory fees paid by the Fund for the last three fiscal years.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
December 31, 2009
Asset Allocation Fund	$25,522,873	$0
December 31, 2008
Asset Allocation Fund	$30,615,270	$3,474
December 31, 2007
Asset Allocation Fund	$32,744,557	$0

GMO is the investment advisor to Asset Allocation Trust and also serves as investment advisor to each of the underlying funds. GMO does not receive a fee from the Fund for its advisory services. However, the Fund indirectly bears expenses of the underlying funds, which are managed by GMO, including a share of management and other fees paid to GMO.

PORTFOLIO MANAGER(S)

OTHER FUNDS AND ACCOUNTS MANAGED

The Fund invests all of its assets directly in Asset Allocation Trust. GMO is the investment adviser to Asset Allocation Trust. Day-to-day management of Asset Allocation Trust is the responsibility of GMO's Asset Allocation Division (the "Division"). The Division's members work collaboratively to manage Asset Allocation Trust's portfolio, and no one person is primarily responsible for day-to-day management of Asset Allocation Trust.

The following table sets forth additional information about Ben Inker, the senior member of the Asset Allocation Division responsible for coordinating Asset Allocation Trust's overall portfolio management. The information provided for Mr. Inker is as of December 31, 2009.

	Number of Accounts	Total Assets
Registered investment companies managed (including other non-GMO mutual fund subadvisory relationships)	12	$15,133,170,804.57
Other pooled investment vehicles managed (world-wide)	7	$4,723,055,401.54
Separate accounts managed (world-wide)	181	$14,503,374,299.38
Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)	0	$0
Other pooled investment vehicles managed (worldwide) for which GMO receives a performance-based fee	0	$0
Separate accounts managed (world-wide) for which GMO receives a performance-based fee	103	$8,456,603,677.52

CONFLICTS OF INTEREST

Because the Senior Member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of Asset Allocation Trust and the investment strategy of the other accounts managed by the Senior Member and potential conflicts in the allocation of investment opportunities between Asset Allocation Trust and such other accounts.

COMPENSATION

Senior members of the Division are members (partners) of GMO. Compensation for a senior member consists of a fixed annual base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus related to the senior member's contribution to GMO's success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The the level of partnership interest is determined by taking into account a senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each senior member's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. GMO membership interests are the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

FUND HOLDINGS

The senior member has no beneficial interest in the Fund's shares.

BROKERAGE

BROKERAGE COMMISSIONS PAID

The Fund paid no brokerage commissions during the last three fiscal years.

PRINCIPAL UNDERWRITER

WFFD, located at 525 Market Street, San Francisco, California, 94105, is the distributor/principal underwriter of the Fund. WFFD markets the Fund through broker-dealers and other financial representatives and receives payments pursuant to the Fund's 12b-1 plans as well as through the sales charges paid in respect of sales of Fund shares. WFFD, a subsidiary of Wells Fargo, is an affiliate of the Fund and EIMC. The Trust has entered into a Distribution Agreement ("Distribution Agreement") with WFFD with respect to each class of the Fund.

WFFD has agreed to act as agent for the distribution of the shares. WFFD may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Distribution Agreement provides that WFFD will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

All subscriptions and sales of shares by WFFD are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Distribution Agreement, the Fund is not liable to anyone for failure to accept any order.

WFFD has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. WFFD has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of WFFD or any other person for whose acts WFFD is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

After an initial term of two years, the Distribution Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, or interested persons of any party to the agreement and (ii) by vote of a majority of the Trust's Trustees, in each case.

UNDERWRITING COMMISSIONS

As of December 31, 2009, WFFD, the principal underwriter of the Fund and an affiliate of Wells Fargo, had not yet received any underwriting commissions from sales charges on the sale of fund shares. Below are the underwriting commissions received by EIS, the former principal underwriter of the Fund and an affiliate of Wells Fargo, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years. EIS is an affiliate of the Fund and EIMC.

Underwriting Commissions
Fund/Fiscal Year or Period	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
December 31, 2009
Asset Allocation Fund	$13,151,554	$734,567
December 31, 2008
Asset Allocation Fund	$22,762,620	$925,272
December 31, 2007
Asset Allocation Fund	$34,948,329	$1,530,266

RULE 12b-1 PLANS

In accordance with Rule 12b-1 of the 1940 Act, the Fund bears some of the costs of selling each class of its shares (other than Class I shares, if applicable) pursuant to a distribution plan adopted for each such class (each a "Plan," together the "Plans"). Under the terms of the Plans, with respect to each applicable class, the Fund may collect from Fund assets service and/or distribution fees (collectively referred to as "12b-1 fees") up to a maximum annual percentage of the average daily net assets attributable to the applicable class, as set forth in the table below. Please refer to the prospectus for information regarding the current 12b-1 fee being charged for a class, which may be an amount less than that shown below. The Trustees may, without shareholder approval, increase the 12b-1 fee charged to a class up to the maximum amount allowed under the relevant Plan.

Maximum 12b-1 Fees
Class	Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%
B	1.00%
C	1.00%
S	0.75%
Administrative	0.75%
Institutional Service	0.75%
Investor	0.75%
Participant	0.75%
R	1.00%

Amounts collected under the Plans are used by the Fund to compensate WFFD, the Fund's principal underwriter, pursuant to the Underwriting Agreement entered into between the Trust on behalf of the Fund and WFFD with respect to each of its applicable share classes (for more information, see "Principal Underwriter" above). Amounts collected under the Plans are also paid, either directly or through WFFD, to other entities, including EIMC and certain Wells Fargo affiliates. The 12b-1 fees are used for activities intended primarily to result in the sale of Fund shares, as well as for personal services provided to shareholders and the maintenance of shareholder accounts. For information regarding the percentage of the 12b-1 fee for each class that is used for shareholder services and account maintenance, please see "Service Fees Paid to Investment Firms" below.

The Fund may make payments under the Plans when shares of the Fund are not available for purchase.

Since WFFD's compensation under the Underwriting Agreements is not directly tied to the expenses incurred by WFFD, the compensation received by it from the amounts collected under the Plans during any fiscal year may be more or less than its actual expenses and may result in a profit to WFFD.

Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Each Plan continues in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. All material amendments to any Plan must be approved by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on such approval and no Plan may be amended in order to increase materially the amount to be spent for distribution without the approval of a majority (as defined by the 1940 Act) of the outstanding voting securities of the class affected. A Plan may be terminated (i) by the Fund without penalty at any time on not more than sixty days written notice by a vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, or by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or (ii) by WFFD. To terminate a Plan, the Fund need give no notice to WFFD.

To the extent EIMC and WFFD are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

EIMC may from time to time from its own funds or such other resources as may be permitted by SEC rules make payments for distribution services to WFFD; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. Please see "Additional Compensation to Financial Services Firms" in the prospectus for further information.

SERVICE FEES PAID TO INVESTMENT FIRMS

WFFD will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is subject to the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority ("FINRA").

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

WFFD will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. WFFD will pay service fees only to the extent that such amounts have been paid to WFFD by the Fund.

No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

DISTRIBUTION AND/OR SERVICE (12b-1) FEES

Below are the 12b-1 fees paid by the Fund for the fiscal year ended December 31, 2009.

Distribution and/or Service Fees
Fund		Class A	Class B	Class C
Asset Allocation Fund	Distribution Fees	$0	$10,173,554	$23,563,467
Asset Allocation Fund	Service Fees	$6,872,489	$3,391,185	$7,854,489

Distribution and/or Service Fees
Fund		Class R
Asset Allocation Fund	Distribution Fees	$34,078
Asset Allocation Fund	Service Fees	$34,078

OTHER SERVICE PROVIDERS

ADMINISTRATOR

EIMC, a subsidiary of Wells Fargo and an affiliate of each Fund, also serves as administrator to the Funds, subject to the supervision and control of the Board. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rates:

Average Daily Net Assets of the Evergreen funds (excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative fees paid by the Fund for the last three fiscal years. For periods prior to January 1, 2008, the administrative fees were paid to the Fund's predecessor administrator.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid
December 31, 2009
Asset Allocation Fund	$7,715,560
December 31, 2008
Asset Allocation Fund	$10,030,263
December 31, 2007
Asset Allocation Fund	$10,976,161

TRANSFER AGENT

Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wells Fargo and an affiliate of the Fund and EIMC, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account [1]	Annual Fee Per Closed Account [2]
Monthly Dividend Funds	$26.00	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00
1	The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ("sub-transfer agency fees"). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to ten percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.
2	The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical tax information.

The table below shows the transfer agency fees paid by the Funds to ESC for the last three fiscal years. The amounts shown include transfer agency fees paid directly by the Funds to ESC for transfer agency services, including the maintenance of accounts (open and closed) held directly with the Funds, fees paid by the Funds to ESC and remitted to financial intermediaries (a portion of which was remitted to affiliates of EIMC and Wells Fargo) as reimbursement for sub-transfer agency services (the "reimbursement program"), and fees retained by ESC as compensation for the operation of the reimbursement program.

Transfer Agency Fees Paid
Fund/Fiscal Year or Period	Transfer Agency Fees Paid
December 31, 2009
Asset Allocation Fund	$11,833,022
December 31, 2008
Asset Allocation Fund	$11,967,715
December 31, 2007
Asset Allocation Fund	$11,910,629

SECURITIES LENDING AGENT

Wachovia Bank, N.A., a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. Since Wachovia Bank, N.A. did not serve as securities lending agent to the Fund, it did not earn any fees during the fiscal year ended December 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Evergreen fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Evergreen fund's securities and cash, and performs other related duties.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as counsel to the Evergreen funds and the Independent Trustees of the Trust.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through WFFD, broker-dealers that have entered into special agreements with WFFD or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge ("CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

CLASS A SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus). As described in the prospectus, certain individuals are eligible to purchase Class A shares at NAV, including but not limited to, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wells Fargo and its affiliates; members of each such individual's immediate family; employees of broker-dealer firms that have entered into dealer agreements with WFFD, and members of each such individual's immediate family. Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and WFFD. Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America's Utility Fund.

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of December 31, 2009.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share[1]	Offering Price Per Share
Asset Allocation Fund	$11.37	5.75%	$12.06
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

CLASS B SHARES

The Fund's prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. For Evergreen Adjustable Rate Fund, Evergreen Short Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, Class B shares purchased prior to April 2, 2007 that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Class B shares of Evergreen Adjustable Rate Fund, Evergreen Short Intermediate Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund purchased after April 2, 2007 will automatically convert to Class A shares after six years without the imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.

Class B shares of a Fund are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) through the Fund's dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason.

CLASS C SHARES, CLASS I SHARES (ALSO REFERRED TO AS INSTITUTIONAL SHARES), CLASS R SHARES, CLASS S SHARES, ADMINISTRATIVE SHARES, CLASS IS SHARES (ALSO REFERRED TO AS INSTITUTIONAL SERVICE SHARES), INVESTOR SHARES AND PARTICIPANT SHARES

The Fund's prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Class IS shares (also referred to as Institutional Service shares), Investor shares and Participant shares.

CONTINGENT DEFERRED SALES CHARGE

A CDSC is charged on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares. With respect to Class B and Class C shares, the amount of the CDSC depends on the length of time the shares are held, as set forth in the prospectus. The holding period for the CDSC begins on the day your purchase is accepted. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares would be subject to the maximum CDSC until January 2nd of the following year. From that day until January 2nd of the following year, you would be subject to the next highest CDSC, and so on. With respect to Class A shares, investments of $1 million or more in most Funds will be subject to a CDSC of 1.00% if any such shares are redeemed within 18 months of purchase. The holding period for the CDSC ends on the first day of the 18th month after your purchase is accepted, regardless of the day of the month that your purchase was accepted. For example, if you invest $1 million or more in Class A shares on July 22nd, a redemption of any of those shares will not be subject to the CDSC after December 31st of the following year.

REDEMPTION-IN-KIND

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

EXCHANGES

Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Board reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See "Taxes on the Sale or Exchange of Fund Shares" below.

AUTOMATIC REINVESTMENT

A shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

CALCULATION OF NET ASSET VALUE (NAV)

The Fund calculates its NAV once daily on Monday through Friday as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

The Fund generally invests all of its assets in Asset Allocation Trust. For information regarding the valuation policy of the Asset Allocation Trust, please refer to the Statement of Additional Information for Asset Allocation Trust. Asset Allocation Trust generally invests a substantial portion of its assets in the underlying funds. For information regarding the valuation policies of the underlying funds, please refer to the prospectus or private placement memorandum of the underlying funds.

Current values for the Fund's portfolio securities are determined as follows:

  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

  Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

  Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

  Debt securities maturing in 60 days or less from acquisition date are generally valued at amortized cost, which approximates market value.

  Securities and other assets for which market quotations are not readily available or are, in the opinion of the investment advisor, unreliable, will be valued at prices deemed in good faith to be fair under procedures established by the Board.

  Investments in other mutual funds are valued at such funds' net asset value.

  The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify for treatment as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized capital gains that it timely distributes to shareholders. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31st. The Fund anticipates meeting such distribution requirements.

If the Fund were to fail to qualify for the special tax treatment accorded to RICs in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

TAXES ON DISTRIBUTIONS

In the case of the Evergreen Asset Allocation Fund, as the context requires, statements referring to the Fund's holding of or investment in securities refer to the underlying funds' holding of such securities.

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether reinvested in additional shares or paid out in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for individuals (i.e., subject to tax under Part 1 of Subchapter A of the Code) who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. Generally, if the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other individuals.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at rates applicable to long-term capital gains, which in the case of individuals has been temporarily reduced to no higher than 15%. It is currently unclear whether Congress will extend, modify or eliminate this provision to or for tax years beginning on or after January 1, 2011. In order for dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Note that dividends received by the Fund from a real estate investment trust (a "REIT") generally will not constitute qualified dividend income. Additionally, the portion of any Fund distributions that represents (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to securities lending transactions or (ii) dividend income received by the Fund on securities it temporarily purchased from counterparties pursuant to certain repurchase agreements will not constitute qualified dividend income or be eligible for the dividends-received deduction.

From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Note that a portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.  Also note that investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs").  Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, in which case the investment returns would be reduced. The U.S. has entered into tax treaties with many foreign countries, which entitles a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains, dividends and interest.

If more than 50% of the value of the Fund's total assets at the end of the taxable year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. The Fund intends to make such an election to the extent that it meets the 50% threshold and its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Shareholders in Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities will not be entitled to a credit or deduction with respect to foreign taxes on the investment income received by such Funds. This will decrease the Fund's yield on securities subject to such taxes.

The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may cause a difference between the Fund's book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares; and (iii) thereafter, as a gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

CAPITAL LOSS CARRYFORWARDS

If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization, may be subject to limitations that could restrict the utilization of such losses. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF EVERGREEN ASSET ALLOCATION FUND

Because the Fund will invest substantially all of its assets through the Asset Allocation Trust ("AAT") in shares of underlying funds, most of which are treated as RICs, its distributable income and gains will normally consist entirely of distributions from AAT representing distributions from the underlying funds (or in the case of underlying funds that are partnerships; allocations from) and gains and losses on AAT's disposition of shares of underlying funds. To the extent that an underlying fund that is a RIC realizes net losses on its investments for a given taxable year, AAT will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when AAT does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, AAT will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the "wash sale" rules under Section 1091 of the Code may apply to AAT's sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by AAT at a loss and AAT acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules generally will defer losses in AAT's hands on sales of underlying fund shares (to the extent such sales are wash sales) until the replacement shares are ultimately disposed of at a future date. However, under certain circumstances those losses could be deferred for extended (and, in certain cases, potentially indefinite) periods of time (e.g., in the event the subsequent sale of the replacement shares is also a wash sale).

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that AAT will be required to distribute to its shareholders (and, in turn, that the Fund will be required to distribute to its shareholders) may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing indirectly in shares of the underlying funds through AAT. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If a Fund receives dividends from AAT and AAT designates such dividends as "qualified dividend income," then the Fund may, in turn, designate a portion of its distribution as "qualified dividend income" as well, provided the Fund meets the holding period and other requirements with respect to shares of AAT.

When the Fund redeems shares in AAT, including potentially to satisfy shareholder redemptions of Fund shares, the Fund will be treated as receiving a dividend, to the extent of AAT's net earnings and profits, on the full amount of the distribution instead of recovering basis and recognizing a capital gain or loss on the shares of AAT. It is possible that such a dividend would qualify, in whole or in part, as "qualified dividend income"; otherwise, it would be taxable as ordinary income. Such dividend characterization may accelerate the timing and affect the character of distributions to Fund shareholders.

Moreover, when AAT redeems shares in the underlying funds that are RICs, depending on AAT's percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, AAT's redemption of shares of such underlying fund may cause AAT to be treated as receiving a dividend to the extent of the underlying fund's net earnings and profits, on the full amount of the distribution instead of recovering basis and recognizing a capital gain or loss on the shares of the underlying fund. This would be the case where AAT holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend would qualify, in whole or in part, as "qualified dividend income"; otherwise, it would be taxable as ordinary income. Such dividend characterization may accelerate the timing and affect the character of distributions to the Fund, and in turn to the Fund's shareholders.

Under current law, a fund-of-funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Therefore, the preceding discussion of foreign tax credits under "Taxes on Distributions" above does not apply with respect to the Fund.

In addition, to the extent an underlying fund invests in REIT equity securities, the Fund could receive cash in excess of the REIT's earnings; which if distributed to Fund shareholders, could constitute a return of capital for federal income tax purposes. Moreover, an underlying fund's direct or indirect investment in residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs") could result in the income generated by such vehicles being subject to federal income tax in all events in the hands of any Fund shareholder, including tax-exempt shareholders. You are urged to carefully examine the prospectus, private placement memorandum and SAI of each underlying fund as well as the private placement memorandum and SAI of AAT to determine whether the Fund is appropriate for you.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a temporarily reduced federal income tax rate of no higher than 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

OTHER TAX CONSIDERATIONS

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% (this rate expires at the end of 2010 and the back-up withholding rate will then be 31%) on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether paid out in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. This rule may also apply to distributions that are properly designated as exempt-interest dividends. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2010. (Pending legislation proposes to extend this exemption from withholding for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011.  As of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be). Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Evergreen Investment Management Company, LLC
 Proxy Voting Policy and Procedures

February 1, 2009

Statement of Principles
 Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee
 Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking
 Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest
 Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wells Fargo Company will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines
 The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2009.

1. Auditors
 Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
 Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election–any or all appropriate nominees (except new) may be held accountable.

  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive;

  The company receives an adverse opinion on the company's financial statements from its auditor; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive's pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options;

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
 Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director, unless the company satisfies all of the following criteria:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

    Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

    Serving as liaison between the chairman and the independent directors,

    Approving information sent to the board,

    Approving meeting agendas for the board,

    Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

    Having the authority to call meetings of the independent directors,

    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  Two-thirds independent board;

  All-independent key committees;

  Established governance guidelines;

  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

  The company does not have any problematic governance issues. The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

    Egregious compensation practices;

    Multiple related-party transactions or other issues putting director independence at risk;

    Corporate and/or management scandals;

    Excessive problematic corporate governance provisions; or

    Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
 Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
 Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

  a classified board structure;

  a supermajority vote requirement;

  majority vote standard for director elections with no carve out for contested elections;

  the inability of shareholders to call special meetings;

  the inability of shareholders to act by written consent;

  a dual-class structure; and/or

  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests
 Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management's track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident's candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
 Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills
 Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

  the trigger (NOL pills generally have a trigger slightly below 5%);

  the value of the NOLs;

  the term;

  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings
 For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process – Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
 Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

  Reasons for reincorporation;

  Comparison of company's governance practices and provisions prior to and following the reincorporation; and

  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
 Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;

  The dilutive impact of the request as determined through an allowable cap generated by a quantitative model;

  The board's governance structure and practices; and

  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;

  The dilutive impact of the request as determined through an allowable cap generated by a quantitative model;

  The board's governance structure and practices; and

  Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation
 Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

  The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

  Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Excessive perks/tax reimbursements:

    Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

    Reimbursement of income taxes on executive perquisites or other payments;

    Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:

    Inclusion of additional years of service not worked that result in significant payouts;

    Inclusion of performance-based equity awards in the pension calculation;

  New CEO with overly generous new hire package:

    Excessive "make whole" provisions;

    Any of the poor pay practices listed in this policy;

  Excessive severance and/or change in control provisions:

    Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

    Payments upon an executive's termination in connection with performance failure;

    Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

    New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

    Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

    New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

    Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Dividends or dividend equivalents paid on unvested performance shares or units;

  Poor disclosure practices:

    Unclear explanation of how the CEO is involved in the pay setting process;

    Retrospective performance targets and methodology not discussed;

    Methodology for benchmarking practices and/or peer group not disclosed and explained;

  Internal Pay Disparity:

    Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

  Options backdating;

  Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

  Relative Considerations:

    Assessment of performance metrics relative to business strategy, as discussed and explained in the CDA;

    Evaluation of peer groups used to set target pay or award opportunities;

    Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

  Design Considerations:

    Balance of fixed versus performance-driven pay;

    Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

  Communication Considerations:

    Evaluation of information and board rationale provided in CDA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

  Rationale for the re-pricing--was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting--does the new option vest immediately or is there a black-out period?

  Term of the option—the term should remain the same as that of the replaced option;

  Exercise price—should be set at fair market or a premium to market;

  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation
 Advisory Vote on Executive Compensation (Say-on-Pay)
 Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
 Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods
 Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
 Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

    Rigorous stock ownership guidelines, or

    A holding period requirement coupled with a significant long-term ownership requirement, or

    A meaningful retention ratio,

  Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
 Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues
 Overall Approach

When evaluating social and environmental shareholder proposals, the following factors are considered:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

  Whether the company's analysis and voting recommendation to shareholders are persuasive;

  What other companies have done in response to the issue addressed in the proposal;

  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

  Whether implementation of the proposal's request would achieve the proposal's objectives;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
 Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The company's business and the proportion of it affected by the resolution;

  The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

  Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
 Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

  The nature of the company's business and the potential for reputational and market risk exposure;

  The existing disclosure of relevant policies;

  Deviation from established industry norms;

  The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

  Whether the proposal focuses on specific products or geographic regions; and

  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
 Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change
 Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

  The company's level of disclosure is at least comparable to that of industry peers; and

  There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives
 Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

  Significant controversies, fines, or litigation surrounding a company's public policy activities,

  The company's current level of disclosure on lobbying strategy, and

  The impact that the policy issue may have on the company's business operations.

Political Contributions and Trade Association Spending
 Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
 Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;

  Whether or not existing relevant policies are consistent with internationally recognized standards;

  Whether company facilities and those of its suppliers are monitored and how;

  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

  The scope of the request; and

  Deviation from industry sector peer company standards and practices.

Sustainability Reporting
 Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports
 Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
 Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
 Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
 Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
 Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
 Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
 Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
 Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
 Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
 Vote AGAINST other business when it appears as a voting item.

Director Elections
 Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation
 Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Directors
 Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Board Structure
 Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests
 General Issuances
 Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances
 Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
 Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
 Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
 Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
 Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
 Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
 Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
 Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
 Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury ("on the shelf");

  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, we will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, we will support the proposed authority.

In addition, vote AGAINST any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks;

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

We may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

  The overall balance of the proposed plan seems to be clearly in shareholders' interests;

  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Shares Repurchased
 Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
 Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings
 Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
 Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every MA analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
 Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
 Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
 Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
 Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
 Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
 Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
 Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B

Corporate and Municipal Bond Ratings

This Appendix generally describes the ratings applied to corporate and municipal bonds (as applicable) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Investors Service, Inc. ("Fitch").

Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

Comparison of Long-Term Bond Ratings
Credit Quality	MOODY'S	S	FITCH
Excellent Quality (lowest risk)[1]	Aaa	AAA	AAA
Almost Excellent Quality (very low risk)[1]	Aa	AA	AA
Good Quality (low risk)[1]	A	A	A
Satisfactory Quality (some risk)[1]	Bbb	BBB	BBB
Questionable Quality (definite risk)[2]	Bb	BB	BB
Low Quality(high risk)[2]	B	B	B
In or Near Default[2]	Caa/Ca/C	CCC/CC/C	CCC/CC/C
In Default[2]		D	DDD/DD/D
1	Considered investment grade.
2	Considered below investment grade.

Corporate Long-Term Ratings

Moody's Corporate Long-Term Bond Ratings

Aaa Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated "B" are considered speculative and are subject to high credit risk.

Caa Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard Poor's does not rate a particular obligation as a matter of policy.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

Speculative Grade

BB Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that material credit risk is present.

CCC Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The Modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" rating category or to ratings categories below "B."

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

P-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

P-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

NP Issuers rated Not Prime (or supporting institutions) do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Fitch Corporate Short-Term Obligation Ratings

F1  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk.  Default is a real possibility.

RD Restricted Default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Obligation Ratings

MIG 1  This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality.  Margins of protection are ample, although not so large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

S&P Municipal Short-Term Obligation Ratings

Obligations due in three years or less will likely receive a short-term obligation rating described below. Obligations maturing beyond three years will most likely receive a long-term bond rating (described above under "S&P Corporate Long-Term Bond Ratings").

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

See Fitch Corporate Short-Term Obligation Ratings above.

EVERGREEN EQUITY TRUST (the "Trust")

PART C
OTHER INFORMATION

Item 28. Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location
(a)(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009.
(a)(2)	Amendment to the Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008.
(b)	Amended and Restated By-Laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001.
(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), VI.(3), IV.(8), V, VI, VII, VIII and By-laws Articles II, III and VIII.

See items A and B above.
(d)(1)

Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Asset Allocation Fund, Evergreen Diversified Capital Builder Fund, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500® Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Large Company Growth Fund, Evergreen Market Index Fund, Evergreen Market Index Growth Fund, Evergreen Market Index Value Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Special Values Fund and Evergreen Utility and Telecommunications Fund).

Incorporated by reference to Registrant's Post-Effective Amendment No. 124 Filed on April 29, 2009.
(d)(2)

Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Small-Mid Growth Fund, Evergreen Intrinsic Value Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund and Evergreen Golden Mid Cap Core Fund).

Incorporated by reference to Registrant's Post-Effective Amendment No. 124 Filed on April 29, 2009.
(d)(3)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Metropolitan West Capital Management, LLC (dated 2/12/2009, with respect to Evergreen Intrinsic Value Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 Filed on February 27, 2009.
(d)(4)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Crow Point Partners, LLC (dated 2/12/2009, with respect to Evergreen Utility & Telecommunications Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 Filed on February 27, 2009.
(d)(5)

Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Golden Capital Management, LLC (dated 12/31/2008, with respect to Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund and Evergreen Golden Mid Cap Core Fund).

Incorporated by reference to Registrant's Post-Effective Amendment No. 124 Filed on April 29, 2009.
(e)(1)	Principal Underwriting Agreement between the Registrant and Wells Fargo Funds Distributor, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 Filed on Januay 28, 2010.
(e)(2)	Principal Underwriting Agreement between the Registrant and Kokusai Securities Company Limited.	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998.
(e)(3)	Specimen Copy of Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004.	Incorporated by reference to Registrant's Post-Effective Amendment No. 70 Filed on July 29, 2004.
(e)(4)	Principal Underwriting Agreement between the Registrant and Nomura Securities Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998.
(f)	Deferred Compensation Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 112 Filed on November 26, 2007.
(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 Filed on March 12, 1998.
(g)(2)	Amendments to Custodian Agreement dated July 2000 and June 2001.	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on February 28, 2002.
(g)(3)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen Small Cap Value Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003.
(g)(4)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Disciplined Value Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 79 Filed on March 18, 2005.
(g)(5)	Amended Pricing Schedule to Custodian Agreement between the Registrant and State Street Bank and Trust Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 102 Filed on January 26, 2007.
(g)(6)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Small-Mid Growth Fund, Evergreen Disciplined Small-Mid Value Fund, Evergreen Envision Funds).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(7)	Amendment dated January 19, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 Filed on April 26, 2007.
(g)(8)	Amendment dated December 7, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company.	Incorporated by reference to Registrant's Post-Effective Amendment No. 102 Filed on January 26, 2007.
(g)(9)	Remote Access Services Agreement between Registrant and State Street Bank and Trust Co.	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 Filed on April 26, 2007.
(g)(10)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Stock Selector Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(11)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Special Values Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(12)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Growth Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(13)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Asset Allocation Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(14)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Equity Index Funds).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(15)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Small-Mid Growth Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 Filed on July 27, 2007.
(g)(16)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Fundamental Mid Cap Value Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 109 Filed on September 11, 2007.
(g)(17)

Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund).

Incorporated by reference to Registrant's Post-Effective Amendment No. 113 Filed on December 11, 2007.
(h)(1)	Master Administrative Services Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 Filed on July 27, 2009.
(h)(2)	Transfer and Assumption of Master Administrative Services Agreement	Incorporated by reference to Registrant's Post-Effective Amendment No. 114 Filed on January 28, 2008.
(h)(3)	Amended and Restated Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 Filed on July 27, 2009.
(h)(4)	Tax Services Administration Agreement between Evergreen Investment Services, Inc. and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 118 Filed on July 25, 2008.
(h)(5)	Transfer and Assumption of Tax Administration Agreement	Incorporated by reference to Registrant's Post-Effective Amendment No. 139 Filed on December 22, 2009.
(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Post-Effective Amendment No. 2 Filed on December 12, 1997.
(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 19 Filed on October 14, 1999.
(j)(1)	Consent of KPMG LLP (Evergreen Asset Allocation Fund).	Contained herein.
(j)(2)	Consent of KPMG LLP (Evergreen Sector Funds).	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 Filed on February 26, 2010.
(j)(3)	Consent of KPMG LLP (Evergreen Domestic Growth Equity Funds).	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 Filed on Januay 28, 2010.
(j)(4)	Consent of KPMG LLP (Evergreen Equity Index Funds).	Incorporated by reference to Registrant's Post-Effective Amendment No. 126 Filed on September 25, 2009.
(j)(5)	Consent of KPMG LLP (Evergreen Balanced Funds).	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 Filed on July 27, 2009.
(j)(6)	Consent of KPMG LLP (Evergreen Golden Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 128 Filed on November 24, 2009.
(j)(7)	Consent of KPMG LLP (Evergreen Domestic Value Equity Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 128 Filed on November 24, 2009.
(j)(8)	Consent of KPMG LLP (Evergreen Blend Equity Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 128 Filed on November 24, 2009.
(j)(9)	Powers of Attorney	Incorporated by reference to Registrant's Post-Effective Amendment No. 127 Filed on November 23, 2009.
(k)	Not applicable
(l)	Not applicable
(m)(1)	Distribution Plan for Class A Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009.
(m)(2)	Distribution Plan for Class B Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009.
(m)(3)	Distribution Plan for Class C Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009.
(m)(4)	Distribution Plan for Class R Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009.
(m)(5)	Distribution Plan for Class IS Shares	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009.
(n)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 65 Filed on November 24, 2003.
(o)	Not applicable
(p)(1)	Code of Ethics (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Tattersall Advisory Group, Inc.	Incorporated by reference to Registrants's Post-Effective Amendment No. 129 filed on December 22, 2009.
(p)(2)	Code of Ethics (Evergreen Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 133 Filed on February 23, 2009.
(p)(3)	Code of Ethics of Metropolitan West Capital Management, LLC (Sub-advisor to Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 97 Filed on July 10, 2006.
(p)(4)	Code of Ethics of Golden Capital Management, LLC (Sub-advisor to Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund).	Incorporated by reference to Registrant's Post-Effective Amendment No. 113 Filed on December 11, 2007.
(p)(5)	Code of Ethics of Crow Point Partners, LLC (Sub-advisor to Evergreen Utility and Telecommunications Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 133 Filed on February 23, 2009.

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisor and Sub-Advisors are contained in the Investment Advisory and Management Agreement and Sub-Advisory Agreements.

Provisions for the indemnification of Wells Fargo Funds Distributor, LLC, the Registrant's principal underwriter, are contained in the Principal Underwriting Agreement between Wells Fargo Funds Distributor, LLC. and the Registrant.

Provisions for the indemnification of Evergreen Investment Management Company, LLC, the Registrant's administrator, is contained in the Transfer and Assumption of Master Administrative Services Agreement, respectively, between EIMC, Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 31. Business or Other Connections of Investment Advisor

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to Metropolitan West Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-57001) of Metropolitan West Capital Management, LLC.

The information required by this item with respect to Crow Point Partners, LLC is incorporated by reference to the Form ADV (File No. 801-67184) of Crow Point Partners, LLC.

The information required by this item with respect to Golden Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-57973) of Golden Capital Management, LLC.

Item 32. Principal Underwriter.

Wells Fargo Funds Distributor, LLC, acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of WFFD is set forth below. The principal business address is 525 Market Street, San Francisco, California, 94105.

Name and Principal Business Address	Positions and Offices with Underwriter
Karla M. Rabusch	President
Cara Peck	Director, President and Secretary
A. Erdem Cimen	Director
Kevin J. Scott	Financial Operations Officer
Carol J. Lorts	Chief Compliance Officer
Samuel H. Hom	Anti-Money Laundering Compliance Officer
Randy Henze	Director

Item 33. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc., Evergreen Service Company, LLC and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

Wells Fargo Funds Distributor, LLC, 525 Market St., San Franscisco, California 94105.

Evergreen Investments, 123 S. Broad Street, Philadelphia, Pennsylvania 19109.

Evergreen Investments, 12 E. 49th Street, New York, New York 10017-1028.

Evergreen Investments, 225 Water Street, Jacksonville, Florida 32202-5185.

Evergreen Investments, 191 Peachtree Street, Atlanta, Georgia 30303.

Evergreen Investments, 401 S. Tryon Street, Charlotte, North Carolina 28288.

Evergreen Investments, 6802 Paragon Place, Richmond, Virginia 23219.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

State Street Bank and Trust Company, 333 Technology Drive, Malvern, Pennsylvania 19355-1459.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Newport Beach, California 92660.

Crow Point Partners, LLC, 10 New Driftway, Suite 203, Scituate, Massachusetts 02066.

Golden Capital Management, LLC, 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, North Carolina 28262.

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of the Trust, together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment No. 135 (the "Amendment") to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of April 2010.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April 2010.

/s/ W. Douglas Munn W. Douglas Munn* President (Chief Executive Officer)	/s/ Michael H. Koonce Michael H. Koonce* Secretary	/s/ Jeremy DePalma Jeremy DePalma* Treasurer (Principal Financial and Accounting Officer)
/s/ Gerald M. McDonnell Gerald M. McDonnell* Trustee	/s/ K. Dun Gifford K. Dun Gifford* Trustee	/s/ William Walt Petit William Walt Petit* Trustee
/s/ Michael S. Scofield Michael S. Scofield* Chairman of the Board and Trustee	/s/ Russell A. Salton, III Russell A. Salton, III* Trustee	/s/ Richard K. Wagoner Richard K. Wagoner* Trustee
/s/ Richard J. Shima Richard J. Shima* Trustee	/s/ David M. Richardson David M. Richardson* Trustee	/s/ Leroy Keith, Jr. Leroy Keith, Jr.* Trustee
/s/ Patricia B. Norris Patricia B. Norris* Trustee	/s/ Carol A. Kosel Carol A. Kosel* Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

*Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

SIGNATURES

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the following sentence, on the 29th day of April 2010. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Asset Allocation Trust, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

/s/ W. Douglas Munn W. Douglas Munn* President (Chief Executive Officer)	/s/ Michael H. Koonce Michael H. Koonce* Secretary	/s/ Jeremy DePalma Jeremy DePalma* Treasurer (Principal Financial and Accounting Officer)
/s/ Gerald M. McDonnell Gerald M. McDonnell* Trustee	/s/ K. Dun Gifford K. Dun Gifford* Trustee	/s/ William Walt Petit William Walt Petit* Trustee
/s/ Michael S. Scofield Michael S. Scofield* Chairman of the Board and Trustee	/s/ Russell A. Salton, III Russell A. Salton, III* Trustee	/s/ Richard K. Wagoner Richard K. Wagoner* Trustee
/s/ Richard J. Shima Richard J. Shima* Trustee	/s/ David M. Richardson David M. Richardson* Trustee	/s/ Leroy Keith, Jr. Leroy Keith, Jr.* Trustee
/s/ Patricia B. Norris Patricia B. Norris* Trustee	/s/ Carol A. Kosel Carol A. Kosel* Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

*Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

Exhibit No.	Exhibits
(j)(1)	Consent of KPMG LLP (Evergreen Asset Allocation Fund)